                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-242

                           IXIS Advisor Funds Trust II
              ----------------------------------------------------
               (Exact name of Registrant as specified in charter)

               399 Boylston Street, Boston, Massachusetts  02116
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
              ----------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Item 1. Reports to Stockholders.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                       [LOGO]

  Income Funds
  Annual Report
  September 30, 2005
[LOGO]


Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund
TABLE OF CONTENTS

Management Discussion
and Performance.........Page  1

Schedule of InvestmentsPage  19

Financial Statements....Page 43

                       LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE


Objective:
Seeks a high level of current income consistent with what the fund considers reasonable risk. It invests primarily in U.S. corporate and U.S. government bonds.

--------------------------------------------------------------------------------
Strategy:
Invests primarily in U.S. corporate and U.S. government bonds

--------------------------------------------------------------------------------
Fund Inception:
November 7, 1973

--------------------------------------------------------------------------------
Managers:
Peter W. Palfrey
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFRX
Class B         NERBX
Class C         NECRX
Class Y         NERYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund may invest in lower-rated bonds with higher yields and increased risks; securities subject to prepayment risk; and foreign market securities with special risks.

Management Discussion
--------------------------------------------------------------------------------

The economic expansion continued to support corporate bonds, extending their long stretch of solid performance. Shorter- and intermediate-term issues came under pressure as the Federal Reserve Board continued to hike interest rates, in an effort to contain inflation. International bonds rose at first, then fell back late in the period when the U.S. dollar strengthened.

For the fiscal year ended September 30, 2005, the total return on Class A shares of Loomis Sayles Core Plus Bond Fund was 2.43% at net asset value, including $0.56 in dividends reinvested during the period. This was slightly below the fund's broad-based, domestic benchmark, the Lehman Aggregate Bond Index, which returned 2.80% for the same period, and in line with Morningstar's Intermediate-Term Bond category, which averaged a 2.43% return. At the end of September 2005, the fund's 30-day SEC yield was 3.85%.

CORPORATE AND INTERNATIONAL HOLDINGS PUSHED RETURNS HIGHER
The fund's high-yield and investment-grade corporate bonds performed well during the period. As the economy expanded, investors grew less concerned about default risks and were drawn to corporate bonds because of their comparatively generous yields. Higher-grade corporate issues also contributed because they offer higher yields than Treasury securities. Although returns in many foreign markets were bolstered by the weak U.S. dollar during the first half of the fiscal year, the dollar's rally in the second half erased some of the fund's gains. We also trimmed the fund's duration during the period, making it less sensitive to changes in bond prices as interest rates moved higher. Toward the end of the period we edged longer, such that the fund's duration was essentially the same as the benchmark by the end of September - a neutral stance.

MEDIA, TELECOM, AND FOOD COMPANIES ADDED TO RETURNS
Strength in the Canadian dollar and revitalized operations aided the bonds of Alberta-based Shaw Communications, Canada's second-largest cable operator. In the United States, operational improvement and healthier finances helped the securities of Qwest, which provides telecommunications services in several western states. In addition, AT&T bonds moved up sharply on news of SBC's proposed acquisition of the former telephone giant. Good operating results energized the high-yield bonds of Dean Foods, a dairy products company. We sold these bonds when we felt their market price had risen to levels that fully reflected their value. Bonds of another high-yield holding, Ambev Cia De Bebidas, a Brazilian beverage company, moved higher when a Dutch firm with a higher credit rating acquired the company.

TREASURY WEIGHTINGS AND SOME COMPANY-SPECIFIC ISSUES HINDERED RESULTS
Early this year we were underweight in long-term Treasury securities in anticipation of upward pressure on interest rates. That position hurt the fund's comparative return when yields on longer-term Treasuries fell and prices moved higher. However, we recently began increasing holdings in longer-term Treasuries because rising short-term rates are likely to have less impact on the prices of these bonds. The downgrades to junk-bond status of Ford and General Motors undercut the fund's performance, although these positions were relatively small. Moreover, our remaining exposure to these companies is primarily to their credit subsidiaries, which were less affected than their automotive divisions. Operational issues and high fuel costs pressured the bonds of Allied Waste and we sold it.

EASING BACK ON CORPORATES
High energy prices are all but certain to take a toll on consumers, as sharp increases in energy prices inflate home heating bills and transportation costs. In addition, home equity lending has decelerated as housing markets cooled. High debt and low savings are burdening many households. All this suggests that consumers, who make up the bulk of U.S. economic activity, may cut back on spending. For now, we believe corporate issues should continue to perform well, and the economy will draw strength in the short-term from the massive rebuilding efforts slated for the Gulf Coast region. Nevertheless, we are positioning the portfolio more defensively against the possibility of shrinking economic growth. For example, we have been gradually raising overall quality by decreasing exposure to corporate issues in favor of government obligations and mortgage- and asset-backed securities. We are also investing in Treasury Inflation-Protected Securities, which are adjusted to offset the effects of inflation.

                       LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.
Growth of a $10,000 Investment in Class A Shares/7/


                                    [CHART]

                  September 30, 1995 through September 30, 2005

             Net Asset    Maximum Sales   Lehman Aggregte      Lehman U.S.
             Value /1/      Charge /2/     Bond Index /3/    Credit Index /4/
            ----------    -------------   ---------------    ----------------
 9/30/1995    $10,000       $ 9,550          $10,000            $10,000
10/31/1995     10,133         9,677           10,130             10,130
11/30/1995     10,291         9,828           10,282             10,324
12/31/1995     10,440         9,970           10,426             10,494
 1/31/1996     10,484        10,012           10,495             10,562
 2/29/1996     10,257         9,795           10,313             10,311
 3/31/1996     10,205         9,746           10,241             10,223
 4/30/1996     10,120         9,664           10,184             10,138
 5/31/1996     10,111         9,656           10,163             10,121
 6/30/1996     10,258         9,797           10,299             10,269
 7/31/1996     10,284         9,821           10,328             10,289
 8/31/1996     10,284         9,821           10,310             10,257
 9/30/1996     10,522        10,049           10,490             10,475
10/31/1996     10,790        10,304           10,722             10,761
11/30/1996     11,050        10,552           10,906             10,991
12/31/1996     10,921        10,430           10,805             10,839
 1/31/1997     10,983        10,488           10,838             10,854
 2/28/1997     11,052        10,555           10,865             10,900
 3/31/1997     10,887        10,397           10,744             10,730
 4/30/1997     11,007        10,512           10,905             10,892
 5/31/1997     11,156        10,654           11,008             11,016
 6/30/1997     11,352        10,841           11,139             11,172
 7/31/1997     11,808        11,277           11,439             11,581
 8/31/1997     11,607        11,085           11,342             11,410
 9/30/1997     11,838        11,306           11,509             11,609
10/31/1997     11,951        11,413           11,676             11,756
11/30/1997     12,006        11,466           11,730             11,823
12/31/1997     12,130        11,584           11,848             11,948
 1/31/1998     12,291        11,738           12,000             12,090
 2/28/1998     12,330        11,775           11,991             12,086
 3/31/1998     12,407        11,848           12,032             12,130
 4/30/1998     12,464        11,903           12,095             12,207
 5/31/1998     12,591        12,024           12,210             12,352
 6/30/1998     12,637        12,069           12,313             12,443
 7/31/1998     12,605        12,037           12,339             12,432
 8/31/1998     12,480        11,918           12,540             12,490
 9/30/1998     12,962        12,378           12,834             12,894
10/31/1998     12,825        12,248           12,766             12,696
11/30/1998     13,081        12,492           12,838             12,935
12/31/1998     13,102        12,512           12,877             12,972
 1/31/1999     13,243        12,647           12,969             13,101
 2/28/1999     12,976        12,392           12,742             12,790
 3/31/1999     13,155        12,563           12,813             12,880
 4/30/1999     13,259        12,662           12,854             12,918
 5/31/1999     12,971        12,387           12,741             12,745
 6/30/1999     12,888        12,308           12,701             12,679
 7/31/1999     12,838        12,260           12,646             12,608
 8/31/1999     12,786        12,211           12,640             12,578
 9/30/1999     13,002        12,417           12,787             12,714
10/31/1999     13,032        12,446           12,834             12,773
11/30/1999     13,052        12,464           12,833             12,786
12/31/1999     13,058        12,471           12,771             12,719
 1/31/2000     13,003        12,418           12,729             12,674
 2/29/2000     13,150        12,559           12,883             12,791
 3/31/2000     13,331        12,731           13,053             12,900
 4/30/2000     13,085        12,496           13,016             12,787
 5/31/2000     12,988        12,404           13,010             12,739
 6/30/2000     13,382        12,780           13,280             13,059
 7/31/2000     13,461        12,855           13,401             13,218
 8/31/2000     13,635        13,021           13,595             13,390
 9/30/2000     13,655        13,041           13,681             13,460
10/31/2000     13,577        12,966           13,771             13,473
11/30/2000     13,706        13,089           13,996             13,648
12/31/2000     14,024        13,393           14,256             13,913
 1/31/2001     14,372        13,725           14,489             14,293
 2/28/2001     14,514        13,861           14,615             14,418
 3/31/2001     14,532        13,878           14,689             14,507
 4/30/2001     14,449        13,799           14,628             14,455
 5/31/2001     14,541        13,887           14,716             14,588
 6/30/2001     14,546        13,891           14,771             14,662
 7/31/2001     14,914        14,243           15,102             15,044
 8/31/2001     15,079        14,401           15,275             15,246
 9/30/2001     15,016        14,340           15,453             15,224
10/31/2001     15,312        14,623           15,776             15,601
11/30/2001     15,211        14,526           15,558             15,466
12/31/2001     15,040        14,363           15,460             15,360
 1/31/2002     15,006        14,330           15,585             15,490
 2/28/2002     14,947        14,275           15,736             15,607
 3/31/2002     14,784        14,119           15,474             15,318
 4/30/2002     14,923        14,252           15,774             15,532
 5/31/2002     15,049        14,371           15,908             15,737
 6/30/2002     14,686        14,025           16,046             15,763
 7/31/2002     14,516        13,862           16,239             15,755
 8/31/2002     14,846        14,178           16,514             16,163
 9/30/2002     14,895        14,225           16,781             16,470
10/31/2002     14,812        14,146           16,705             16,279
11/30/2002     15,093        14,414           16,700             16,490
12/31/2002     15,468        14,772           17,045             16,976
 1/31/2003     15,554        14,854           17,060             17,032
 2/28/2003     15,778        15,068           17,296             17,372
 3/31/2003     15,824        15,112           17,282             17,385
 4/30/2003     16,062        15,339           17,425             17,706
 5/31/2003     16,381        15,644           17,750             18,265
 6/30/2003     16,407        15,669           17,715             18,220
 7/31/2003     15,845        15,132           17,119             17,443
 8/31/2003     15,997        15,277           17,233             17,580
 9/30/2003     16,457        15,717           17,689             18,194
10/31/2003     16,416        15,678           17,524             18,000
11/30/2003     16,516        15,773           17,566             18,082
12/31/2003     16,784        16,029           17,745             18,284
 1/31/2004     16,928        16,167           17,887             18,469
 2/29/2004     17,059        16,291           18,081             18,701
 3/31/2004     17,187        16,413           18,216             18,882
 4/30/2004     16,748        15,995           17,742             18,287
 5/31/2004     16,601        15,854           17,671             18,158
 6/30/2004     16,702        15,951           17,771             18,235
 7/31/2004     16,891        16,131           17,947             18,460
 8/31/2004     17,229        16,453           18,290             18,896
 9/30/2004     17,327        16,547           18,339             19,002
10/31/2004     17,516        16,728           18,493             19,186
11/30/2004     17,481        16,694           18,346             18,993
12/31/2004     17,640        16,846           18,514             19,241
 1/31/2005     17,682        16,887           18,631             19,394
 2/28/2005     17,665        16,870           18,521             19,280
 3/31/2005     17,435        16,650           18,426             19,040
 4/30/2005     17,508        16,720           18,675             19,295
 5/31/2005     17,671        16,876           18,877             19,565
 6/30/2005     17,788        16,987           18,980             19,720
 7/31/2005     17,738        16,940           18,807             19,523
 8/31/2005     17,919        17,112           19,048             19,819
 9/30/2005     17,740        16,939           18,852             19,523


Average Annual Total Returns -- September 30, 2005


                                        1 YEAR/7/ 5 YEARS/7/ 10 YEARS/7/
CLASS A (Inception 11/7/73)
Net Asset Value/1/                        2.43%     5.38%       5.90%
With Maximum Sales Charge/2/             -2.17      4.41        5.41

CLASS B (Inception 9/13/93)
Net Asset Value/1/                        1.58      4.60        5.11
With CDSC/5/                             -3.29      4.26        5.11

CLASS C (Inception 12/30/94)
Net Asset Value/1/                        1.59      4.59        5.11
With CDSC/5/                              0.61      4.59        5.11

CLASS Y (Inception 12/30/94)
Net Asset Value/1/                        2.68      5.80        6.25
------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                  1 YEAR    5 YEARS    10 YEARS
Lehman Aggregate Bond Index/3/            2.80%     6.62%       6.55%
Lehman U.S. Credit Index/4/               2.74      7.72        6.92
Morningstar Int.-Term Bond Fund Avg./6/   2.43      5.98        5.78

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                   % of Net Assets as of
CREDIT QUALITY     3/31/05    9/30/05
----------------------------------------
Aaa                 46.7       51.4
----------------------------------------
Aa                   0.3        0.3
----------------------------------------
A                    4.8        3.3
----------------------------------------
Baa                 26.7       22.5
----------------------------------------
Ba                  15.9       15.8
----------------------------------------
B                    2.6        2.7
----------------------------------------
Not rated*           1.1        2.2
----------------------------------------
Short-term & other   1.9        1.8
----------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/05     9/30/05
--------------------------------------------------
1 year or less               2.8         6.0
--------------------------------------------------
1-5 years                   51.7        46.1
--------------------------------------------------
5-10 years                  34.6        31.8
--------------------------------------------------
10+ years                   10.9        16.1
--------------------------------------------------
Average Effective Maturity   6.2 years   6.8 years
--------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers, without which performance would have been lower.

                        LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks high current income plus the opportunity for capital appreciation to produce a high total return

--------------------------------------------------------------------------------
Strategy:
Invests primarily in lower-quality fixed-income securities

--------------------------------------------------------------------------------
Fund Inception:
February 22, 1984

--------------------------------------------------------------------------------
Managers:
Kathleen C. Gaffney
Matthew J. Eagan
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFHX
Class B         NEHBX
Class C         NEHCX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest-rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund emphasizes lower-rated, high-yield bonds that may involve extra risks. It also invests in foreign securities which have special risks, including political, economic, regulatory and currency risks.

Management Discussion
--------------------------------------------------------------------------------

Emerging market issues and bonds denominated in strong currencies were the fund's best-performing sectors over the fiscal year ended September 30, 2005. Good security selection was another factor driving the fund's results. For the fiscal year, the total return on Class A shares of Loomis Sayles High Income Fund was 10.34% at net asset value, including $0.33 in reinvested dividends. The fund's benchmark, the Lehman High Yield Composite Index, returned 6.71% for the same period, while Morningstar's High Yield Bond category averaged 6.13%. As of September 30, 2005, the fund's 30-day SEC yield was 6.25%.

EMERGING MARKETS, STRONG CURRENCIES, AND CONVERTIBLES WERE POSITIVES
Investor interest in emerging market bonds was strong during the period, as credit conditions improved and investors went in search of higher yields than were available in more developed nations. In particular, the fund benefited from holdings in the Cayman Islands and Latin America, where strengthening currencies fueled performance. Issues of the Inter-American Development Bank were the fund's best performers. The value of these bonds reflects movements in Brazil's real, which rose sharply this year. Strength in Mexico's peso helped Mexican bonos - bonds issued by the United Mexican States. A climb in the value of Colombia's peso boosted holdings in that country. Convertible bonds, which can be converted into the issuer's common stock under certain conditions, aided performance in the energy and pharmaceutical sectors.

TELECOM, CYCLICALS, AND ENERGY LED INDUSTRY SECTORS
Communications companies benefited from rising demand across the industry. Bonds of Qwest, which offers telecommunications services in several western states, were among the fund's best-performing issues over this period. Good selection among consumer cyclical companies was also a positive. Holdings of retailer Woolworth Corporation did well, as the economic expansion continued. And steep rises in energy prices boosted the bonds of Williams Companies, a natural gas exploration company.

The fund experienced good results from most industry allocations. However, weakness in the baht, Thailand's currency, led to underperformance by banks in that country. In finance, GMAC's bonds suffered when bonds of its parent company, General Motors, sank to junk status. We eliminated the fund's Northwest Airlines holdings prior to the company's bankruptcy filing. Soaring fuel costs and other pressures have put severe financial strain on the airline industry, and pushed several carriers into bankruptcy. Bonds of auto-parts giant, Delphi Corporation, also fell as financial and operating problems battered the automobile sector, as did the fund's holdings in Lear Corporation, another automotive parts supplier. Strength in several consumer cyclical areas, including drug stores, department stores, and food and travel companies offset the negative impact of the auto sector.

HIGHER RATES MAY SLOW ECONOMIC GROWTH
We think interest rates will continue to rise, taking some of the steam out of the economic expansion and putting pressure on bond prices. Energy prices may also become economic hurdles. With those concerns in mind, we are reducing the portfolio's duration, or its sensitivity to changes in rates. In the United States, we do not believe corporate credit quality will deteriorate, but prices of corporate bonds have risen for several quarters, reflecting the economy's vigor as yields declined. That has left prices high and credit spreads - the difference in yields between corporate and Treasury issues - very narrow. This leaves little room for further price gains. As the global economy continues to strengthen, we have sought to take advantage of opportunities among sovereign issues (bonds issued by foreign governments) in Latin America and elsewhere. We continue to favor some emerging markets and other non-U.S. sectors where the currency outlook appears attractive at this time. We are also looking for opportunities among selected convertible issues.

                        LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                                    [CHART]

               September 30, 1995 through September 30, 2005

             Net Asset         Maximum Sales   Lehman High Yield
             Value /1/          Charge /2/     Composite Index/3/
             ---------        -------------    -----------------
 9/30/1995    $10,000            $ 9,550             $10,000
10/31/1995     10,040              9,588              10,062
11/30/1995     10,058              9,605              10,150
12/31/1995     10,126              9,671              10,310
 1/31/1996     10,312              9,848              10,491
 2/29/1996     10,383              9,916              10,500
 3/31/1996     10,363              9,897              10,493
 4/30/1996     10,488             10,016              10,516
 5/31/1996     10,601             10,124              10,579
 6/30/1996     10,669             10,189              10,666
 7/31/1996     10,772             10,287              10,716
 8/31/1996     10,900             10,410              10,832
 9/30/1996     11,236             10,730              11,093
10/31/1996     11,211             10,707              11,178
11/30/1996     11,442             10,927              11,401
12/31/1996     11,636             11,112              11,480
 1/31/1997     11,645             11,121              11,585
 2/28/1997     12,053             11,510              11,779
 3/31/1997     11,892             11,357              11,609
 4/30/1997     11,959             11,421              11,722
 5/31/1997     12,356             11,800              11,982
 6/30/1997     12,436             11,877              12,148
 7/31/1997     12,776             12,201              12,482
 8/31/1997     12,857             12,279              12,453
 9/30/1997     13,241             12,645              12,700
10/31/1997     13,125             12,535              12,712
11/30/1997     13,301             12,703              12,833
12/31/1997     13,425             12,821              12,946
 1/31/1998     13,626             13,013              13,179
 2/28/1998     13,607             12,995              13,256
 3/31/1998     13,747             13,129              13,380
 4/30/1998     13,822             13,200              13,433
 5/31/1998     13,800             13,179              13,480
 6/30/1998     13,847             13,223              13,528
 7/31/1998     13,826             13,204              13,605
 8/31/1998     12,866             12,287              12,854
 9/30/1998     12,744             12,171              12,913
10/31/1998     12,476             11,915              12,648
11/30/1998     13,372             12,770              13,173
12/31/1998     13,194             12,601              13,187
 1/31/1999     13,491             12,884              13,383
 2/28/1999     13,576             12,965              13,304
 3/31/1999     13,796             13,175              13,431
 4/30/1999     14,093             13,459              13,691
 5/31/1999     13,748             13,129              13,506
 6/30/1999     13,709             13,092              13,477
 7/31/1999     13,654             13,040              13,531
 8/31/1999     13,441             12,836              13,382
 9/30/1999     13,354             12,753              13,286
10/31/1999     13,474             12,868              13,197
11/30/1999     13,563             12,953              13,351
12/31/1999     13,722             13,104              13,503
 1/31/2000     13,569             12,959              13,444
 2/29/2000     13,630             13,017              13,470
 3/31/2000     13,219             12,624              13,187
 4/30/2000     13,211             12,616              13,208
 5/31/2000     12,842             12,264              13,073
 6/30/2000     13,231             12,636              13,339
 7/31/2000     13,309             12,710              13,441
 8/31/2000     13,256             12,660              13,533
 9/30/2000     12,982             12,398              13,415
10/31/2000     12,334             11,779              12,985
11/30/2000     11,309             10,800              12,471
12/31/2000     11,511             10,993              12,712
 1/31/2001     12,848             12,270              13,664
 2/28/2001     12,784             12,208              13,846
 3/31/2001     12,130             11,585              13,520
 4/30/2001     11,758             11,229              13,351
 5/31/2001     11,790             11,259              13,592
 6/30/2001     11,113             10,613              13,211
 7/31/2001     11,332             10,822              13,405
 8/31/2001     11,245             10,739              13,563
 9/30/2001     10,221              9,761              12,652
10/31/2001     10,109              9,654              12,965
11/30/2001     10,437              9,967              13,437
12/31/2001     10,285              9,822              13,383
 1/31/2002     10,349              9,883              13,476
 2/28/2002     10,034              9,583              13,288
 3/31/2002     10,304              9,841              13,608
 4/30/2002     10,220              9,760              13,825
 5/31/2002     10,071              9,617              13,748
 6/30/2002      9,351              8,930              12,735
 7/31/2002      8,720              8,328              12,178
 8/31/2002      9,026              8,620              12,526
 9/30/2002      8,692              8,300              12,361
10/31/2002      8,687              8,296              12,253
11/30/2002      9,265              8,848              13,012
12/31/2002      9,375              8,953              13,194
 1/31/2003      9,574              9,143              13,634
 2/28/2003      9,708              9,271              13,802
 3/31/2003      9,958              9,510              14,199
 4/30/2003     10,534             10,060              15,041
 5/31/2003     10,718             10,236              15,197
 6/30/2003     10,950             10,457              15,634
 7/31/2003     10,732             10,249              15,462
 8/31/2003     10,846             10,358              15,639
 9/30/2003     11,201             10,697              16,067
10/31/2003     11,440             10,925              16,391
11/30/2003     11,679             11,154              16,640
12/31/2003     11,991             11,451              17,017
 1/31/2004     12,177             11,629              17,342
 2/29/2004     12,123             11,578              17,298
 3/31/2004     12,192             11,644              17,416
 4/30/2004     11,913             11,377              17,297
 5/31/2004     11,605             11,082              17,004
 6/30/2004     11,855             11,322              17,248
 7/31/2004     11,951             11,413              17,482
 8/31/2004     12,278             11,725              17,825
 9/30/2004     12,448             11,888              18,084
10/31/2004     12,723             12,151              18,411
11/30/2004     12,924             12,343              18,633
12/31/2004     13,232             12,636              18,911
 1/31/2005     13,276             12,678              18,886
 2/28/2005     13,584             12,972              19,164
 3/31/2005     13,103             12,513              18,606
 4/30/2005     12,835             12,258              18,425
 5/31/2005     13,169             12,577              18,752
 6/30/2005     13,483             12,876              19,120
 7/31/2005     13,694             13,078              19,455
 8/31/2005     13,767             13,147              19,492
 9/30/2005     13,736             13,116              19,297


Average Annual Total Returns -- September 30, 2005


                                                                             SINCE
                                         1 YEAR/6/ 5 YEARS/6/ 10 YEARS/6/ INCEPTION/6/
CLASS A (Inception 2/22/84)
Net Asset Value/1/                        10.34%     1.13%       3.23%          --
With Maximum Sales Charge/2/               5.31      0.21        2.75           --

CLASS B (Inception 9/20/93)
Net Asset Value/1/                         9.29      0.35        2.48           --
With CDSC/4/                               4.29      0.08        2.48           --

CLASS C (Inception 3/2/98)
Net Asset Value/1/                         9.29      0.35          --        -0.65%
With CDSC/4/                               8.29      0.35          --        -0.65
--------------------------------------------------------------------------------------

                                                                             SINCE
                                                                            CLASS C
COMPARATIVE PERFORMANCE                   1 YEAR    5 YEARS    10 YEARS   INCEPTION/7/
Lehman High Yield Composite Index/3/       6.71%     7.54%       6.79%        5.00%
Morningstar High Yield Bond Fund Avg./5/   6.13      5.81        5.64         3.24

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/05    9/30/05
------------------------------------------
Aaa                    2.8         --
------------------------------------------
Aa                     1.0        0.9
------------------------------------------
Baa                    3.0        6.6
------------------------------------------
Ba                    34.2       29.7
------------------------------------------
B                     26.7       23.6
------------------------------------------
Caa                   15.7       16.3
------------------------------------------
Ca                     1.2        0.5
------------------------------------------
Not rated*            13.8       21.0
------------------------------------------
Short-term & other     1.6        1.4
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                              % of Net Assets as of
EFFECTIVE MATURITY            3/31/05     9/30/05
----------------------------------------------------
1 year or less                 1.5         1.8
----------------------------------------------------
1-5 years                     22.3        24.4
----------------------------------------------------
5-10 years                    34.4        31.2
----------------------------------------------------
10+ years                     41.8        42.6
----------------------------------------------------
Average Effective Maturity    12.2 years  12.3 years
----------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/Fund performance has been increased by expense waivers, without which performance would have been lower.
/7/The since-inception comparative performance figures shown for Class C shares are calculated from 3/31/98.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE


Objective:
Seeks a high current return consistent with preservation of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

--------------------------------------------------------------------------------
Fund Inception:
January 3, 1989

--------------------------------------------------------------------------------
Managers:
John Hyll
Clifton V. Rowe
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFLX
Class B         NELBX
Class C         NECLX
Class Y         NELYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion
--------------------------------------------------------------------------------

Short-term interest rates rose in response to a series of moves by the Federal Reserve Board during the 12 months ended September 30, 2005, but long-term rates declined, apparently in response to the Fed's commitment to fighting inflation. Investors seeking higher yields bid up prices of long-term bonds, but prices of high-quality intermediate bonds slumped, influenced by gradually rising rates and sluggish demand.

Loomis Sayles Limited Term Government and Agency Fund's total return for the fiscal year ended September 30, 2005 was 1.05% based on the net asset value of Class A shares and $0.33 in dividends reinvested. The fund outperformed its benchmark, the Lehman 1-5 Year Government Bond Index, which had a total return of 0.93% for the 12-month period, but it was slightly behind the 1.09% average return on the funds in Morningstar's Short Government category. The fund's 30-day SEC yield was 2.78% at the end of September 2005.

MORTGAGE-BACKED SECURITIES GAVE THE FUND AN EDGE
Within the fund's universe of intermediate government-related sectors, mortgage-backed securities were among the best performers, primarily because of their yield advantage over other government securities with comparable maturities, and modest price appreciation. Investor demand for mortgage securities increased during the fiscal year, as prepayment concerns eased. The fund's emphasis on these securities was primarily responsible for its strong performance relative to its benchmark. Government agency bonds, such as those issued by Fannie Mae and Freddie Mac, also performed well due to their yield advantage, although the fund had a relatively modest position in these issues, which limited its advance during the period.

At the beginning of the fiscal year, we trimmed the fund's position in mortgage-backed securities because valuations seemed high to us. However, in the latter part of the year, we increased mortgage securities again as their yield advantage increased. The net result was that the fund had a larger mortgage position at the end of fiscal 2005 than it did at the beginning of the year.

BONDS IN THE LONGER AND SHORTER RANGE WERE THE BEST PERFORMERS
Portfolio holdings scheduled to mature in seven or more years were the fund's best performers during the period because of their longer maturity. Securities with very short maturities (less than two years) also did well, as their prices tend to be less volatile, but securities maturing in the three- to seven-year range were more sensitive to increases in interest rates. During the past 12 months, the fund's duration (its price sensitivity to changes in interest rates) remained fairly stable and was modestly shorter than that of its peer group, which meant that its income was slightly lower.

Although we expect interest rates on short- and intermediate-term bonds to continue to rise, we believe most of the increases are behind us. At this point in the cycle, the yield curve is fairly flat - that is, the difference between long- and short-term interest rates is narrow. It is possible for the curve to flatten even more, but right now our expectation for further increases in interest rates is modest. Consequently, we will keep the fund's duration close to that of its benchmark, which is essentially a neutral stance. If the yield curve becomes significantly steeper, we will look for opportunities at the longer end of the fund's universe.

OUTLOOK IS FOR FURTHER FED TIGHTENING
For the balance of 2005, if not beyond, we expect the Fed to continue its program of gradually raising short-term interest rates in an effort to keep economic growth in check and reduce inflationary pressures. However, we also believe that much of the rise in short-term rates is behind us, and we look for rates to move within a fairly narrow range. Although past performance cannot assure future results, mortgage-backed securities historically have performed well in this type of environment.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

                  September 30, 1995 through September 30, 2005

                                          Lehman Int.      Lehman 1-5 Year
             Net Asset   Maximum Sales   Government Bond   Government Bond
             Value /1/     Charge /2/       Index /3/          Index/4/
             ---------   -------------   ---------------   ---------------
 9/30/1995    $10,000       $ 9,700         $10,000            $10,000
10/31/1995     10,138         9,834          10,110             10,096
11/30/1995     10,260         9,952          10,233             10,201
12/31/1995     10,367        10,056          10,334             10,288
 1/31/1996     10,424        10,112          10,421             10,380
 2/29/1996     10,299         9,990          10,311             10,310
 3/31/1996     10,234         9,927          10,264             10,279
 4/30/1996     10,208         9,902          10,234             10,271
 5/31/1996     10,173         9,868          10,229             10,278
 6/30/1996     10,252         9,945          10,332             10,367
 7/31/1996     10,275         9,967          10,364             10,404
 8/31/1996     10,271         9,963          10,376             10,430
 9/30/1996     10,401        10,089          10,510             10,543
10/31/1996     10,569        10,252          10,683             10,688
11/30/1996     10,701        10,380          10,812             10,788
12/31/1996     10,615        10,297          10,753             10,761
 1/31/1997     10,660        10,340          10,795             10,810
 2/28/1997     10,674        10,354          10,812             10,830
 3/31/1997     10,618        10,300          10,751             10,798
 4/30/1997     10,712        10,390          10,872             10,902
 5/31/1997     10,777        10,454          10,957             10,980
 6/30/1997     10,880        10,554          11,051             11,065
 7/31/1997     11,060        10,728          11,254             11,224
 8/31/1997     11,041        10,710          11,211             11,211
 9/30/1997     11,156        10,821          11,333             11,313
10/31/1997     11,281        10,943          11,465             11,419
11/30/1997     11,300        10,961          11,490             11,442
12/31/1997     11,386        11,044          11,584             11,527
 1/31/1998     11,551        11,205          11,735             11,659
 2/28/1998     11,525        11,179          11,723             11,657
 3/31/1998     11,505        11,160          11,759             11,697
 4/30/1998     11,550        11,203          11,815             11,753
 5/31/1998     11,625        11,276          11,897             11,823
 6/30/1998     11,710        11,359          11,977             11,890
 7/31/1998     11,725        11,373          12,023             11,941
 8/31/1998     11,913        11,555          12,250             12,125
 9/30/1998     12,253        11,886          12,536             12,345
10/31/1998     12,134        11,770          12,557             12,394
11/30/1998     12,097        11,734          12,518             12,366
12/31/1998     12,122        11,759          12,567             12,409
 1/31/1999     12,188        11,822          12,623             12,462
 2/28/1999     12,048        11,686          12,450             12,357
 3/31/1999     12,104        11,741          12,532             12,443
 4/30/1999     12,139        11,775          12,566             12,479
 5/31/1999     12,048        11,687          12,489             12,438
 6/30/1999     11,970        11,611          12,507             12,473
 7/31/1999     11,912        11,555          12,509             12,493
 8/31/1999     11,908        11,550          12,527             12,524
 9/30/1999     12,043        11,682          12,634             12,618
10/31/1999     12,066        11,704          12,659             12,647
11/30/1999     12,078        11,716          12,668             12,663
12/31/1999     12,040        11,679          12,628             12,652
 1/31/2000     11,988        11,628          12,586             12,626
 2/29/2000     12,095        11,732          12,690             12,722
 3/31/2000     12,245        11,877          12,835             12,823
 4/30/2000     12,205        11,839          12,830             12,839
 5/31/2000     12,212        11,845          12,864             12,882
 6/30/2000     12,386        12,015          13,068             13,051
 7/31/2000     12,448        12,075          13,155             13,136
 8/31/2000     12,579        12,201          13,303             13,255
 9/30/2000     12,676        12,295          13,419             13,370
10/31/2000     12,721        12,340          13,511             13,449
11/30/2000     12,894        12,507          13,709             13,604
12/31/2000     13,045        12,654          13,951             13,802
 1/31/2001     13,211        12,815          14,136             13,991
 2/28/2001     13,310        12,911          14,266             14,097
 3/31/2001     13,394        12,992          14,370             14,208
 4/30/2001     13,367        12,966          14,324             14,218
 5/31/2001     13,434        13,031          14,384             14,288
 6/30/2001     13,443        13,040          14,429             14,336
 7/31/2001     13,693        13,282          14,699             14,546
 8/31/2001     13,784        13,370          14,829             14,654
 9/30/2001     14,000        13,580          15,146             14,940
10/31/2001     14,210        13,784          15,382             15,119
11/30/2001     14,025        13,605          15,198             15,020
12/31/2001     13,940        13,522          15,125             14,995
 1/31/2002     14,014        13,593          15,190             15,043
 2/28/2002     14,152        13,728          15,316             15,141
 3/31/2002     13,949        13,530          15,085             14,983
 4/30/2002     14,204        13,778          15,367             15,208
 5/31/2002     14,300        13,871          15,475             15,293
 6/30/2002     14,443        14,010          15,668             15,454
 7/31/2002     14,650        14,210          15,963             15,694
 8/31/2002     14,794        14,350          16,146             15,805
 9/30/2002     14,927        14,479          16,423             15,996
10/31/2002     14,960        14,511          16,412             16,022
11/30/2002     14,891        14,444          16,282             15,935
12/31/2002     15,077        14,625          16,583             16,149
 1/31/2003     15,069        14,617          16,546             16,134
 2/28/2003     15,200        14,744          16,733             16,251
 3/31/2003     15,190        14,734          16,736             16,275
 4/30/2003     15,216        14,759          16,784             16,313
 5/31/2003     15,308        14,849          17,047             16,456
 6/30/2003     15,281        14,822          17,019             16,463
 7/31/2003     14,963        14,514          16,606             16,245
 8/31/2003     15,012        14,562          16,636             16,253
 9/30/2003     15,262        14,804          16,997             16,499
10/31/2003     15,155        14,700          16,830             16,390
11/30/2003     15,196        14,740          16,831             16,382
12/31/2003     15,302        14,843          16,962             16,498
 1/31/2004     15,368        14,907          17,054             16,557
 2/29/2004     15,486        15,022          17,217             16,679
 3/31/2004     15,545        15,079          17,337             16,764
 4/30/2004     15,265        14,807          16,949             16,497
 5/31/2004     15,215        14,758          16,895             16,462
 6/30/2004     15,273        14,814          16,938             16,480
 7/31/2004     15,358        14,897          17,060             16,568
 8/31/2004     15,552        15,085          17,314             16,747
 9/30/2004     15,547        15,081          17,320             16,740
10/31/2004     15,628        15,159          17,426             16,817
11/30/2004     15,558        15,091          17,264             16,697
12/31/2004     15,609        15,141          17,358             16,752
 1/31/2005     15,631        15,162          17,380             16,747
 2/28/2005     15,570        15,103          17,283             16,680
 3/31/2005     15,523        15,057          17,241             16,658
 4/30/2005     15,660        15,190          17,442             16,796
 5/31/2005     15,740        15,267          17,581             16,889
 6/30/2005     15,763        15,290          17,638             16,929
 7/31/2005     15,692        15,221          17,488             16,835
 8/31/2005     15,802        15,328          17,682             16,979
 9/30/2005     15,711        15,238          17,546             16,896


Average Annual Total Returns -- September 30, 2005


                                     1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 1/3/89)
Net Asset Value/1/                    1.05%  4.39%    4.62%
With Maximum Sales Charge/2/         -1.98   3.76     4.30

CLASS B (Inception 9/27/93)
Net Asset Value/1/                    0.29   3.69     3.93
With CDSC/5/                         -4.61   3.35     3.93

CLASS C (Inception 12/30/94)
Net Asset Value/1/                    0.21   3.69     3.92
With CDSC/5/                         -0.77   3.69     3.92

CLASS Y (Inception 3/31/94)/7/
Net Asset Value/1/                    1.24   4.73     4.98
------------------------------------------------------------

COMPARATIVE PERFORMANCE              1 YEAR 5 YEARS 10 YEARS
Lehman 1-5 Yr Gov't Bond Index/4/     0.93%  4.79%    5.39%
Lehman Int. Gov't Bond Index/3/       1.31   5.51     5.78
Morningstar Short Gov't Fund Avg./6/  1.09   4.10     4.68

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                % of Net Assets as of
FUND COMPOSITION                3/31/05     9/30/05
------------------------------------------------------
Mortgage Related                33.5        55.8
------------------------------------------------------
Treasuries                      50.8        31.0
------------------------------------------------------
Government Agencies             10.3         7.7
------------------------------------------------------
Asset Backed Securities          4.1         4.3
------------------------------------------------------
Short-Term Investments & Other   1.3         1.2
------------------------------------------------------

                                % of Net Assets as of
EFFECTIVE MATURITY              3/31/05     9/30/05
------------------------------------------------------
1 year or less                  10.6         9.3
------------------------------------------------------
1-5 years                       73.7        80.9
------------------------------------------------------
5-10 years                      12.1         5.9
------------------------------------------------------
10+ years                        3.6         3.9
------------------------------------------------------
Average Effective Maturity       3.3 years   3.5 years
------------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 3.00%.
/3/Lehman Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies, with maturities between one and ten years.
/4/Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between 1 and 5 years.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers, without which performance would have been lower.
 Note: Lehman 1-5 Year Government Bond Index replaces the Lehman Intermediate Government Bond Index as the fund's benchmark because the fund's advisor believes it is more representative of the types of securities in which the fund can invest.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes

--------------------------------------------------------------------------------
Strategy:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

--------------------------------------------------------------------------------
Inception Date:
March 23, 1984

--------------------------------------------------------------------------------
Manager:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------

Symbols:

Class A         NEFMX
Class B         NEMBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund concentrates in a single geographic region, which can affect your fund's performance. Some income may be subject to federal and state taxes. Capital gains are fully taxable.

Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Massachusetts Tax Free Income Fund provided a total return of 3.90% for the fiscal year ended September 30, 2005, based on the net asset value of Class A shares and $0.60 in dividends reinvested during the period. This was slightly behind the fund's benchmark, the Lehman Municipal Bond Index, which returned 4.05% for the period, but it was above the 2.84% average return on Morningstar's Muni Massachusetts category. The fund's 30-day SEC yield at the end of September was 2.97%, equivalent to 4.81% adjusted for the combined maximum federal and Massachusetts income tax rates of 38.45%.

During the 12-month period, interest rates moved in different directions. Short-term rates rose in response to the Federal Reserve Board's policy of gradually raising the federal funds rate, while long-term rates generally trended down. This led to what is described as a flattening yield curve, where the spread between long- and short-term interest rates becomes narrow. Rates on municipal bonds typically respond to the same forces as taxable rates, but they tend to be less volatile.

INSURANCE, CREDIT QUALITY, AND YIELD MOTIVATED INVESTORS
Insured bonds, which experienced strong demand from individual investors, were among the best performers in the municipal market this year. Although the fund benefited from this trend, insured bonds account for a smaller portion of the fund's portfolio than the index. At the same time, prospects for high tax-free income attracted investors to municipal bonds issued to benefit institutions of higher learning and healthcare facilities. These included Massachusetts bonds issued for Mount Holyoke College, which combine a higher yield and a long maturity (2031). High current income and an improving credit rating also stimulated demand for Massachusetts bonds issued for Nichols College. And Catholic Health East bonds rose in price when one of the major rating agencies raised the hospital's credit rating, stimulating demand for this high-coupon, long-term bond.

HOUSING AND SHORTER MATURITIES WERE LESS ATTRACTIVE
Housing bonds have not done as well because investors were concerned that homeowners would take advantage of low interest rates to refinance mortgages. Bonds with shorter maturities also underperformed as a result of the rising interest-rate environment. The fund's holdings in municipal bonds issued for New England Education Loan Marketing Corp. delivered less-than-stellar performance because they are scheduled to mature in 2009 - a relatively short period. However, they remain in the portfolio because they have an attractive coupon and provide diversification.

Some fund holdings were pre-refunded during the period, which effectively shortened their maturities. When a bond is pre-refunded, the issuer refinances an existing, higher-coupon bond by issuing new bonds at lower interest rates. The proceeds of the older issue are invested in high-quality paper - usually U.S. Treasury securities - and the maturity date moves up to the old bond's first call date. While pre-refunding effectively raises the credit rating of the new bond issue, bringing up its price, it also shortens the bond's maturity. The fund's holdings in Massachusetts Bay Transportation Authority bonds, scheduled to mature in 2030, were pre-refunded in March. The resulting price appreciation made this one of the fund's best performers at mid-year, but its new, shorter maturity (2010) subsequently reduced demand and the price of the bonds declined.

INTEREST RATES EXPECTED TO FLUCTUATE WITHIN A NARROW RANGE
Since the Fed still appears to be concerned about the potential for inflation, we believe they are likely to continue to raise interest rates in slow, steady increments. Our forecast is for market rates to continue to fluctuate, reflecting demand, but within a fairly narrow band. Credit trends in the municipal market seem stable, especially in relation to the taxable markets. We will continue to seek out attractive opportunities to add to the fund's yield.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/5/


                                    [CHART]

               September 30, 1995 through September 30, 2005

                 Net Asset      Maximum Sales      Lehman Municipal
                 Value /1/        Charge /2/         Bond Index /3/
                 ---------      -------------      ----------------
 9/30/1995        $10,000         $ 9,575              $10,000
10/31/1995         10,168           9,736               10,145
11/30/1995         10,367           9,927               10,314
12/31/1995         10,498          10,052               10,413
 1/31/1996         10,532          10,084               10,492
 2/29/1996         10,426           9,983               10,421
 3/31/1996         10,296           9,858               10,288
 4/30/1996         10,266           9,830               10,258
 5/31/1996         10,280           9,843               10,255
 6/30/1996         10,378           9,937               10,366
 7/31/1996         10,456          10,012               10,460
 8/31/1996         10,451          10,007               10,458
 9/30/1996         10,614          10,163               10,604
10/31/1996         10,725          10,269               10,724
11/30/1996         10,910          10,446               10,920
12/31/1996         10,838          10,377               10,874
 1/31/1997         10,857          10,396               10,895
 2/28/1997         10,961          10,495               10,995
 3/31/1997         10,837          10,377               10,848
 4/30/1997         10,925          10,461               10,939
 5/31/1997         11,080          10,609               11,104
 6/30/1997         11,196          10,720               11,222
 7/31/1997         11,515          11,025               11,533
 8/31/1997         11,408          10,923               11,425
 9/30/1997         11,559          11,068               11,560
10/31/1997         11,616          11,122               11,634
11/30/1997         11,686          11,189               11,703
12/31/1997         11,847          11,343               11,874
 1/31/1998         11,943          11,435               11,996
 2/28/1998         11,926          11,419               12,000
 3/31/1998         11,893          11,387               12,010
 4/30/1998         11,851          11,347               11,956
 5/31/1998         12,034          11,522               12,145
 6/30/1998         12,076          11,563               12,193
 7/31/1998         12,083          11,570               12,224
 8/31/1998         12,275          11,753               12,413
 9/30/1998         12,411          11,884               12,567
10/31/1998         12,361          11,835               12,567
11/30/1998         12,382          11,855               12,611
12/31/1998         12,429          11,900               12,643
 1/31/1999         12,572          12,037               12,793
 2/28/1999         12,514          11,982               12,738
 3/31/1999         12,499          11,967               12,755
 4/30/1999         12,536          12,003               12,787
 5/31/1999         12,455          11,925               12,713
 6/30/1999         12,252          11,731               12,530
 7/31/1999         12,295          11,772               12,575
 8/31/1999         12,120          11,605               12,475
 9/30/1999         12,084          11,570               12,480
10/31/1999         11,914          11,408               12,345
11/30/1999         12,019          11,508               12,476
12/31/1999         11,915          11,408               12,383
 1/31/2000         11,817          11,315               12,329
 2/29/2000         11,964          11,455               12,472
 3/31/2000         12,187          11,669               12,745
 4/30/2000         12,132          11,617               12,670
 5/31/2000         12,085          11,571               12,604
 6/30/2000         12,328          11,804               12,938
 7/31/2000         12,485          11,954               13,118
 8/31/2000         12,641          12,103               13,320
 9/30/2000         12,590          12,055               13,250
10/31/2000         12,692          12,153               13,395
11/30/2000         12,745          12,204               13,496
12/31/2000         13,017          12,464               13,830
 1/31/2001         13,062          12,507               13,967
 2/28/2001         13,108          12,551               14,011
 3/31/2001         13,104          12,547               14,137
 4/30/2001         12,969          12,418               13,984
 5/31/2001         13,095          12,538               14,134
 6/30/2001         13,188          12,627               14,229
 7/31/2001         13,388          12,819               14,440
 8/31/2001         13,640          13,060               14,677
 9/30/2001         13,564          12,987               14,628
10/31/2001         13,690          13,108               14,802
11/30/2001         13,589          13,011               14,678
12/31/2001         13,435          12,864               14,539
 1/31/2002         13,510          12,936               14,791
 2/28/2002         13,663          13,082               14,969
 3/31/2002         13,412          12,842               14,676
 4/30/2002         13,657          13,077               14,963
 5/31/2002         13,764          13,179               15,054
 6/30/2002         13,923          13,331               15,213
 7/31/2002         14,100          13,501               15,408
 8/31/2002         14,272          13,665               15,594
 9/30/2002         14,593          13,973               15,935
10/31/2002         14,328          13,719               15,671
11/30/2002         14,237          13,632               15,606
12/31/2002         14,522          13,905               15,935
 1/31/2003         14,492          13,876               15,895
 2/28/2003         14,719          14,093               16,117
 3/31/2003         14,732          14,106               16,127
 4/30/2003         14,827          14,196               16,233
 5/31/2003         15,206          14,560               16,613
 6/30/2003         15,138          14,494               16,543
 7/31/2003         14,481          13,865               15,964
 8/31/2003         14,575          13,955               16,083
 9/30/2003         14,970          14,334               16,556
10/31/2003         14,946          14,311               16,472
11/30/2003         15,112          14,470               16,644
12/31/2003         15,252          14,604               16,782
 1/31/2004         15,356          14,703               16,878
 2/29/2004         15,582          14,920               17,132
 3/31/2004         15,546          14,885               17,072
 4/30/2004         15,128          14,485               16,668
 5/31/2004         15,061          14,421               16,608
 6/30/2004         15,079          14,438               16,668
 7/31/2004         15,295          14,645               16,887
 8/31/2004         15,595          14,932               17,226
 9/30/2004         15,699          15,032               17,317
10/31/2004         15,840          15,167               17,466
11/30/2004         15,679          15,013               17,322
12/31/2004         15,887          15,212               17,534
 1/31/2005         16,078          15,395               17,698
 2/28/2005         16,012          15,332               17,639
 3/31/2005         15,905          15,229               17,527
 4/30/2005         16,193          15,505               17,804
 5/31/2005         16,327          15,633               17,930
 6/30/2005         16,396          15,699               18,041
 7/31/2005         16,289          15,597               17,959
 8/31/2005         16,465          15,765               18,141
 9/30/2005         16,323          15,631               18,019


Average Annual Total Returns -- September 30, 2005


                                            1 YEAR/5/ 5 YEARS/5/ 10 YEARS/5/
CLASS A (Inception 3/23/84)
Net Asset Value/1/                            3.90%     5.32%       5.02%
With Maximum Sales Charge/2/                 -0.54      4.41        4.57

CLASS B (Inception 9/13/93)
Net Asset Value/1/                            3.13      4.62        4.33
With CDSC/4/                                 -1.87      4.28        4.33
----------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                      1 YEAR    5 YEARS    10 YEARS
Lehman Municipal Bond Index/3/                4.05%     6.34%       6.06%
Morningstar Muni Massachusetts Fund Avg./6/   2.84      5.42        5.05

Yields as of September 30, 2005


                            CLASS A CLASS B
SEC 30-day Yield/7/          2.97%   2.34%
Taxable Equivalent Yield/8/  4.81    3.79

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/05    9/30/05
------------------------------------------
Aaa                   35.2       36.2
------------------------------------------
Aa                    28.9       27.1
------------------------------------------
A                     19.6       18.8
------------------------------------------
Baa                    9.6       11.8
------------------------------------------
Not rated*             3.7        3.9
------------------------------------------
Short-term & other     3.0        2.2
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                              % of Net Assets as of
EFFECTIVE MATURITY            3/31/05     9/30/05
----------------------------------------------------
1 year or less                 2.4         1.5
----------------------------------------------------
1-5 years                      7.8        21.3
----------------------------------------------------
5-10 years                    77.4        64.4
----------------------------------------------------
10+ years                     12.4        12.8
----------------------------------------------------
Average Effective Maturity     7.9 years   7.3 years
----------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.25%.
/3/Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/5/Fund performance has been increased by expense waivers, without which performance would have been lower.
/6/Morningstar Muni Massachusetts Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/8/Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in municipal securities that pay interest exempt from federal income tax other than the alternative minimum tax

--------------------------------------------------------------------------------
Fund Inception:
May 9, 1977

--------------------------------------------------------------------------------
Managers:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFTX
Class B         NETBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Some income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum
Tax (AMT). Lower-rated bonds offer higher risks.

Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Municipal Income Fund provided a total return of 3.91% based on the net asset value of Class A shares and $0.28 in dividends reinvested during the fiscal year ended September 30, 2005. This was slightly below the 4.05% return on the Lehman Municipal Bond Index and better than Morningstar's Muni National Long category, which averaged 3.56% during the period. The fund's 30-day SEC yield at the end of September 2005 was 3.22%, equivalent to 4.95% adjusted for the maximum federal income tax rate of 35.00%.

MARKET FAVORED LONG-TERM AND INSURED BONDS
Despite the Federal Reserve Board's policy of raising interest rates, bond yields in general are still low, by historic standards. As a result, many investors were willing to reach for higher yields from bonds with longer maturities. These included high-yielding, corporate-backed industrial development bonds (IDBs) issued for hospitals, healthcare facilities, or for-profit companies. As short-term interest rates gradually rose in response to Fed tightening, long-term rates trended irregularly downward during the fiscal year, causing the yield curve to flatten, as the difference in long-versus short-term rates narrowed. Although interest rates were volatile during the period, in general the fund's longer maturity structure was a positive for the fund.

Many risk-averse individual investors, however, preferred to sacrifice some yield for relative safety. This intensified demand from individual investors for municipal bonds that are insured against default. Because it owns relatively few such issues, this trend was of little benefit to the fund.

CORPORATE-BACKED MUNICIPALS IN DIVERSE AREAS DID WELL
The fund's New York holdings performed particularly well, reflecting strong demand, as did the fund's Mississippi holdings, in spite of the devastation to that area caused by Hurricane Katrina. In general, the best-performing bonds in the fund were those with longer maturities, including IDBs issued for Dallas Fort Worth International Airport - insured bonds maturing in 2033. The fund also benefited from two issues that rose in value in response to positive credit trends. These were IDBs issued for the Highlands County Health
Facilities in Florida, maturing in 2035, and Solid Waste Disposal & Control bonds issued by Lowndes County, Mississippi, for Weyerhaeuser, maturing in 2022.

MARKET CHARACTERISTICS IMPEDED NEWER ISSUES
Bonds that contributed least to the fund's performance were issued within the past three months. Demand for longer-term issues with higher yields has been high, and this was reflected in relatively high prices for some attractive new issues. However, these same issues weakened when inflation fears clouded the market outlook. Specific fund holdings that were affected included education IDBs issued in South Carolina and a Massachusetts bond issued for the Lahey Clinic Medical Center. Long-term, we believe these holdings will benefit the fund.

FUND EXTENDING MATURITIES
Previously, the fund had been focused on bonds maturing within the four- to ten-year maturity range, as a defensive measure. Shorter-term bonds tend to be less sensitive to changes in interest rates and the Fed has been raising rates steadily since June of 2004. Recently, however, bonds at the shorter end of the yield curve have tended to languish, as investors migrated to the longer end of the market. Consequently, we have been gradually extending the fund's duration in an effort to lock in income. Although this increases the fund's income, it will become more sensitive to price changes in the market, and we expect the Fed to continue to raise interest rates, at least for the balance of 2005. We look for rates to move in fits and starts. However, overall trends in the municipal bond market remain fairly stable relative to the broader, taxable market, so we will continue to seek out opportunities to add to the fund's income.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

                  September 30, 1995 through September 30, 2005

                   Net Asset     Maximum Sales      Lehman Municipal
                   Value /1/       Charge /2/        Bond Index /3/
                   ---------       ----------       ----------------
 9/30/1995          $10,000          $ 9,550             $10,000
10/31/1995           10,140            9,684              10,145
11/30/1995           10,308            9,844              10,314
12/31/1995           10,388            9,920              10,413
 1/31/1996           10,470            9,999              10,492
 2/29/1996           10,407            9,939              10,421
 3/31/1996           10,288            9,825              10,288
 4/30/1996           10,266            9,804              10,258
 5/31/1996           10,257            9,796              10,255
 6/30/1996           10,374            9,908              10,366
 7/31/1996           10,450            9,980              10,460
 8/31/1996           10,442            9,972              10,458
 9/30/1996           10,617           10,139              10,604
10/31/1996           10,737           10,254              10,724
11/30/1996           10,900           10,410              10,920
12/31/1996           10,868           10,379              10,874
 1/31/1997           10,879           10,389              10,895
 2/28/1997           10,975           10,481              10,995
 3/31/1997           10,836           10,348              10,848
 4/30/1997           10,915           10,424              10,939
 5/31/1997           11,038           10,542              11,104
 6/30/1997           11,192           10,688              11,222
 7/31/1997           11,494           10,977              11,533
 8/31/1997           11,425           10,911              11,425
 9/30/1997           11,521           11,003              11,560
10/31/1997           11,602           11,080              11,634
11/30/1997           11,638           11,114              11,703
12/31/1997           11,798           11,267              11,874
 1/31/1998           11,945           11,407              11,996
 2/28/1998           11,980           11,441              12,000
 3/31/1998           11,998           11,458              12,010
 4/30/1998           11,942           11,405              11,956
 5/31/1998           12,071           11,528              12,145
 6/30/1998           12,122           11,576              12,193
 7/31/1998           12,142           11,596              12,224
 8/31/1998           12,304           11,750              12,413
 9/30/1998           12,403           11,845              12,567
10/31/1998           12,361           11,805              12,567
11/30/1998           12,413           11,855              12,611
12/31/1998           12,428           11,869              12,643
 1/31/1999           12,550           11,985              12,793
 2/28/1999           12,523           11,960              12,738
 3/31/1999           12,528           11,965              12,755
 4/30/1999           12,566           12,001              12,787
 5/31/1999           12,522           11,959              12,713
 6/30/1999           12,379           11,822              12,530
 7/31/1999           12,416           11,858              12,575
 8/31/1999           12,290           11,737              12,475
 9/30/1999           12,295           11,741              12,480
10/31/1999           12,116           11,571              12,345
11/30/1999           12,230           11,680              12,476
12/31/1999           12,085           11,541              12,383
 1/31/2000           12,021           11,480              12,329
 2/29/2000           12,154           11,607              12,472
 3/31/2000           12,341           11,786              12,745
 4/30/2000           12,273           11,721              12,670
 5/31/2000           12,239           11,688              12,604
 6/30/2000           12,463           11,902              12,938
 7/31/2000           12,601           12,034              13,118
 8/31/2000           12,775           12,200              13,320
 9/30/2000           12,741           12,168              13,250
10/31/2000           12,845           12,267              13,395
11/30/2000           12,933           12,351              13,496
12/31/2000           13,146           12,554              13,830
 1/31/2001           13,238           12,642              13,967
 2/28/2001           13,259           12,663              14,011
 3/31/2001           13,368           12,766              14,137
 4/30/2001           13,225           12,630              13,984
 5/31/2001           13,351           12,750              14,134
 6/30/2001           13,457           12,852              14,229
 7/31/2001           13,693           13,077              14,440
 8/31/2001           13,911           13,285              14,677
 9/30/2001           13,671           13,056              14,628
10/31/2001           13,856           13,232              14,802
11/30/2001           13,706           13,089              14,678
12/31/2001           13,539           12,930              14,539
 1/31/2002           13,761           13,142              14,791
 2/28/2002           13,947           13,319              14,969
 3/31/2002           13,718           13,101              14,676
 4/30/2002           13,943           13,316              14,963
 5/31/2002           14,014           13,384              15,054
 6/30/2002           14,145           13,508              15,213
 7/31/2002           14,235           13,595              15,408
 8/31/2002           14,346           13,701              15,594
 9/30/2002           14,576           13,920              15,935
10/31/2002           14,205           13,566              15,671
11/30/2002           14,183           13,544              15,606
12/31/2002           14,529           13,875              15,935
 1/31/2003           14,347           13,702              15,895
 2/28/2003           14,558           13,903              16,117
 3/31/2003           14,551           13,896              16,127
 4/30/2003           14,680           14,020              16,233
 5/31/2003           15,046           14,369              16,613
 6/30/2003           15,014           14,339              16,543
 7/31/2003           14,363           13,716              15,964
 8/31/2003           14,513           13,860              16,083
 9/30/2003           14,947           14,275              16,556
10/31/2003           14,877           14,208              16,472
11/30/2003           15,069           14,391              16,644
12/31/2003           15,202           14,518              16,782
 1/31/2004           15,294           14,606              16,878
 2/29/2004           15,531           14,833              17,132
 3/31/2004           15,521           14,822              17,072
 4/30/2004           15,139           14,458              16,668
 5/31/2004           15,105           14,426              16,608
 6/30/2004           15,115           14,434              16,668
 7/31/2004           15,309           14,621              16,887
 8/31/2004           15,587           14,885              17,226
 9/30/2004           15,677           14,972              17,317
10/31/2004           15,809           15,097              17,466
11/30/2004           15,668           14,963              17,322
12/31/2004           15,864           15,150              17,534
 1/31/2005           16,037           15,315              17,698
 2/28/2005           15,958           15,240              17,639
 3/31/2005           15,856           15,143              17,527
 4/30/2005           16,141           15,415              17,804
 5/31/2005           16,261           15,529              17,930
 6/30/2005           16,355           15,619              18,041
 7/31/2005           16,254           15,522              17,959
 8/31/2005           16,455           15,715              18,141
 9/30/2005           16,287           15,553              18,019


Average Annual Total Returns -- September 30, 2005


                                            1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 5/9/77)
Net Asset Value/1/                           3.91%  5.04%    5.00%
With Maximum Sales Charge/2/                -0.74   4.09     4.52

CLASS B (Inception 9/13/93)
Net Asset Value/1/                           3.14   4.28     4.23
With CDSC/4/                                -1.86   3.94     4.23
-------------------------------------------------------------------

COMPARATIVE PERFORMANCE                     1 YEAR 5 YEARS 10 YEARS
Lehman Municipal Bond Index/3/               4.05%  6.34%    6.06%
Morningstar Muni National Long Fund Avg./5/  3.56   5.52     5.17

Yields as of September 30, 2005


                            CLASS A CLASS B
SEC 30-day Yield/6/          3.22%   2.62%
Taxable Equivalent Yield/7/  4.95    4.02

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes performance from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/05    9/30/05
------------------------------------------
Aaa                   37.8       35.8
------------------------------------------
Aa                    11.3       12.8
------------------------------------------
A                     20.4       24.3
------------------------------------------
Baa                   15.4       14.6
------------------------------------------
Not rated*            12.2       10.7
------------------------------------------
Short-term & other     2.9        1.8
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                              % of Net Assets as of
EFFECTIVE MATURITY            3/31/05     9/30/05
----------------------------------------------------
1 year or less                 6.7         4.7
----------------------------------------------------
1-5 years                      9.4         6.8
----------------------------------------------------
5-10 years                    76.3        76.6
----------------------------------------------------
10+ years                      7.6        11.9
----------------------------------------------------
Average Effective Maturity     7.7 years   8.6 years
----------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/5/Morningstar Muni National Long Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/7/Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE



Objective:
Seeks high current income, with a secondary objective of capital growth

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities in the U.S. and around the world

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1995

--------------------------------------------------------------------------------
Managers:
Daniel J. Fuss
Kathleen C. Gaffney
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFZX
Class B         NEZBX
Class C         NECZX
Class Y         NEZYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Foreign and emerging market securities have special risks, such as currency fluctuations, differing political and economic conditions, and different accounting standards. The fund may also invest in lower-rated bonds that may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Strategic Income Fund's Class A shares provided a total return of 10.20% at net asset value for the fiscal year ended September 30, 2005, with $0.76 in reinvested dividends. This was significantly ahead of the fund's benchmark, the Lehman Aggregate Bond Index, which returned 2.80% for the period. Bear in mind, however, that the fund has greater investment flexibility than the index. The fund's results were also above the average of Morningstar's Multisector Bond category, which returned 6.06% for the period. The fund's 30-day SEC yield at the end of September was 3.60%.

ALL MAJOR SECTORS IN POSITIVE TERRITORY
Improving business conditions and stronger credit outlooks attracted investors to lower-quality bonds in search of higher yields, and these accounted for a major share of the fund's portfolio. Meanwhile, currency gains against the U.S. dollar bolstered returns on international issues during the latter part of the fiscal year. Even the weakest market sectors during the period - U.S. government issues and higher-quality, lower yielding U.S. corporate bonds - recorded modest gains. The portfolio's country allocations also added to results. Careful security selection underpinned strong returns among the fund's U.S. holdings, which make up the bulk of the portfolio. Canada, rich in oil, and the fund's second-largest country commitment during the past year, was another significant contributor. Improving business conditions also aided results in Mexico and other developing economies where a stronger currency was also a factor. South Africa, Norway, and Sweden all made small contributions.

Healthier finances keyed good results in technology, one of the strongest market sectors. The automotive sector detracted minimally from returns, despite ratings downgrades of Ford and General Motors. Contributions from financial areas - banking and brokerage - were marginally positive.

STRONG CURRENCIES, BETTER CREDITS, BOOSTED OVERSEAS RESULTS
Creditworthiness has been improving in several countries. As a result, sovereigns - bonds issued by foreign governments - led the portfolio's sector allocations, followed by bonds of local authorities. Among individual holdings, Mexican bonos (bonds issued by the United Mexican States) were the period's leading performers thanks to the peso's rise. Bonds of the Inter-American Development Bank were another leading contributor. The value of these bonds is linked to strength in Brazil's real. Demand for oil outstripped supply and pushed prices higher on world markets, benefiting the Canadian dollar and providing impetus for Canada's government issues.

CREDIT CONCERNS UNDERCUT SOME ISSUES
Heavy debt and a deteriorating cash position drove down bonds issued by San Francisco-based Calpine, a leading independent energy producer. Auto-parts giant, Delphi Corporation, sought Chapter 11 protection shortly after the end of the fiscal period; the company is working on a turnaround, but its bonds fell in price sharply. Concerns over its weakening credit position weighed on bonds issued by London's venerable Barclays Bank, another fund holding.

FUND IS CAUTIOUSLY POSITIONED AS INTEREST RATES RISE
We have been adjusting the portfolio in an effort to temper the effects of rising interest rates by reducing its average maturity. We also cut back the portfolio's duration, limiting its sensitivity to changes in rates. Our reasoning is that the Federal Reserve Board's steps to quell inflation by raising short-term interest rates may also sap some of the economy's strength. High energy prices and the impact of the Gulf hurricanes are also likely to dampen economic expectations for a time. But the massive recovery efforts that are already taking shape may boost the economy before long, and energy prices had begun to fall as the period ended. Credit spreads - the yield advantage of corporate bonds over Treasury issues of comparable maturity - have continued to narrow as prices pushed higher. Looking ahead, we believe credit conditions should remain favorable for corporate issues and are looking carefully at BB- and B-rated issues, where risk-adjusted yields remain favorable compared to CCC-rated bonds. We are also maintaining our level of commitment to selected emerging markets where economic growth continues.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/7/


                                    [CHART]

                Septenber 30, 1995 through September 30, 2005

                                                                Lehman
             Net Asset   Maximum Sales   Lehman Aggregate   Universal Bond
             Value /1/     Charge /2/     Bond Index /3/       Index /4/
             ---------   -------------   ----------------   ---------------
 9/30/1995    $10,000       $ 9,550          $10,000            $10,000
10/31/1995      9,946         9,498           10,130             10,123
11/30/1995     10,227         9,767           10,282             10,277
12/31/1995     10,603        10,126           10,426             10,431
 1/31/1996     10,856        10,368           10,495             10,522
 2/29/1996     10,561        10,086           10,313             10,341
 3/31/1996     10,636        10,157           10,241             10,276
 4/30/1996     10,620        10,142           10,184             10,234
 5/31/1996     10,789        10,303           10,163             10,220
 6/30/1996     10,933        10,441           10,299             10,357
 7/31/1996     10,912        10,421           10,328             10,386
 8/31/1996     11,112        10,612           10,310             10,383
 9/30/1996     11,501        10,984           10,490             10,573
10/31/1996     11,830        11,298           10,722             10,793
11/30/1996     12,310        11,756           10,906             10,984
12/31/1996     12,139        11,593           10,805             10,896
 1/31/1997     12,175        11,627           10,838             10,943
 2/28/1997     12,367        11,810           10,865             10,981
 3/31/1997     12,232        11,682           10,744             10,853
 4/30/1997     12,310        11,756           10,905             11,017
 5/31/1997     12,575        12,009           11,008             11,134
 6/30/1997     12,861        12,282           11,139             11,270
 7/31/1997     13,439        12,834           11,439             11,578
 8/31/1997     13,093        12,503           11,342             11,482
 9/30/1997     13,555        12,945           11,509             11,659
10/31/1997     13,270        12,673           11,676             11,770
11/30/1997     13,342        12,741           11,730             11,835
12/31/1997     13,274        12,676           11,848             11,961
 1/31/1998     13,490        12,883           12,000             12,111
 2/28/1998     13,737        13,119           11,991             12,120
 3/31/1998     14,031        13,399           12,032             12,176
 4/30/1998     14,035        13,403           12,095             12,238
 5/31/1998     13,806        13,185           12,210             12,326
 6/30/1998     13,587        12,975           12,313             12,407
 7/31/1998     13,417        12,813           12,339             12,437
 8/31/1998     11,769        11,240           12,540             12,436
 9/30/1998     12,151        11,604           12,834             12,731
10/31/1998     12,282        11,729           12,766             12,679
11/30/1998     13,106        12,516           12,838             12,805
12/31/1998     13,046        12,459           12,877             12,834
 1/31/1999     13,271        12,674           12,969             12,920
 2/28/1999     13,082        12,493           12,742             12,715
 3/31/1999     13,772        13,153           12,813             12,812
 4/30/1999     14,655        13,996           12,854             12,888
 5/31/1999     14,201        13,562           12,741             12,758
 6/30/1999     14,242        13,601           12,701             12,735
 7/31/1999     13,961        13,333           12,646             12,683
 8/31/1999     13,787        13,167           12,640             12,669
 9/30/1999     13,875        13,251           12,787             12,806
10/31/1999     13,992        13,362           12,834             12,860
11/30/1999     14,245        13,604           12,833             12,881
12/31/1999     14,632        13,974           12,771             12,856
 1/31/2000     14,496        13,844           12,729             12,813
 2/29/2000     15,068        14,389           12,883             12,976
 3/31/2000     15,220        14,535           13,053             13,127
 4/30/2000     14,784        14,119           13,016             13,086
 5/31/2000     14,307        13,663           13,010             13,062
 6/30/2000     14,852        14,184           13,280             13,343
 7/31/2000     14,983        14,308           13,401             13,472
 8/31/2000     15,312        14,623           13,595             13,669
 9/30/2000     14,908        14,237           13,681             13,739
10/31/2000     14,301        13,658           13,771             13,793
11/30/2000     14,227        13,587           13,996             13,979
12/31/2000     14,732        14,069           14,256             14,247
 1/31/2001     15,200        14,516           14,489             14,526
 2/28/2001     15,178        14,495           14,615             14,648
 3/31/2001     14,604        13,947           14,689             14,697
 4/30/2001     14,366        13,719           14,628             14,632
 5/31/2001     14,686        14,025           14,716             14,737
 6/30/2001     14,647        13,987           14,771             14,779
 7/31/2001     14,657        13,997           15,102             15,069
 8/31/2001     14,981        14,307           15,275             15,258
 9/30/2001     14,238        13,597           15,453             15,368
10/31/2001     14,574        13,918           15,776             15,677
11/30/2001     14,781        14,116           15,558             15,493
12/31/2001     14,713        14,051           15,460             15,400
 1/31/2002     14,880        14,211           15,585             15,530
 2/28/2002     15,059        14,381           15,736             15,675
 3/31/2002     15,232        14,547           15,474             15,448
 4/30/2002     15,601        14,899           15,774             15,743
 5/31/2002     15,931        15,215           15,908             15,861
 6/30/2002     15,678        14,973           16,046             15,919
 7/31/2002     15,307        14,618           16,239             16,054
 8/31/2002     15,735        15,027           16,514             16,350
 9/30/2002     15,523        14,824           16,781             16,584
10/31/2002     15,832        15,119           16,705             16,527
11/30/2002     16,424        15,685           16,700             16,572
12/31/2002     16,992        16,227           17,045             16,915
 1/31/2003     17,470        16,683           17,060             16,961
 2/28/2003     17,941        17,134           17,296             17,202
 3/31/2003     18,115        17,300           17,282             17,219
 4/30/2003     19,155        18,293           17,425             17,422
 5/31/2003     20,113        19,208           17,750             17,755
 6/30/2003     20,366        19,450           17,715             17,751
 7/31/2003     19,812        18,921           17,119             17,180
 8/31/2003     20,040        19,138           17,233             17,303
 9/30/2003     21,020        20,074           17,689             17,764
10/31/2003     21,495        20,528           17,524             17,637
11/30/2003     22,093        21,099           17,566             17,698
12/31/2003     22,912        21,881           17,745             17,900
 1/31/2004     23,320        22,271           17,887             18,054
 2/29/2004     23,304        22,255           18,081             18,232
 3/31/2004     23,609        22,547           18,216             18,378
 4/30/2004     22,629        21,611           17,742             17,908
 5/31/2004     22,251        21,250           17,671             17,816
 6/30/2004     22,674        21,654           17,771             17,930
 7/31/2004     22,894        21,864           17,947             18,120
 8/31/2004     23,599        22,537           18,290             18,479
 9/30/2004     24,218        23,128           18,339             18,551
10/31/2004     24,792        23,676           18,493             18,721
11/30/2004     25,387        24,244           18,346             18,605
12/31/2004     25,876        24,712           18,514             18,789
 1/31/2005     25,688        24,532           18,631             18,897
 2/28/2005     26,024        24,853           18,521             18,820
 3/31/2005     25,597        24,445           18,426             18,682
 4/30/2005     25,395        24,252           18,675             18,910
 5/31/2005     25,649        24,495           18,877             19,131
 6/30/2005     26,131        24,955           18,980             19,261
 7/31/2005     26,359        25,172           18,807             19,122
 8/31/2005     26,664        25,464           19,048             19,357
 9/30/2005     26,671        25,471           18,852             19,176


Average Annual Total Returns -- September 30, 2005


                                                                           SINCE
                                          1 YEAR 5 YEARS/7/ 10 YEARS/7/ INCEPTION/7/
CLASS A (Inception 5/1/95)
Net Asset Value/1/                        10.20%   12.34%     10.31%          --
With Maximum Sales Charge/2/               5.24    11.31       9.80           --

CLASS B (Inception 5/1/95)
Net Asset Value/1/                         9.46    11.50       9.48           --
With CDSC/5/                               4.46    11.24       9.48           --

CLASS C (Inception 5/1/95)
Net Asset Value/1/                         9.45    11.52       9.49           --
With CDSC/5/                               8.45    11.52       9.49           --

CLASS Y (Inception 12/1/99)
Net Asset Value/1/                        10.51    12.70         --        11.71%
------------------------------------------------------------------------------------

                                                                           SINCE
                                                                          CLASS Y
COMPARATIVE PERFORMANCE                   1 YEAR  5 YEARS    10 YEARS   INCEPTION/8/
Lehman Aggregate Bond Index/3/             2.80%    6.62%      6.55%        7.01%
Lehman U.S. Universal Bond Index/4/        3.37     6.90       6.73         7.20
Morningstar Multisector Bond Fund Avg./6/  6.06     7.49       6.72         6.58

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/05    9/30/05
------------------------------------------
Aaa                   36.4       35.1
------------------------------------------
Aa                    12.1        9.9
------------------------------------------
A                      0.6        0.5
------------------------------------------
Baa                    3.0        4.0
------------------------------------------
Ba                     8.9        8.7
------------------------------------------
B                     15.1       10.2
------------------------------------------
Caa                    7.9        7.2
------------------------------------------
Ca                     0.9        0.8
------------------------------------------
C                       --        0.2
------------------------------------------
Not rated*            11.3       14.6
------------------------------------------
Short-term & other     3.8        8.8
------------------------------------------

  Credit quality is based on ratings from Moody's Investor Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/05     9/30/05
--------------------------------------------------
1 year or less               4.1        10.5
--------------------------------------------------
1-5 years                   50.2        48.8
--------------------------------------------------
5-10 years                  21.9        17.7
--------------------------------------------------
10+ years                   23.8        23.0
--------------------------------------------------
Average Effective Maturity   8.4 years   8.1 years
--------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Indexes, among other indexes.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Multisector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers, without which performance would have been lower.
/8/The since-inception comparative performance figures shown for Class Y are calculated from 12/31/99.

                            ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                      UNDERSTANDING YOUR FUNDS' EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2005 through September 30, 2005. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.


                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES CORE PLUS BOND FUND                4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,017.90                  $5.56
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.60                  $5.57
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,013.60                  $9.34
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.80                  $9.35
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,013.60                  $9.34
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.80                  $9.35
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,019.00                  $4.30
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.80                  $4.31

*Expenses are equal to the fund's annualized expense ratio (after advisory fee waiver): 1.10%, 1.85%, 1.85% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

                      UNDERSTANDING YOUR FUNDS' EXPENSES

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES HIGH INCOME FUND                   4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,048.30                   $8.22
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,017.00                   $8.09
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,044.40                  $12.04
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,013.30                  $11.86
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,044.40                  $12.04
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,013.30                  $11.86

*Expenses are equal to the fund's annualized expense ratio (after advisory fee waiver): 1.60%, 2.35% and 2.35% for Class A, B and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 AGENCY FUND                                      4/1/05                9/30/05              4/1/05 - 9/30/05
-------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,012.10                   $6.25
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,018.90                   $6.28
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,008.30                  $10.02
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,015.10                  $10.05
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,008.30                  $10.02
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,015.10                  $10.05
-------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,013.70                   $4.34
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,020.80                   $4.36

*Expenses are equal to the fund's annualized expense ratio: 1.24%, 1.99%, 1.99% and 0.86% for Class A, B, C and Y (after transfer agent fee waiver), respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

                      UNDERSTANDING YOUR FUNDS' EXPENSES

LOOMIS SAYLES MASSACHUSETTS TAX FREE     BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 INCOME FUND                                     4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,025.70                  $5.99
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.20                  $5.97
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,021.20                  $9.78
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.40                  $9.75

*Expenses are equal to the fund's annualized expense ratio (after advisory fee waiver): 1.18% and 1.93% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES MUNICIPAL INCOME FUND              4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,027.30                  $5.18
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.00                  $5.17
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,023.50                  $8.98
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.20                  $8.95

*Expenses are equal to the fund's annualized expense ratio: 1.02% and 1.77% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES STRATEGIC INCOME FUND              4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,042.60                   $6.35
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.90                   $6.28
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,039.40                  $10.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.10                  $10.05
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,039.40                  $10.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.10                  $10.05
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,044.90                   $4.77
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.40                   $4.71

*Expenses are equal to the fund's annualized expense ratio: 1.24%, 1.99%, 1.99% and 0.93% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

              BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS


The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement(s) (including advisory administration agreements) (the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment advisers believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks,
(ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' advisers (the "Advisers"), and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (i) the Advisers' financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of each Adviser's investment and/or administrative staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with an Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers and their affiliates.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May, 2005. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates. The Trustees considered not only the advisory services provided by Loomis Sayles to the Funds, but also the monitoring and oversight services provided by IXIS Advisors with respect to the Funds for which IXIS Advisors provides advisory oversight services. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis. After reviewing the information with respect to each Fund, the Board concluded that the Fund's performance supported the renewal of the Agreements relating to that Fund. The Trustees also considered each Adviser's performance and reputation generally, these Funds' performance as a fund family generally, and the historical responsiveness of the Advisers and their affiliates to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds.

This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered management's recommendations regarding reductions of expense caps, which impacted three of the Funds and resulted in substantial estimated annual savings to the Funds. The Trustees noted that the Loomis Sayles Strategic Income Fund, the Loomis Sayles High Income Fund and the Loomis Sayles Massachusetts Tax Free Income Fund had total expense ratios and advisory fee rates that were at or above the median of a peer group of Funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the Funds, the services provided to the Funds and management's view as to why it was appropriate that some funds bear advisory fees greater than their peer group median.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers and their affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds. For the Loomis Sayles Strategic Income Fund, after discussing these issues with the Trustees, Fund management proposed an additional breakpoint for that Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fee or other means, such as expense waivers. The Trustees noted that the Funds benefited from breakpoints and/or expense caps. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance related resources the Advisers and their affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering transfer agency and administrative services.

.. so-called "fallout benefits" to the Advisers and their affiliates, such as the engagement of affiliates of the Advisers to provide distribution, brokerage and transfer agency services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also considered the fact that Loomis Sayles' parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2006.

         LOOMIS SAYLES CORE PLUS BOND FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                         Value (a)
----------------------------------------------------------------------------------------------
Bonds and Notes -- 98.0% of Total Net Assets
              Aerospace & Defense -- 0.6%
$   1,400,000 Northrop Grumman Corp.
              7.125%, 2/15/2011                                                $     1,547,196
                                                                               ---------------
              Asset Backed Securities -- 8.1%
    2,000,000 American Express Credit Account Master Trust, Series 2003-4,
              Class A
              1.690%, 1/15/2009                                                      1,962,438
      690,000 AmeriCredit Automobile Receivables Trust, Series 2003-D-M,
              Class A-4
              2.840%, 8/06/2010                                                        677,566
    2,595,000 AmeriCredit Automobile Receivables Trust, Series 2005-CF,
              Class A3
              4.470%, 5/06/2010                                                      2,592,622
    3,755,000 BMW Vehicle Owner Trust, Series 2004-A, Class A4
              3.320%, 2/25/2009                                                      3,686,032
    1,275,000 Citibank Credit Card Issuance Trust, Series 2003-A2, Class A2
              2.700%, 1/15/2008                                                      1,269,585
    3,430,000 Countrywide Asset-Backed Certificates, Series 2003-5, Class AF4
              4.905%, 8/25/2032                                                      3,425,032
      790,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2
              3.872%, 3/25/2020                                                        777,180
    1,095,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3
              4.615%, 2/25/2035                                                      1,072,598
    1,730,000 Ford Credit Auto Owner Trust, Series 2004-A, Class A4
              3.540%, 11/15/2008                                                     1,699,695
    1,850,000 Residential Asset Securities Corp., Series 2003-KS10, Class A14
              4.470%, 3/25/2032                                                      1,842,579
    1,000,000 WFS Financial Owner Trust, Series 2004-4, Class A3
              2.980%, 9/17/2009                                                        984,125
      515,000 WFS Financial Owner Trust, Series 2004-4, Class A4
              3.440%, 5/17/2012                                                        502,762
                                                                               ---------------
                                                                                    20,492,214
                                                                               ---------------
              Automotive -- 2.3%
    1,510,000 Ford Motor Credit Co., Global Note
              5.625%, 10/01/2008                                                     1,426,894
    1,565,000 General Motors Acceptance Corp.
              8.000%, 11/01/2031                                                     1,366,509
    2,880,000 Navistar International Corp., Senior Subordinated Note
              9.375%, 6/01/2006                                                      2,937,600
                                                                               ---------------
                                                                                     5,731,003
                                                                               ---------------
              Banking -- 1.4%
    1,400,000 Chevy Chase Bank FSB, Subordinated Note
              6.875%, 12/01/2013                                                     1,438,500
      715,000 JPMorgan Chase & Co., Global Subordinated Note
              5.750%, 1/02/2013                                                        743,534
    1,200,000 State Street Institutional Capital A, Series A, Guaranteed Note,
              144A
              7.940%, 12/30/2026                                                     1,284,085
                                                                               ---------------
                                                                                     3,466,119
                                                                               ---------------
              Beverage -- 1.5%
    3,125,000 Cia Brasileira de Bebidas, Guaranteed Note
              8.750%, 9/15/2013                                                      3,710,937
                                                                               ---------------
              Brokerage -- 1.1%
      675,000 Goldman Sachs Group, Inc., Senior Note
              6.600%, 1/15/2012                                                        731,740
    1,995,000 Lehman Brothers Holdings, Inc.
              7.000%, 2/01/2008                                                      2,094,325
                                                                               ---------------
                                                                                     2,826,065
                                                                               ---------------

  Principal
  Amount +    Description                                             Value (a)
----------------------------------------------------------------------------------
              Chemicals -- 1.5%
$   1,470,000 ICI Wilmington, Inc., Guaranteed Note
              5.625%, 12/01/2013                                   $     1,483,749
    1,615,000 Lubrizol Corp.
              6.500%, 10/01/2034                                         1,693,271
      600,000 Methanex Corp., Senior Note
              6.000%, 8/15/2015                                            585,669
                                                                   ---------------
                                                                         3,762,689
                                                                   ---------------
              Construction Machinery -- 0.7%
    1,600,000 Case New Holland, Inc., Senior Note
              9.250%, 8/01/2011                                          1,692,000
                                                                   ---------------
              Consumer Products -- 0.9%
      865,000 Church & Dwight Co., Inc.
              6.000%, 12/15/2012                                           843,375
    1,375,000 Jostens IH Corp., Senior Subordinated Note
              7.625%, 10/01/2012                                         1,388,750
                                                                   ---------------
                                                                         2,232,125
                                                                   ---------------
              Electric -- 2.6%
    1,455,000 Duke Energy Corp., Senior Note
              4.200%, 10/01/2008                                         1,432,580
    2,030,000 Empresa Nacional de Electricidad SA, Chile
              8.350%, 8/01/2013                                          2,310,777
    1,325,000 Enersis SA, Chile
              7.375%, 1/15/2014                                          1,400,041
    1,325,000 Ipalco Enterprises, Inc., Senior Secured Note
              7.375%, 11/14/2008                                         1,404,500
                                                                   ---------------
                                                                         6,547,898
                                                                   ---------------
              Food and Beverage -- 0.8%
      225,000 Kraft Foods, Inc.
              5.250%, 10/01/2013                                           227,485
    1,675,000 Kraft Foods, Inc.
              5.625%, 11/01/2011                                         1,730,640
                                                                   ---------------
                                                                         1,958,125
                                                                   ---------------
              Foreign Local Governments -- 2.9%
    3,000,000 Pemex Finance, Ltd., Series 1998, Class 18NT
              9.150%, 11/15/2018                                         3,765,510
    3,265,000 Pemex Project Funding Master Trust
              7.875%, 2/01/2009                                          3,534,362
                                                                   ---------------
                                                                         7,299,872
                                                                   ---------------
              Gaming -- 0.5%
      450,000 Harrah's Operating Co., Inc., Guaranteed Senior Note
              7.500%, 1/15/2009                                            482,915
      770,000 Harrah's Operating Co., Inc., Senior Note
              7.125%, 6/01/2007                                            797,477
                                                                   ---------------
                                                                         1,280,392
                                                                   ---------------
              Government Agencies -- 8.2%
   10,400,000 FHLMC
              2.875%, 12/15/2006                                        10,215,494
    2,750,000 FHLMC
              3.220%, 6/20/2007 (SGD)                                    1,646,700
  140,000,000 FNMA
              1.750%, 3/26/2008 (JPY)                                    1,275,395
    6,600,000 FNMA
              2.290%, 2/19/2009 (SGD)                                    3,866,284
    3,710,000 FNMA
              5.250%, 1/15/2009(c)                                       3,795,668
                                                                   ---------------
                                                                        20,799,541
                                                                   ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                    Value (a)
-----------------------------------------------------------------------------------------
              Healthcare -- 1.5%
$   1,510,000 Aetna, Inc., Senior Note
              7.875%, 3/01/2011                                           $     1,720,983
      765,000 AmerisourceBergen Corp., Senior Note, 144A
              5.875%, 9/15/2015                                                   755,437
    1,315,000 WellPoint, Inc.
              3.750%, 12/14/2007                                                1,288,241
                                                                          ---------------
                                                                                3,764,661
                                                                          ---------------
              Home Construction -- 1.1%
    1,405,000 Desarrolladora Homex SA de CV, Guaranteed Senior Note, 144A
              7.500%, 9/28/2015                                                 1,405,000
    1,315,000 Pulte Homes, Inc., Senior Note
              4.875%, 7/15/2009                                                 1,301,040
                                                                          ---------------
                                                                                2,706,040
                                                                          ---------------
              Independent Energy -- 0.6%
      480,000 Chesapeake Energy Corp., Senior Note
              6.375%, 6/15/2015                                                   482,400
      990,000 Pioneer Natural Resources Co., Senior Note
              6.500%, 1/15/2008                                                 1,016,480
                                                                          ---------------
                                                                                1,498,880
                                                                          ---------------
              Industrial Other -- 1.1%
    2,865,000 Aramark Services, Inc., Guaranteed Note
              7.000%, 7/15/2006                                                 2,903,414
                                                                          ---------------
              Insurance -- 0.5%
    1,325,000 Axis Capital Holdings
              5.750%, 12/01/2014                                                1,314,852
                                                                          ---------------
              Media Cable -- 2.6%
    2,000,000 CSC Holdings, Inc., Senior Note
              7.625%, 7/15/2018                                                 1,870,000
      515,000 CSC Holdings, Inc., Senior Note
              7.875%, 2/15/2018                                                   491,825
    1,540,000 Rogers Cable, Inc.
              6.750%, 3/15/2015                                                 1,543,850
    2,920,000 Shaw Communications, Inc., Senior Note
              7.400%, 10/17/2007 (CAD)                                          2,652,911
                                                                          ---------------
                                                                                6,558,586
                                                                          ---------------
              Media Non-Cable -- 2.6%
    1,435,000 Clear Channel Communications, Inc., Global Note
              4.250%, 5/15/2009                                                 1,383,989
      620,000 Cox Communications, Inc.
              5.450%, 12/15/2014                                                  615,967
    2,265,000 Cox Communications, Inc.
              7.750%, 11/01/2010                                                2,506,377
      540,000 Reed Elsevier Capital, Inc.
              4.625%, 6/15/2012                                                   524,578
    1,290,000 Time Warner, Inc.
              7.700%, 5/01/2032                                                 1,527,262
                                                                          ---------------
                                                                                6,558,173
                                                                          ---------------
              Metals and Mining -- 0.9%
    2,300,000 International Steel Group, Inc.
              6.500%, 4/15/2014                                                 2,277,000
       70,000 Texas Industries, Inc., Senior Note, 144A
              7.250%, 7/15/2013                                                    72,800
                                                                          ---------------
                                                                                2,349,800
                                                                          ---------------

  Principal
  Amount +    Description                                                    Value (a)
-----------------------------------------------------------------------------------------
              Mortgage Backed Securities -- 3.0%
$   1,500,000 GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A
              4.751%, 7/10/2039                                           $     1,471,523
    1,710,000 LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3
              4.647%, 7/15/2030                                                 1,682,184
    2,400,000 Morgan Stanley Capital I, Series 2005-T19, Class A4A
              4.890%, 6/12/2047                                                 2,373,966
    2,195,000 Wachovia Bank Commercial Mortgage Trust, Series 2005-C20,
              Class A2
              4.519%, 7/15/2042                                                 2,158,277
                                                                          ---------------
                                                                                7,685,950
                                                                          ---------------
              Mortgage Related -- 26.4%
    2,624,414 FHLMC
              4.000%, 7/01/2019                                                 2,521,989
    7,626,937 FHLMC
              4.500%, with various maturities to 2034(d)                        7,403,123
    9,233,649 FHLMC
              5.000%, with various maturities to 2035(d)                        9,101,702
    2,220,550 FHLMC
              5.500%, with various maturities to 2018(d)                        2,253,606
      318,840 FHLMC
              6.000%, 6/01/2035                                                   324,438
    2,565,000 FHLMC (TBA)
              5.000%, 10/01/2035                                                2,509,693
    1,028,879 FNMA
              4.000%, 6/01/2019                                                   990,755
    4,462,185 FNMA
              4.500%, 9/01/2019                                                 4,372,651
    8,460,855 FNMA
              5.000%, with various maturities to 2035(d)                        8,316,830
   13,716,332 FNMA
              5.500%, with various maturities to 2035(d)                       13,744,280
    4,354,898 FNMA
              6.000%, with various maturities to 2034(d)                        4,444,005
    4,278,413 FNMA
              6.500%, with various maturities to 2034(d)                        4,405,619
      428,241 FNMA
              7.000%, with various maturities to 2030(d)                          448,257
      482,499 FNMA
              7.500%, with various maturities to 2032(d)                          510,753
    1,532,356 GNMA
              5.500%, 2/20/2034                                                 1,544,475
      589,900 GNMA
              6.000%, 1/15/2029                                                   605,041
    1,579,845 GNMA
              6.500%, with various maturities to 2032(d)                        1,644,865
      774,104 GNMA
              7.000%, with various maturities to 2029(d)                          816,142
      223,155 GNMA
              7.500%, with various maturities to 2030(d)                          237,601
       92,515 GNMA
              8.000%, 11/15/2029                                                   99,105
      271,142 GNMA
              8.500%, with various maturities to 2023(d)                          296,668
       27,544 GNMA
              9.000%, with various maturities to 2016(d)                           29,936
       69,673 GNMA
              11.500%, with various maturities to 2015(d)                          77,230
                                                                          ---------------
                                                                               66,698,764
                                                                          ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                           Value (a)
--------------------------------------------------------------------------------
              Non-Captive Diversified Financial -- 0.6%
$ 138,000,000 General Electric Capital Corp., (MTN)
              1.400%, 11/02/2006 (JPY)                           $     1,231,565
      500,000 General Electric Capital Corp., Series E, (MTN)
              1.725%, 6/27/2008 (SGD)                                    288,799
                                                                 ---------------
                                                                       1,520,364
                                                                 ---------------
              Paper -- 3.5%
    3,165,000 Abitibi-Consolidated Finance, LP
              7.875%, 8/01/2009                                        3,141,263
    1,495,000 Abitibi-Consolidated, Inc.
              8.550%, 8/01/2010                                        1,521,163
    1,200,000 Georgia-Pacific Corp.
              7.375%, 12/01/2025                                       1,248,000
      755,000 Georgia-Pacific Corp.
              7.750%, 11/15/2029                                         809,738
      480,000 Georgia-Pacific Corp.
              8.875%, 5/15/2031                                          567,682
    1,535,000 International Paper Co.
              4.000%, 4/01/2010                                        1,462,086
                                                                 ---------------
                                                                       8,749,932
                                                                 ---------------
              Pharmaceuticals -- 2.2%
    1,470,000 Caremark Rx, Inc., Senior Note
              7.375%, 10/01/2006                                       1,504,564
    1,250,000 Medco Health Solutions
              7.250%, 8/15/2013                                        1,377,613
    2,750,000 Valeant Pharmaceuticals International, Senior Note
              7.000%, 12/15/2011                                       2,708,750
                                                                 ---------------
                                                                       5,590,927
                                                                 ---------------
              Pipelines -- 1.1%
    2,464,000 Kinder Morgan Energy Partners, LP
              7.125%, 3/15/2012                                        2,725,324
                                                                 ---------------
              Railroads -- 0.5%
    1,155,000 CSX Corp.
              4.875%, 11/01/2009                                       1,153,061
                                                                 ---------------
              Real Estate Investment Trusts -- 2.4%
      195,000 Colonial Realty, LP, Senior Note
              4.750%, 2/01/2010                                          190,814
    1,350,000 Colonial Realty, LP, Senior Note
              5.500%, 10/01/2015                                       1,326,617
    2,040,000 EOP Operating, LP, Guaranteed Note
              4.650%, 10/01/2010                                       2,006,142
    1,250,000 iStar Financial, Inc., Senior Note
              6.000%, 12/15/2010                                       1,283,120
    1,340,000 Simon Property Group, LP
              6.375%, 11/15/2007                                       1,379,844
                                                                 ---------------
                                                                       6,186,537
                                                                 ---------------
              Refining -- 0.2%
      515,000 Premcor Refining Group (The), Inc., Senior Note
              7.500%, 6/15/2015                                          551,050
                                                                 ---------------
              Sovereigns -- 0.5%
    9,195,000 Kingdom of Sweden
              4.000%, 12/01/2009 (SEK)                                 1,249,095
                                                                 ---------------
              Supermarkets -- 2.3%
       85,000 Albertson's, Inc.
              7.750%, 6/15/2026                                           74,585
      650,000 Albertson's, Inc., Senior Note
              7.450%, 8/01/2029                                          560,692

  Principal
  Amount +    Description                                             Value (a)
----------------------------------------------------------------------------------
              Supermarkets -- continued
$     405,000 Albertson's, Inc., Senior Note
              8.000%, 5/01/2031                                    $       368,795
       55,000 Albertson's, Inc., Series C, (MTN)
              6.625%, 6/01/2028                                             43,915
    1,620,000 Delhaize America, Inc.
              9.000%, 4/15/2031                                          1,870,032
    2,720,000 Fred Meyer, Inc.
              7.450%, 3/01/2008                                          2,867,737
                                                                   ---------------
                                                                         5,785,756
                                                                   ---------------
              Technology -- 0.4%
      665,000 Corning, Inc.
              6.200%, 3/15/2016                                            684,018
      275,000 Sungard Data Systems, Inc., Senior Note, 144A
              9.125%, 8/15/2013                                            284,969
                                                                   ---------------
                                                                           968,987
                                                                   ---------------
              Transportation Services -- 0.5%
    1,310,000 Overseas Shipholding Group, Senior Note
              7.500%, 2/15/2024                                          1,300,175
                                                                   ---------------
              Treasuries -- 5.4%
      565,000 U.S. Treasury Bond
              5.375%, 2/15/2031                                            632,976
   12,054,030 U.S. Treasury Inflation Indexed Bond
              2.375%, 1/15/2025                                         12,895,931
                                                                   ---------------
                                                                        13,528,907
                                                                   ---------------
              Wireless -- 0.3%
      100,000 Rogers Wireless, Inc.
              7.250%, 12/15/2012                                           105,750
      730,000 Sprint Capital Corp.
              6.125%, 11/15/2008                                           758,050
                                                                   ---------------
                                                                           863,800
                                                                   ---------------
              Wirelines -- 4.7%
    1,180,000 AT&T Corp., Senior Note
              9.750%, 11/15/2031                                         1,494,175
    1,650,000 GTE Corp.
              7.900%, 2/01/2027                                          1,760,324
    3,200,000 LCI International, Inc., Senior Note
              7.250%, 6/15/2007                                          3,120,000
    1,240,000 Qwest Corp.
              7.200%, 11/10/2026                                         1,109,800
      670,000 Qwest Corp.
              7.250%, 9/15/2025                                            624,775
    1,675,000 Qwest Corp.
              7.500%, 6/15/2023                                          1,528,438
    2,080,000 Sprint Capital Corp.
              6.875%, 11/15/2028                                         2,297,726
                                                                   ---------------
                                                                        11,935,238
                                                                   ---------------
              Total Bonds and Notes (Identified Cost $246,909,334)     247,494,449
                                                                   ===============

                See accompanying notes to financial statements.

Investments as of September 30, 2005

Principal
Amount +   Description                                                                  Value (a)
---------------------------------------------------------------------------------------------------
Short-Term Investment -- 1.2%
$2,904,133 Repurchase Agreement with Investors Bank & Trust Co. dated
           9/30/2005 at 2.75% to be repurchased at $2,904,799 on
           10/03/2005, collateralized by $781,946 Federal Home Loan Mortgage
           Association Bond, 4.12%, due 12/15/2034 valued at $780,583 and
           $2,118,319 Small Business Administration Bond, 7.125%, due
           9/25/2016 valued at $2,268,757                                             $  2,904,133
                                                                                      ------------
           Total Short-Term Investment (Identified Cost $2,904,133)                      2,904,133
                                                                                      ------------
           Total Investments -- 99.2%
           (Identified Cost $249,813,467)(b)                                           250,398,582
           Other assets less liabilities -- 0.8%                                         2,059,163
                                                                                      ------------
           Total Net Assets -- 100%                                                   $252,457,745
                                                                                      ============
       (a) See Note 2a of Notes to Financial Statements.
       (b) Federal Tax Information:
           At September 30, 2005, the net unrealized depreciation on investments based on cost of $251,023,876 for federal income tax purposes was as follows:
           Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                                  $  3,037,189
           Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                    (3,662,483)
                                                                                      ------------
           Net unrealized depreciation                                                $   (625,294)
                                                                                      ============
       (c) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations.
       (d) The Fund's investment in mortgage related securities of the Federal
           Home Loan Mortgage Corporation, Federal National Mortgage
           Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Schedule of Investments.
         + Principal amount is in U.S. dollars unless otherwise noted.
     FHLMC Federal Home Loan Mortgage Corporation
      FNMA Federal National Mortgage Association
      GNMA Government National Mortgage Association
       MTN Medium Term Note
       TBA To Be Announced (see Note 2g of Notes to Financial Statements)
      144A Securities exempt from registration under Rule 144A of the Securities
           Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,
           2005, the value of these securities amounted to $3,802,291 or 1.5% of net assets.
       CAD Canadian Dollar
       JPY Japanese Yen
       SEK Swedish Krona
       SGD Singapore Dollar

Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

                      Mortgage Related              26.4%
                      Government Agencies            8.2
                      Asset Backed Securities        8.1
                      Treasuries                     5.4
                      Wirelines                      4.7
                      Paper                          3.5
                      Mortgage Backed Securities     3.0
                      Foreign Local Governments      2.9
                      Media Cable                    2.6
                      Media Non-Cable                2.6
                      Electric                       2.6
                      Real Estate Investment Trusts  2.4
                      Supermarkets                   2.3
                      Automotive                     2.3
                      Pharmaceuticals                2.2
                      Other, less than 2% each      18.8

                See accompanying notes to financial statements.

           LOOMIS SAYLES HIGH INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                          Value (a)
-----------------------------------------------------------------------------------------------
Bonds and Notes -- 94.1% of Total Net Assets
              Airlines -- 2.0%
$      35,000 AMR Corp., Senior Note
              4.500%, 2/15/2024                                                 $        24,194
      225,000 AMR Corp., Senior Note, Convertible
              4.250%, 9/23/2023                                                         178,875
       86,366 Continental Airlines, Inc., Series 1997-4, Class 4B
              6.900%, 1/02/2017                                                          73,874
      164,248 Continental Airlines, Inc., Series 1998-1, Class 1A
              6.648%, 9/15/2017                                                         158,760
      169,920 Continental Airlines, Inc., Series 1998-1, Class 1B
              6.748%, 3/15/2017                                                         146,981
       53,769 Continental Airlines, Inc., Series 1999-1, Class C
              6.954%, 8/02/2009                                                          47,117
      108,877 Continental Airlines, Inc., Series 1999-2, Class B
              7.566%, 3/15/2020                                                          94,688
      120,690 Continental Airlines, Inc., Series 2002-2, Class B
              8.307%, 4/02/2018                                                         106,588
                                                                                ---------------
                                                                                        831,077
                                                                                ---------------
              Automotive -- 6.7%
      600,000 Cummins, Inc.
              7.125%, 3/01/2028                                                         609,000
       70,000 Dana Corp.
              5.850%, 1/15/2015                                                          54,907
      175,000 Dana Corp.
              7.000%, 3/15/2028                                                         133,123
      275,000 Dana Corp.
              7.000%, 3/01/2029                                                         209,417
      265,000 Delphi Corp.
              7.125%, 5/01/2029                                                         169,600
      145,000 Ford Motor Co.
              6.375%, 2/01/2029                                                         104,037
      175,000 Ford Motor Co.
              6.625%, 10/01/2028                                                        126,437
      355,000 General Motors Acceptance Corp.
              4.670%, 3/20/2007(c)                                                      347,550
      145,000 General Motors Acceptance Corp.
              8.000%, 11/01/2031                                                        126,610
      125,000 General Motors Acceptance Corp. of Canada, Ltd., Series E., (MTN)
              6.625%, 12/17/2010 (GBP)                                                  198,847
      120,000 Goodyear Tire & Rubber Co. (The)
              7.857%, 8/15/2011                                                         116,100
      580,000 Lear Corp., Series B
              5.750%, 8/01/2014                                                         484,300
      110,000 Tenneco Automotive, Inc., Senior Subordinated Note
              8.625%, 11/15/2014                                                        110,825
                                                                                ---------------
                                                                                      2,790,753
                                                                                ---------------
              Banking -- 3.2%
    7,000,000 Barclays Bank PLC, 144A
              4.160%, 2/22/2010 (THB)                                                   160,482
    9,000,000 Barclays Financial LLC, 144A
              4.100%, 3/22/2010 (THB)                                                   205,611
      990,000 Citibank NA, 144A
              15.000%, 7/02/2010 (BRL)                                                  464,744
      500,000 HSBC Bank USA, 144A
              3.310%, 8/25/2010                                                         506,400
                                                                                ---------------
                                                                                      1,337,237
                                                                                ---------------

  Principal
  Amount +    Description                                                     Value (a)
------------------------------------------------------------------------------------------
              Biotechnology -- 0.9%
$     360,000 Inhale Therapeutic Systems, Inc., Subordinated Note
              3.500%, 10/17/2007                                           $       352,350
                                                                           ---------------
              Chemicals -- 2.6%
      450,000 Borden, Inc.
              7.875%, 2/15/2023                                                    360,000
      550,000 Borden, Inc.
              9.200%, 3/15/2021                                                    500,500
      270,000 Hercules, Inc., Subordinated Note
              6.500%, 6/30/2029                                                    211,275
                                                                           ---------------
                                                                                 1,071,775
                                                                           ---------------
              Commercial Services -- 0.2%
      100,000 Hertz Corp.
              7.625%, 6/01/2012                                                     96,010
                                                                           ---------------
              Construction Machinery -- 2.8%
      350,000 Case Credit Corp.
              6.750%, 10/21/2007                                                   353,500
      100,000 Case New Holland, Inc., Senior Note
              9.250%, 8/01/2011                                                    105,750
      120,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note
              7.750%, 12/15/2013                                                   110,100
      550,000 United Rentals North America, Inc., Senior Subordinated Note
              7.000%, 2/15/2014                                                    510,125
       85,000 Williams Scotsman, Inc., Senior Note, 144A
              8.500%, 10/01/2015                                                    86,062
                                                                           ---------------
                                                                                 1,165,537
                                                                           ---------------
              Consumer Products -- 0.1%
       60,000 Spectrum Brands, Inc., Senior Subordinated Note
              7.375%, 2/01/2015                                                     54,000
                                                                           ---------------
              Electric -- 2.7%
      100,000 Allegheny Energy Supply Co. LLC
              7.800%, 3/15/2011                                                    109,500
       65,000 Calpine Canada Energy Finance ULC
              8.500%, 5/01/2008                                                     38,837
      200,000 Calpine Corp., Senior Note
              7.750%, 4/15/2009                                                    104,000
      200,000 Calpine Corp., Senior Note
              7.875%, 4/01/2008(d)                                                 118,000
      610,000 Calpine Corp., Senior Note
              8.500%, 2/15/2011(d)                                                 323,300
      160,000 Calpine Corp., Senior Secured Note, 144A
              8.500%, 7/15/2010                                                    114,400
       10,000 Calpine Corp., Senior Secured Note, 144A
              8.750%, 7/15/2013                                                      7,075
       40,000 Dynegy Holdings, Inc.
              7.125%, 5/15/2018                                                     37,000
      140,000 Enersis SA, Chile
              7.375%, 1/15/2014                                                    147,929
       90,000 NGC Corp.
              7.625%, 10/15/2026                                                    83,250
       20,000 NGC Corp. Capital Trust, Series B
              8.316%, 6/01/2027                                                     17,950
                                                                           ---------------
                                                                                 1,101,241
                                                                           ---------------
              Environmental -- 0.4%
      190,000 Allied Waste North America, Series B, Senior Note
              5.750%, 2/15/2011                                                    177,175
                                                                           ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                         Value (a)
------------------------------------------------------------------------------
              Financial Services -- 0.6%
$     250,000 Astoria Depositor Corp., 144A
              8.144%, 5/01/2021                                $       248,412
                                                               ---------------
              Food -- 0.3%
      115,000 Friendly Ice Cream Corp., Guaranteed Senior Note
              8.375%, 6/15/2012                                        108,675
                                                               ---------------
              Food and Beverage -- 1.6%
      600,000 Bavaria SA, Senior Note, 144A
              8.875%, 11/01/2010                                       661,800
                                                               ---------------
              Healthcare -- 2.2%
      150,000 Columbia/HCA, Inc.
              7.500%, 12/15/2023                                       148,962
       75,000 Columbia/HCA, Inc.
              7.690%, 6/15/2025                                         75,373
      200,000 Columbia/HCA, Inc. (MTN)
              7.580%, 9/15/2025                                        198,182
      500,000 Columbia/HCA, Inc. (MTN)
              7.750%, 7/15/2036                                        495,913
                                                               ---------------
                                                                       918,430
                                                               ---------------
              Home Construction -- 0.7%
      300,000 K Hovnanian Enterprises, Inc.
              6.250%, 1/15/2015                                        281,335
                                                               ---------------
              Independent Energy -- 0.8%
       70,000 Chesapeake Energy Corp., Senior Note
              6.375%, 6/15/2015                                         70,350
      270,000 Chesapeake Energy Corp., Senior Note
              6.875%, 1/15/2016                                        276,750
                                                               ---------------
                                                                       347,100
                                                               ---------------
              Integrated Energy -- 1.3%
      265,000 Cerro Negro Finance, Ltd., 144A
              7.900%, 12/01/2020                                       252,413
      300,000 Petrozuata Finance, Inc., Series B, 144A
              8.220%, 4/01/2017                                        286,500
                                                               ---------------
                                                                       538,913
                                                               ---------------
              Lodging -- 1.2%
      300,000 FelCor Lodging, LP, Senior Note
              9.000%, 6/01/2011                                        326,250
      160,000 Host Marriott, LP REIT, Senior Note
              6.375%, 3/15/2015                                        155,200
                                                               ---------------
                                                                       481,450
                                                               ---------------
              Media Cable -- 4.1%
      550,000 CSC Holdings, Inc., Senior Note
              7.625%, 7/15/2018                                        514,250
      250,000 NTL Cable PLC
              9.750%, 4/15/2014 (GBP)                                  444,358
      175,000 PanAmSat Corp.
              6.875%, 1/15/2028                                        160,125
      650,000 Rogers Cable, Inc., Senior Note
              5.500%, 3/15/2014                                        599,625
                                                               ---------------
                                                                     1,718,358
                                                               ---------------
              Metals and Mining -- 1.5%
      520,000 AK Steel Corp., Guaranteed Senior Note
              7.750%, 6/15/2012                                        479,700
      150,000 Glencore Funding, LLC, Guaranteed Note, 144A
              6.000%, 4/15/2014                                        142,097
                                                               ---------------
                                                                       621,797
                                                               ---------------

  Principal
  Amount +    Description                                                        Value (a)
---------------------------------------------------------------------------------------------
              Oil Field Services -- 0.3%
$     110,000 North American Energy Partners, Inc., Senior Note
              8.750%, 12/01/2011                                              $       104,500
                                                                              ---------------
              Packaging -- 1.5%
      350,000 Owens-Illinois, Inc., Senior Note
              7.500%, 5/15/2010                                                       355,250
      135,000 Owens-Illinois, Inc., Senior Note
              7.800%, 5/15/2018                                                       135,675
      155,000 Solo Cup Co., Senior Subordinated Note
              8.500%, 2/15/2014                                                       137,175
                                                                              ---------------
                                                                                      628,100
                                                                              ---------------
              Paper -- 3.8%
      475,000 Abitibi-Consolidated, Inc.
              7.500%, 4/01/2028                                                       401,375
      250,000 Abitibi-Consolidated, Inc.
              8.500%, 8/01/2029                                                       223,750
      100,000 Arcel Finance, Ltd., 144A
              6.361%, 5/01/2012                                                        98,808
      197,280 Arcel Finance, Ltd., 144A
              7.048%, 9/01/2011                                                       207,036
      685,000 Bowater, Inc.
              6.500%, 6/15/2013                                                       638,763
                                                                              ---------------
                                                                                    1,569,732
                                                                              ---------------
              Pharmaceuticals -- 6.1%
       85,000 Elan Capital Corp., Ltd., Convertible
              6.500%, 11/10/2008                                                      115,286
      120,000 Elan Finance Corp., Senior Note, 144A
              7.750%, 11/15/2011                                                      105,600
      235,000 Enzon, Inc.
              4.500%, 7/01/2008                                                       213,263
      127,000 EPIX Pharmaceuticals, Inc., Senior Note
              3.000%, 6/15/2024                                                        96,838
      375,000 IVAX Corp., Senior Note, Convertible
              1.500%, 3/01/2024                                                       423,281
      202,000 IVAX Corp., Senior Subordinated Note, Convertible
              4.500%, 5/15/2008                                                       201,748
      250,000 Pharma Services Intermediate Holdings Corp., Senior Note,
              0.00% (step to 11.50% on 4/01/2009), 4/01/2014(e)                       185,000
      315,000 Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible
              5.500%, 10/17/2008                                                      298,463
      155,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible
              3.000%, 8/16/2010                                                       140,856
      300,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible
              4.000%, 11/15/2013                                                      271,875
      310,000 Vertex Pharmaceuticals, Inc., Convertible, 144A
              5.750%, 2/15/2011                                                       487,475
                                                                              ---------------
                                                                                    2,539,685
                                                                              ---------------
              Pipelines -- 5.4%
       65,000 Coastal Corp.
              6.500%, 6/01/2008                                                        64,025
      415,000 El Paso CGP, Co.
              6.375%, 2/01/2009                                                       404,625
      825,000 El Paso CGP, Co.
              6.950%, 6/01/2028                                                       742,500
      982,000 Williams Cos., Inc., Series A
              7.500%, 1/15/2031                                                     1,043,375
                                                                              ---------------
                                                                                    2,254,525
                                                                              ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                         Value (a)
----------------------------------------------------------------------------------------------
              Real Estate Investment Trusts -- 1.3%
$     500,000 Crescent Real Estate Equities, LP, Senior Subordinated Note
              9.250%, 4/15/2009                                                $       531,875
                                                                               ---------------
              Retailers -- 4.5%
      250,000 Dillard's, Inc.
              6.625%, 1/15/2018                                                        232,500
      600,000 Dillard's, Inc.
              7.750%, 7/15/2026                                                        582,000
      400,000 Foot Locker, Inc.
              8.500%, 1/15/2022                                                        435,000
      765,000 Toys R US, Inc.
              7.375%, 10/15/2018                                                       612,000
                                                                               ---------------
                                                                                     1,861,500
                                                                               ---------------
              Sovereigns --7.2%
    1,190,000 Republic of Argentina
              2.000%, 9/30/2014 (ARS)(c)                                               421,997
      520,000 Republic of Brazil
              8.250%, 1/20/2034                                                        522,600
      175,000 Republic of Colombia
              8.125%, 5/21/2024                                                        187,688
  100,000,000 Republic of Colombia
              11.750%, 3/01/2010 (COP)                                                  49,950
    4,420,000 United Mexican States
              8.000%, 12/07/2023 (MXN)                                                 380,339
   14,850,000 United Mexican States
              9.000%, 12/20/2012 (MXN)                                               1,414,910
                                                                               ---------------
                                                                                     2,977,484
                                                                               ---------------
              Supermarkets -- 0.8%
      305,000 Albertson's, Inc., Senior Note
              7.450%, 8/01/2029                                                        263,094
       20,000 Albertson's, Inc., Senior Note
              8.000%, 5/01/2031                                                         18,212
       55,000 Albertson's, Inc., Series C, (MTN)
              6.625%, 6/01/2028                                                         43,915
                                                                               ---------------
                                                                                       325,221
                                                                               ---------------
              Supranational -- 3.8%
    6,000,000 Inter-American Development Bank, Series E, (MTN),
              Zero Coupon, 5/11/2009 (BRL)                                           1,583,804
                                                                               ---------------
              Technology -- 11.7%
      125,000 Amkor Technology, Inc.
              5.000%, 3/15/2007                                                        110,156
      125,000 Amkor Technology, Inc., Senior Note
              7.750%, 5/15/2013                                                        106,875
      225,000 Corning, Inc.
              5.900%, 3/15/2014                                                        228,275
      270,000 Corning, Inc.
              6.200%, 3/15/2016                                                        277,721
      225,000 Corning, Inc.
              6.750%, 9/15/2013                                                        240,985
      155,000 Corning, Inc.
              6.850%, 3/01/2029                                                        156,432
      215,000 Kulicke & Soffa Industries, Inc., Subordinated Note, Convertible
              0.500%, 11/30/2008                                                       158,831
      910,000 Lucent Technologies, Inc.
              6.450%, 3/15/2029                                                        796,250
      315,000 Maxtor Corp., Subordinated Note
              5.750%, 3/01/2012(f)                                                     283,500

  Principal
  Amount +    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              Technology -- continued
$     425,000 Nortel Networks Corp.
              6.875%, 9/01/2023                                         $       395,250
      300,000 Nortel Networks Corp., Guaranteed Senior Note
              4.250%, 9/01/2008                                                 282,375
       65,000 Northern Telecom Capital Corp.
              7.875%, 6/15/2026                                                  63,700
      100,000 SCI Systems, Inc., Subordinated Note, Convertible
              3.000%, 3/15/2007                                                  96,250
      120,000 Sungard Data Systems, Inc., 144A
              10.250%, 8/15/2015                                                121,500
       85,000 Sungard Data Systems, Inc., Senior Note, 144A
              9.125%, 8/15/2013                                                  88,081
      105,000 Unisys Corp.
              6.875%, 3/15/2010                                                 101,325
      145,000 Unisys Corp., Senior Note
              8.000%, 10/15/2012                                                142,463
      325,000 Xerox Capital Trust I, Guaranteed Note
              8.000%, 2/01/2027                                                 337,188
      300,000 Xerox Corp., (MTN)
              7.200%, 4/01/2016                                                 327,000
      500,000 Xerox Corp., Senior Note
              6.875%, 8/15/2011                                                 522,500
                                                                        ---------------
                                                                              4,836,657
                                                                        ---------------
              Transportation Services -- 5.8%
      275,000 American President Cos., Ltd., Senior Note
              8.000%, 1/15/2024                                                 282,219
      120,035 Atlas Air, Inc., Series 1998-1, Class 1A
              7.380%, 1/02/2018                                                 119,514
      117,634 Atlas Air, Inc., Series 1999-1, Class A1
              7.200%, 1/02/2019                                                 116,904
      117,737 Atlas Air, Inc., Series 2000-1, Class A
              8.707%, 1/02/2019                                                 121,946
      250,000 Bombardier Capital Funding, LP
              6.750%, 5/14/2009 (GBP)                                           434,919
      120,000 Hertz Corp., Senior Note
              6.350%, 6/15/2010                                                 113,475
      335,000 Hertz Corp., Senior Note
              6.900%, 8/15/2014                                                 310,280
      300,000 Overseas Shipholding Group, Senior Note
              7.500%, 2/15/2024                                                 297,750
      295,000 Stena AB, Senior Note
              7.000%, 12/01/2016                                                272,875
      350,000 Stena AB, Senior Note
              7.500%, 11/01/2013                                                340,375
                                                                        ---------------
                                                                              2,410,257
                                                                        ---------------
              Wireless -- 0.4%
      150,000 Rogers Wireless Communications, Inc., Senior Secured Note
              6.375%, 3/01/2014                                                 150,750
                                                                        ---------------
              Wirelines -- 5.6%
       50,000 Cincinnati Bell, Inc.
              8.375%, 1/15/2014                                                  49,250
       95,000 Citizens Communications Co.
              7.000%, 11/01/2025                                                 83,600
      155,000 Citizens Communications Co., Senior Note
              9.000%, 8/15/2031                                                 157,131
      375,000 Qwest Capital Funding, Inc.
              6.875%, 7/15/2028                                                 308,438

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                      Value (a)
-------------------------------------------------------------------------------------------
              Wirelines -- continued
$   1,890,000 Qwest Capital Funding, Inc.
              7.750%, 2/15/2031                                             $     1,630,125
       75,000 Qwest Capital Funding, Inc., Guaranteed Note
              7.000%, 8/03/2009                                                      73,313
                                                                            ---------------
                                                                                  2,301,857
                                                                            ---------------
              Total Bonds and Notes (Identified Cost $36,913,116)                38,979,372
                                                                            ---------------
   Shares
-------------------------------------------------------------------------------------------
Preferred Stocks -- 4.2%
              Electric -- 1.7%
        6,475 AES Trust III, Convertible,
              6.75%, 10/15/2029                                                     314,037
        8,000 CMS Energy Trust I, Convertible,
              7.75%, 7/15/2027                                                      400,000
                                                                            ---------------
                                                                                    714,037
                                                                            ---------------
              Packaging -- 0.6%
        6,500 Owens-Illinois, Inc., Convertible,
              4.75%, 12/31/2049                                                     234,813
                                                                            ---------------
              Pipelines -- 1.1%
        4,000 Williams Holdings of Delaware, Convertible,
              5.50%, 6/01/2033                                                      464,500
                                                                            ---------------
              Technology -- 0.5%
          225 Lucent Technologies Capital Trust I, Convertible,
              7.75%, 3/15/2017                                                      226,969
                                                                            ---------------
              Wirelines -- 0.3%
        2,000 Philippine Long Distance Telephone Co., Sponsored GDR,
              Convertible,
              $3.50, 12/31/2049                                                     105,000
                                                                            ---------------
              Total Preferred Stocks (Identified Cost $1,412,789)                 1,745,319
                                                                            ---------------
   Shares
-------------------------------------------------------------------------------------------
Common Stocks -- 0.3%
              Investment Companies -- 0.2%
        3,005 CIM High Yield Securities Fund                                         12,621
        2,175 High Income Opportunity Fund, Inc.                                     13,680
        3,835 Morgan Stanley Emerging Markets Debt Fund, Inc.(d)                     39,769
                                                                            ---------------
                                                                                     66,070
                                                                            ---------------
              Metals and Mining -- 0.1%
          900 Cia Vale do Rio Doce, ADR                                              39,474
                                                                            ---------------
              Total Common Stocks (Identified Cost $77,853)                         105,544
                                                                            ---------------
  Principal
  Amount +
-------------------------------------------------------------------------------------------
Short-Term Investments -- 2.6%
$     743,850 Repurchase Agreement with Investors Bank & Trust Co. dated
              9/30/2005 at 2.75% to be repurchased at $744,020 on
              10/03/2005, collateralized by $12,418 Federal Home Loan
              Mortgage Association Bond, with rates of 4.168% -- 4.268%, with maturities from 1/15/2028 -- 1/15/2033 valued at
              $12,509, $554,001 Federal National Mortgage Association Bond,
              with rates of 3.815% -- 4.612%, with maturities from
              12/25/2021 -- 11/1/2034 valued at $543,095, $13,232
              Government National Mortgage Association Bond, with rates of
              4.00% -- 4.875%, with maturities from 2/20/2033 --
              4/20/2034 valued at $13,386, and $197,964 Small Business
              Administration Bond, with rates of 5.875% -- 7.375%, with
              maturities from 8/25/2014 -- 3/25/2030 valued at $212,052             743,850

  Principal
  Amount +    Description                                                             Value (a)
---------------------------------------------------------------------------------------------------
$     326,432 Repurchase Agreement with Merrill Lynch & Co, dated 9/30/2005 at 3.93% to be repurchased at $326,539 on 10/03/2005,
              collateralized by $326,433 Federal Home Loan Mortgage
              Association Bond, with rates of 0.00% -- 6.25%, with maturities
              from 1/30/07 -- 7/15/32 valued at $332,962(g)                        $       326,432
                                                                                   ---------------
              Total Short-Term Investments (Identified Cost $1,070,282)                  1,070,282
                                                                                   ---------------
              Total Investments -- 101.2%
              (Identified Cost $39,474,040)(b)                                          41,900,517
              Other assets less liabilities -- (1.2)%                                     (495,356)
                                                                                   ---------------
              Total Net Assets -- 100%                                             $    41,405,161
                                                                                   ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2005, the net unrealized appreciation on
              investments based on cost of $39,477,512 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                      $     3,177,582
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (754,577)
                                                                                   ---------------
              Net unrealized appreciation                                          $     2,423,005
                                                                                   ===============
          (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
          (d) All or a portion of this security was on loan to brokers at
              September 30, 2005.
          (e) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.
          (f) Illiquid security. At September 30, 2005, the value of this security amounted to $283,500 or 0.7% of net assets.
          (g) Represents investment of securities lending collateral.
            + Principal amount is in U.S. dollars unless otherwise noted.
      ADR/GDR An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a
              certificate issued by a U.S. Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
          MTN Medium Term Note
         REIT Real Estate Investment Trust
         144A Securities exempt from registration under Rule 144A of the Securities Act of 1933.
              These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the value of these securities amounted to $4,244,496 or 10.3% of net assets.
          ARS Argentine Peso
          BRL Brazilian Real
          COP Colombian Peso
          GBP British Pound
          MXN Mexican Peso
          THB Thai Baht

                See accompanying notes to financial statements.

Investments as of September 30, 2005


Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

                         Technology               12.2%
                         Sovereigns                7.2
                         Automotive                6.7
                         Pipelines                 6.5
                         Pharmaceuticals           6.1
                         Wirelines                 5.9
                         Transportation Services   5.8
                         Retailers                 4.5
                         Electric                  4.4
                         Media Cable               4.1
                         Supranational             3.8
                         Paper                     3.8
                         Banking                   3.2
                         Construction Machinery    2.8
                         Chemicals                 2.6
                         Healthcare                2.2
                         Packaging                 2.1
                         Airlines                  2.0
                         Other, less than 2% each 12.7

                See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
   Amount     Description                                                        Value (a)
---------------------------------------------------------------------------------------------
Bonds and Notes -- 98.8% of Total Net Assets
              Asset Backed Securities -- 4.3%
$   1,035,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3
              4.615%, 2/25/2035                                               $     1,013,825
    2,240,000 Residential Asset Mortgage Products, Inc., Series 2003-RZ5,
              Class A3
              3.800%, 7/25/2030                                                     2,230,550
    1,376,000 Residential Funding Mortgage Securities II, Series 2003-HI4,
              Class AI4
              4.590%, 4/25/2018                                                     1,365,243
    1,900,000 Residential Funding Mortgage Securities II, Series 2004-HI3,
              Class A3
              3.810%, 8/25/2017                                                     1,875,143
      670,000 Residential Funding Mortgage Securities II, Series 2004-HI3,
              Class A4
              4.630%, 1/25/2020                                                       663,344
                                                                              ---------------
                                                                                    7,148,105
                                                                              ---------------
              Government Agencies -- 7.7%
    2,935,000 Federal Farm Credit Bank
              2.375%, 10/02/2006                                                    2,878,457
    6,200,000 Federal Home Loan Bank
              3.625%, 11/14/2008(c)                                                 6,056,544
    3,000,000 FNMA
              5.500%, 5/02/2006                                                     3,020,811
      600,000 FNMA
              6.625%, 9/15/2009                                                       644,773
                                                                              ---------------
                                                                                   12,600,585
                                                                              ---------------
              Mortgage Related -- 55.8%
    7,050,916 FHLMC
              4.000%, with various maturities to 2019(d)                            6,775,734
    6,214,548 FHLMC
              4.500%, with various maturities to 2034(d)                            6,061,214
    7,949,950 FHLMC
              5.000%, 7/01/2019(e)                                                  7,931,955
    3,329,397 FHLMC
              5.500%, 12/01/2034                                                    3,331,347
      312,873 FHLMC
              6.000%, 11/01/2019                                                      321,454
   11,272,754 FHLMC
              6.500%, with various maturities to 2034(d)                           11,592,148
      387,818 FHLMC
              7.000%, 2/01/2016                                                       404,989
       81,767 FHLMC
              7.500%, with various maturities to 2026(d)                               86,365
       68,204 FHLMC
              8.000%, with various maturities to 2015(d)                               71,711
        7,293 FHLMC
              10.000%, 7/01/2019                                                        8,119
      517,736 FHLMC
              11.500%, with various maturities to 2020(d)                             566,828
    7,995,000 FHLMC (TBA)
              4.500%, 10/01/2020                                                    7,827,601
   18,032,997 FNMA
              4.000%, with various maturities to 2020(d)                           17,372,095
    1,474,347 FNMA
              4.500%, 9/01/2019                                                     1,444,764
    5,494,865 FNMA
              5.500%, with various maturities to 2034(d)                            5,512,085

  Principal
   Amount     Description                                             Value (a)
----------------------------------------------------------------------------------
              Mortgage Related -- continued
$   7,075,653 FNMA
              6.000%, with various maturities to 2034(d)           $     7,257,101
   10,705,894 FNMA
              6.500%, with various maturities to 2034(d)                11,025,411
      417,886 FNMA
              7.000%, 12/01/2022                                           443,161
    1,102,893 FNMA
              7.500%, with various maturities to 2032(d)                 1,166,974
      183,674 FNMA
              8.000%, with various maturities to 2016(d)                   196,921
      210,981 GNMA
              6.000%, 12/15/2031                                           216,168
      870,320 GNMA
              6.500%, 5/15/2031                                            906,011
      851,390 GNMA
              7.000%, with various maturities to 2031(d)                   896,150
          646 GNMA
              8.500%, 2/15/2006                                                658
       49,943 GNMA
              9.000%, with various maturities to 2009(d)                    52,339
       15,233 GNMA
              9.500%, 8/15/2009                                             16,219
        1,190 GNMA
              10.000%, 9/15/2016                                             1,329
       26,925 GNMA
              12.500%, with various maturities to 2015(d)                   30,176
      213,151 GNMA
              16.000%, with various maturities to 2012(d)                  245,554
       83,721 GNMA
              17.000%, with various maturities to 2011(d)                   97,712
                                                                   ---------------
                                                                        91,860,293
                                                                   ---------------
              Treasuries -- 31.0%
    5,155,000 U.S. Treasury Bond
              7.250%, 5/15/2016                                          6,377,096
    3,200,000 U.S. Treasury Note
              1.875%, 12/31/2005                                         3,186,125
      790,000 U.S. Treasury Note
              2.250%, 2/15/2007                                            769,972
    5,330,000 U.S. Treasury Note
              2.375%, 8/15/2006                                          5,252,966
    1,290,000 U.S. Treasury Note
              2.500%, 10/31/2006                                         1,267,980
    8,095,000 U.S. Treasury Note
              3.000%, 12/31/2006                                         7,980,529
    2,500,000 U.S. Treasury Note
              3.125%, 10/15/2008                                         2,424,220
   17,960,000 U.S. Treasury Note
              3.375%, 2/28/2007(c)                                      17,763,554
    1,930,000 U.S. Treasury Note
              6.125%, 8/15/2007                                          1,997,324
      750,000 U.S. Treasury Note
              6.625%, 5/15/2007                                            779,092
    4,000,000 U.S. Treasury STRIPS,
              Zero Coupon, 11/15/2009                                    3,357,016
                                                                   ---------------
                                                                        51,155,874
                                                                   ---------------
              Total Bonds and Notes (Identified Cost $163,819,775)     162,764,857
                                                                   ---------------

                See accompanying notes to financial statements.

            LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                      SCHEDULE OF INVESTMENTS (continued)

Investments as of September 30, 2005

  Principal
   Amount     Description                                                            Value (a)
--------------------------------------------------------------------------------------------------
Short-Term Investment -- 10.5%
$  17,368,595 Repurchase Agreement with Investors Bank & Trust Co. dated
              9/30/2005 at 2.75% to be repurchased at $17,372,575 on
              10/03/2005, collateralized by $16,911,123 Small Business
              Administration Bond, with rates of 6.30% -- 7.375%, with
              maturities from 1/25/2016 -- 4/25/2030 valued at
              $18,237,025                                                         $    17,368,595
                                                                                  ---------------
              Total Short-Term Investment (Identified Cost $17,368,595)                17,368,595
                                                                                  ---------------
              Total Investments -- 109.3%
              (Identified Cost $181,188,370)(b)                                       180,133,452
              Other assets less liabilities -- (9.3)%                                 (15,354,625)
                                                                                  ---------------
              Total Net Assets -- 100%                                            $   164,778,827
                                                                                  ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2005, the net unrealized depreciation on
              investments based on cost of $182,303,838 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                     $            --
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                          (2,170,386)
                                                                                  ---------------
              Net unrealized depreciation                                         $    (2,170,386)
                                                                                  ===============
          (c) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations.
          (d) The Fund's investment in mortgage related securities of the
              Federal Home Loan Mortgage Corporation, Federal National
              Mortgage Association and the Government National Mortgage
              Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of
              presentation in the Schedule of Investments.
          (e) Security purchased on a delayed delivery basis.
        FHLMC Federal Home Loan Mortgage Corporation
         FNMA Federal National Mortgage Association
         GNMA Government National Mortgage Association
       STRIPS Separate Trading of Registered Interest and Principal of Securities
          TBA To Be Announced (see Note 2g of Notes to Financial Statements)

Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

                         Mortgage Related        55.8%
                         Treasuries              31.0
                         Government Agencies      7.7
                         Asset Backed Securities  4.3

                See accompanying notes to financial statements.

  LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
   Amount        Description                                                  Value (a)
---------------------------------------------------------------------------------------------
Tax Exempt Obligations -- 97.6% of Total Net Assets
                 Highlands County, FL, Health Facilities Authority -- 1.4%
$   1,000,000    Adventis Health System,
                 5.875%, 11/15/2029                                        $     1,084,040
                                                                           ---------------
                 Martha's Vineyard, MA -- 1.3%
    1,000,000    Land Bank Revenue,
                 5.000%, 5/01/2032, (AMBAC insured)                              1,039,560
                                                                           ---------------
                 Massachusetts -- 6.0%
    4,000,000    State Refunding Series A,
                 6.500%, 11/01/2014, (AMBAC insured)                             4,818,680
                                                                           ---------------
                 Massachusetts Bay Transportation Authority -- 5.4%
    2,500,000    Series A,
                 5.000%, 7/01/2032                                               2,586,500
    1,000,000    Series A, Prerefunded,
                 5.250%, 7/01/2030                                               1,085,760
      630,000    Series A, Unrefunded,
                 5.250%, 7/01/2030                                                 663,094
                                                                           ---------------
                                                                                 4,335,354
                                                                           ---------------
                 Massachusetts Development Finance Agency -- 16.6%
    2,000,000    Cambridge Street Development Series A,
                 5.125%, 2/01/2034, (MBIA insured)                               2,102,800
    1,000,000    Hampshire College,
                 5.625%, 10/01/2024                                              1,067,930
    4,000,000    Mount Holyoke College,
                 5.250%, 7/01/2031                                               4,237,040
    2,800,000    Refunding Springfield Resource Recovery-A,
                 5.625%, 6/01/2019                                               2,951,536
    1,100,000    Visual and Performing Arts,
                 6.000%, 8/01/2021                                               1,318,603
    1,500,000    WGBH Educational Foundation Series A,
                 5.375%, 1/01/2042, (AMBAC insured)                              1,621,050
                                                                           ---------------
                                                                                13,298,959
                                                                           ---------------
                 Massachusetts Health & Educational Facilities
                 Authority -- 33.1%
    1,160,000    Baystate Medical Center Series F,
                 5.700%, 7/01/2027                                               1,227,616
    2,000,000    Boston University,
                 5.000%, 10/01/2039                                              2,076,240
    2,200,000    Catholic Health East,
                 5.500%, 11/15/2032                                              2,320,186
    3,000,000    Harvard University Series N,
                 6.250%, 4/01/2020                                               3,736,800
    2,845,000    Nichols College Series C,
                 6.000%, 10/01/2017                                              3,002,983
    2,000,000    Partners Healthcare Systems Series B,
                 5.250%, 7/01/2029                                               2,096,740
    2,500,000    Partners Healthcare Systems Series C,
                 5.750%, 7/01/2021                                               2,761,050
    1,500,000    Tufts University Series I,
                 5.250%, 2/15/2030                                               1,585,140
    1,000,000    University of Massachusetts Project Series C,
                 5.250%, 10/01/2031, (MBIA insured)                              1,068,010
    2,000,000    University of Massachusetts Series C,
                 5.125%, 10/01/2034, (FGIC insured)                              2,106,080
    2,000,000    Wellesley College Series F,
                 5.125%, 7/01/2039                                               2,070,540

  Principal
   Amount     Description                                               Value (a)
------------------------------------------------------------------------------------
              Massachusetts Health & Educational Facilities
              Authority -- continued
$   1,315,000 Wheaton College Series E,
              5.000%, 7/01/2017                                      $     1,396,149
    1,030,000 Williams College Series H,
              5.000%, 7/01/2017                                            1,103,573
                                                                     ---------------
                                                                          26,551,107
                                                                     ---------------
              Massachusetts Housing Finance Agency -- 3.0%
      410,000 Single Family Mortgage Series 21,
              7.125%, 6/01/2025                                              410,471
    2,000,000 Single Family Mortgage Series A,
              4.600%, 12/01/2015                                           2,019,320
                                                                     ---------------
                                                                           2,429,791
                                                                     ---------------
              Massachusetts Port Authority -- 3.8%
    1,750,000 Delta Air Lines, Inc. Project Series A,
              5.500%, 1/01/2019, (AMBAC insured)                           1,826,738
    1,200,000 Series A,
              5.000%, 7/01/2033, (MBIA insured)                            1,234,020
                                                                     ---------------
                                                                           3,060,758
                                                                     ---------------
              Massachusetts Water Resources Authority -- 6.3%
    1,000,000 General Series A,
              5.250%, 8/01/2020, (MBIA insured)                            1,105,840
    3,240,000 Series A,
              6.500%, 7/15/2019, (FGIC insured)                            3,931,027
                                                                     ---------------
                                                                           5,036,867
                                                                     ---------------
              Michigan Hospital Finance Authority -- 2.0%
    1,500,000 Oakwood Obligated Group,
              5.500%, 11/01/2017                                           1,625,880
                                                                     ---------------
              New England Education Loan Marketing -- 4.0%
    3,000,000 Student Loan Revenue Bond Sub-Issue H,
              6.900%, 11/01/2009                                           3,188,250
                                                                     ---------------
              New Jersey Economic Development Authority -- 2.1%
    1,610,000 Series A,
              5.625%, 6/15/2018                                            1,700,627
                                                                     ---------------
              Puerto Rico Commonwealth Aqueduct & Sewer
              Authority -- 4.3%
    3,000,000 Aqueduct & Sewer Authority,
              6.250%, 7/01/2013                                            3,449,550
                                                                     ---------------
              Puerto Rico Public Finance Corporation -- 4.1%
    3,000,000 Commonwealth Appropriation Series A,
              5.750%, 8/01/2027(c)                                         3,278,280
                                                                     ---------------
              Tennessee Housing Development Agency -- 1.3%
    1,000,000 Series A,
              5.200%, 7/01/2023                                            1,042,920
                                                                     ---------------
              University of Massachusetts Building Authority -- 2.9%
    2,200,000 SR -- Series 1,
              5.250%, 11/01/2028, (AMBAC insured)                          2,364,494
                                                                     ---------------
              Total Tax Exempt Obligations (Cost $73,944,884)             78,305,117
                                                                     ---------------

                See accompanying notes to financial statements.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
                      SCHEDULE OF INVESTMENTS (continued)

Investments as of September 30, 2005

  Principal
   Amount     Description                                                            Value (a)
--------------------------------------------------------------------------------------------------
Short-Term Investment -- 0.9%
$     760,125 Repurchase Agreement with Investors Bank & Trust Co. dated
              9/30/2005 at 2.75% to be repurchased at $760,299 on
              10/03/2005, collateralized by $61,763 Federal Home Loan
              Mortgage Association Bond, with rates of 4.22% -- 4.27% with maturities from 7/15/2031 -- 11/15/2031 valued at $62,293,
              $176,539 Federal National Mortgage Association Bond, with rates of 4.00% -- 4.38%, with maturities from 1/15/2027 --
              7/20/2034 valued at $177,989, and $519,991 Small Business
              Administration Bond, with rates of 6.375% -- 7.625%, with
              maturities from 8/25/2014 -- 5/25/2028 valued at $557,879           $       760,125
                                                                                  ---------------
              Total Short-Term Investment (Cost $760,125)                                 760,125
                                                                                  ---------------
              Total Investments -- 98.5%
              (Identified Cost $74,705,009)(b)                                         79,065,242
              Other assets less liabilities -- 1.5%                                     1,159,757
                                                                                  ---------------
              Total Net Assets -- 100.0%                                          $    80,224,999
                                                                                  ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2005, the net unrealized appreciation on
              investments based on cost of $74,840,937 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                     $     4,316,539
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (92,234)
                                                                                  ---------------
              Net unrealized appreciation                                         $     4,224,305
                                                                                  ===============
          (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
        AMBAC American Municipal Bond Assurance Corporation
         FGIC Financial Guarantee Insurance Company
         MBIA Municipal Bond Investors Assurance Corporation

Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

                    College & University               33.8%
                    Hospital -- Obligated Group        13.9
                    Water & Sewerage                   10.6
                    State General Obligation           10.1
                    Mass Transit                        4.0
                    Student Loan                        4.0
                    Airport                             3.8
                    Resource Recovery                   3.7
                    Redevelopment Agency/Urban Renewal  2.6
                    Housing -- Multifamily              2.5
                    Special Tax                         2.1
                    Non-Profit                          2.0
                    Other, less than 2% each            4.5

                See accompanying notes to financial statements.

        LOOMIS SAYLES MUNICIPAL INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
   Amount     Description                                                              Value (a)
---------------------------------------------------------------------------------------------------
Tax Exempt Obligations -- 98.2% of Total Net Assets
              California -- 7.4%
$   1,000,000 California Health Facilities Financing Authority (Cedar-Sinai
              Medical Center),
              5.000%, 11/15/2027                                                    $     1,031,190
    1,000,000 California Health Facilities Financing Authority, Multiple Obligors,
              4.950%, 7/01/2026                                                           1,041,690
    2,000,000 California State,
              5.125%, 6/01/2027                                                           2,097,300
    1,000,000 California State Public Works Board, (Coalinga State Hospital),
              5.000%, 6/01/2010                                                           1,064,320
    2,655,000 California Statewide Communities Development Authority,
              5.250%, 7/01/2023                                                           2,862,860
                                                                                    ---------------
                                                                                          8,097,360
                                                                                    ---------------
              Colorado -- 2.2%
    2,500,000 Colorado Health Facility Authority Revenue, (Covenant Retirement
              Communities),
              5.000%, 12/01/2035                                                          2,455,300
                                                                                    ---------------
              District of Columbia -- 3.8%
    1,000,000 District of Columbia,
              5.500%, 6/01/2014                                                           1,079,690
    3,000,000 Metropolitan Washington D.C. Airports Authority,
              5.125%, 10/01/2029, (FGIC insured)                                          3,118,530
                                                                                    ---------------
                                                                                          4,198,220
                                                                                    ---------------
              Florida -- 4.6%
    1,750,000 Coral Gables, FL, Health Facilities Authority, Multiple Obligors,
              5.000%, 8/15/2034                                                           1,872,657
    3,000,000 Highlands County, FL, Health Facilities Authority, Multiple Obligors,
              5.375%, 11/15/2035                                                          3,128,940
                                                                                    ---------------
                                                                                          5,001,597
                                                                                    ---------------
              Illinois -- 5.9%
    1,910,000 Illinois Educational Facility Authority Revenue,
              5.000%, 7/01/2033                                                           1,974,214
    1,200,000 Illinois State,
              5.400%, 12/01/2020, (MBIA insured)                                          1,307,232
    3,000,000 Metropolitan Pier & Exposition Authority, IL,
              5.250%, 6/15/2042, (MBIA insured)                                           3,172,740
                                                                                    ---------------
                                                                                          6,454,186
                                                                                    ---------------
              Indiana -- 1.9%
    2,000,000 Indianapolis, IN, Local Public Improvement Bond Bank,
              5.250%, 7/01/2033, (MBIA insured)                                           2,098,080
                                                                                    ---------------
              Louisiana -- 4.6%
    4,000,000 Desoto Parish, LA, Environmental Improvement,
              5.000%, 11/01/2018                                                          4,014,320
    1,000,000 Ernest N. Morial, New Orleans, LA, Exhibit Hall Authority,
              5.000%, 7/15/2033                                                           1,023,210
                                                                                    ---------------
                                                                                          5,037,530
                                                                                    ---------------
              Massachusetts -- 3.8%
    3,000,000 Massachusetts State,
              5.000%, 3/01/2019                                                           3,201,600
    1,045,000 Massachusetts State Health & Educational Facilities Authority,
              (Lahey Clinic Medical Center)
              4.500%, 8/15/2035, (FGIC insured)                                             992,301
                                                                                    ---------------
                                                                                          4,193,901
                                                                                    ---------------

  Principal
   Amount     Description                                                      Value (a)
----------------------------------------------------------------------------------------------
              Michigan -- 7.8%
$   1,000,000 Michigan State Comprehensive Transportation,
              5.250%, 5/15/2022                                             $     1,103,690
    2,850,000 Michigan State Hospital Finance Authority, Henry Ford
              Health System,
              5.500%, 3/01/2014                                                   3,096,810
    1,100,000 Michigan State Hospital Finance Authority, Oakwood
              Obligated Group,
              5.500%, 11/01/2014                                                  1,199,363
    1,000,000 Taylor Brownfield Redevelopment Authority, MI,
              5.000%, 5/01/2025, (MBIA insured)                                   1,055,230
    2,000,000 University of Michigan,
              5.250%, 12/01/2020                                                  2,119,640
                                                                            ---------------
                                                                                  8,574,733
                                                                            ---------------
              Minnesota -- 2.9%
    1,000,000 Chaska Minnesota Electric Revenue,
              5.250%, 10/01/2025                                                  1,073,120
    2,000,000 Minnesota State Municipal Power Agency,
              5.250%, 10/01/2024                                                  2,146,580
                                                                            ---------------
                                                                                  3,219,700
                                                                            ---------------
              Mississippi -- 5.0%
    2,000,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.700%, 4/01/2022                                                   2,424,380
    2,500,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.800%, 4/01/2022                                                   3,058,675
                                                                            ---------------
                                                                                  5,483,055
                                                                            ---------------
              New Jersey -- 2.9%
    1,000,000 New Jersey Economic Development Authority,
              5.500%, 6/15/2024                                                   1,048,850
    1,000,000 New Jersey Economic Development Authority,
              5.625%, 6/15/2018                                                   1,056,290
    1,000,000 New Jersey Health Care Facilities Financing Authority,
              Catholic Health East,
              5.375%, 11/15/2033                                                  1,050,210
                                                                            ---------------
                                                                                  3,155,350
                                                                            ---------------
              New York -- 16.8%
    3,000,000 New York State Dormitory Authority,
              5.500%, 5/15/2013                                                   3,308,850
    2,740,000 New York State Dormitory Authority,
              5.750%, 7/01/2013                                                   3,035,098
    1,000,000 New York State Dormitory Authority, Rockefeller University,
              5.000%, 7/01/2032                                                   1,043,480
    1,000,000 New York State Housing Finance Agency,
              5.250%, 9/15/2019                                                   1,082,850
    3,000,000 New York State Municipal Bond Bank Agency,
              5.250%, 6/01/2020                                                   3,210,300
    1,000,000 New York, NY,
              4.250%, 5/15/2019                                                     991,800
    1,020,000 New York, NY,
              6.000%, 1/15/2020                                                   1,153,141
    1,400,000 New York, NY, City Health & Hospital Corp.,
              5.000%, 2/15/2020                                                   1,469,048
    2,000,000 New York, NY, City Municipal Water Finance Authority,
              5.000%, 6/15/2025                                                   2,122,940
    1,000,000 New York, NY, City Municipal Water Finance Authority,
              5.125%, 6/15/2034                                                   1,050,450
                                                                            ---------------
                                                                                 18,467,957
                                                                            ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
   Amount     Description                                                     Value (a)
------------------------------------------------------------------------------------------
              North Carolina -- 1.3%
$   1,300,000 North Carolina Eastern Municipal Power Agency,
              5.500%, 1/01/2012                                            $     1,394,029
                                                                           ---------------
              Oregon -- 5.4%
    1,750,000 Multnomah County, OR, Hospital Facilities Authority,
              Providence Health System,
              5.250%, 10/01/2012                                                 1,912,312
    4,000,000 Western Generation Agency
              7.400%, 1/01/2016(c)                                               4,055,320
                                                                           ---------------
                                                                                 5,967,632
                                                                           ---------------
              Pennsylvania -- 4.0%
    4,000,000 Pennsylvania State Industrial Development Authority,
              5.500%, 7/01/2019, (AMBAC insured)                                 4,426,680
                                                                           ---------------
              Puerto Rico -- 3.0%
    1,000,000 Puerto Rico Commonwealth Infrastructure Financing Authority,
              5.500%, 10/01/2040                                                 1,090,780
    2,000,000 Puerto Rico Public Finance Corp.,
              5.750%, 8/01/2027(d)                                               2,185,520
                                                                           ---------------
                                                                                 3,276,300
                                                                           ---------------
              South Carolina -- 3.7%
    3,000,000 Greenville County, SC, School District,
              5.500%, 12/01/2028                                                 3,235,890
      800,000 Newberry Investing in Childrens Education, (Newberry County
              School District),
              5.250%, 12/01/2022                                                   828,616
                                                                           ---------------
                                                                                 4,064,506
                                                                           ---------------
              South Dakota -- 1.2%
    1,250,000 South Dakota Health & Educational Facilities Authority,
              Sioux Valley Hospital,
              5.250%, 11/01/2027                                                 1,309,663
                                                                           ---------------
              Tennessee -- 2.2%
    1,500,000 Tennessee Housing Development Agency,
              5.200%, 7/01/2023                                                  1,564,380
      810,000 Tennessee Housing Development Agency, Homeownership
              Program,
              5.150%, 7/01/2022                                                    836,147
                                                                           ---------------
                                                                                 2,400,527
                                                                           ---------------
              Texas -- 5.8%
    2,000,000 Dallas-Fort Worth, TX, International Airport,
              5.500%, 11/01/2033, (MBIA insured)                                 2,132,660
    1,000,000 Katy, TX, Independent School District,
              5.125%, 2/15/2020                                                  1,062,580
    3,000,000 Lewisville, TX, Independent School District,
              5.250%, 8/15/2027                                                  3,164,040
                                                                           ---------------
                                                                                 6,359,280
                                                                           ---------------
              Washington -- 2.0%
    2,000,000 Energy Northwest, WA, Electric, Project No. 1,
              5.500%, 7/01/2014                                                  2,234,920
                                                                           ---------------
              Total Tax Exempt Obligations (Identified Cost $103,666,989)      107,870,506
                                                                           ---------------

  Principal
   Amount     Description                                                             Value (a)
---------------------------------------------------------------------------------------------------
Short-Term Investment -- 1.7%
$   1,936,077 Repurchase Agreement with Investors Bank & Trust Co. dated
              9/30/2005 at 2.75% to be repurchased at $1,936,520 on
              10/03/2005, collateralized by $930,455 Federal National
              Mortgage Association Bond, with rates of 4.18% -- 4.437%, with maturities from 2/1/2034 -- 5/25/2034 valued at $933,298,
              and $1,020,278 Small Business Administration Bond, with rates of
              6.30% -- 6.375%, with maturities from 7/25/2028 --
              9/25/2028 valued at $1,099,583                                       $     1,936,077
                                                                                   ---------------
              Total Short-Term Investment (Cost $1,936,077)                              1,936,077
                                                                                   ---------------
              Total Investments -- 99.9%
              (Identified Cost $105,603,066)(b)                                        109,806,583
              Other assets less liabilities -- 0.1%                                         58,187
                                                                                   ---------------
              Total Net Assets -- 100.0%                                           $   109,864,770
                                                                                   ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2005, the net unrealized appreciation on
              investments based on cost of $105,722,453 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                      $     4,489,726
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (405,596)
                                                                                   ---------------
              Net unrealized appreciation                                          $     4,084,130
                                                                                   ===============
          (c) Illiquid security. At September 30, 2005, the value of this security amounted to $4,055,320 or 3.7% of net assets.
          (d) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
        AMBAC American Municipal Bond Assurance Corporation
         FGIC Financial Guarantee Insurance Company
         MBIA Municipal Bond Investors Assurance Corporation

                See accompanying notes to financial statements.

Investments as of September 30, 2005


Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

          Hospital -- Obligated Group                           17.5%
          Corporate Backed/Industrial Revenue/Pollution Control 13.6
          College & University                                   8.5
          State General Obligation                               8.0
          Special Tax                                            6.7
          Electric                                               6.2
          Airport                                                4.8
          Water & Sewerage                                       4.8
          City and Town                                          3.9
          School District                                        3.9
          Lease                                                  3.7
          Resource Recovery                                      3.7
          Bond Bank/Pooled Loan Program                          2.9
          Non-Profit                                             2.6
          Senior Living                                          2.2
          Housing -- Single Family                               2.2
          Other, less than 2% each                               3.0

                See accompanying notes to financial statements.

        LOOMIS SAYLES STRATEGIC INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
  Amount +       Description                                            Value (a)
------------------------------------------------------------------------------------
Bonds and Notes -- 87.8% of Total Net Assets
                 Convertible Bonds -- 5.6%
                 Canada -- 0.6%
$   6,525,000    Nortel Networks Corp., Guaranteed Senior Note
                 4.250%, 9/01/2008                                   $     6,141,656
    5,300,000    Province of Saskatchewan
                 6.000%, 6/01/2006, (CAD)                                  4,642,344
                                                                     ---------------
                                                                          10,784,000
                                                                     ---------------
                 Ireland -- 0.1%
    2,045,000    Elan Capital Corp., Ltd.
                 6.500%, 11/10/2008                                        2,773,633
                                                                     ---------------
                 United Kingdom -- 0.3%
    3,270,000    Colt Telecom Group PLC
                 2.000%, 4/03/2007, (EUR)                                  4,835,168
                                                                     ---------------
                 United States -- 4.6%
    5,469,000    Amkor Technology, Inc.
                 5.000%, 3/15/2007                                         4,819,556
    3,035,000    AMR Corp., Senior Note
                 4.500%, 2/15/2024                                         2,097,944
      200,000    Builders Transport, Inc., Subordinated Note
                 6.500%, 5/01/2011(c) (d) (e) (f) (g)                             20
    1,000,000    Builders Transport, Inc., Subordinated Note
                 8.000%, 8/15/2005(c) (d) (e) (f) (g)                            100
    7,270,000    Chiron Corp.
                 1.625%, 8/01/2033                                         7,106,425
    3,120,000    Continental Airlines, Inc.
                 5.000%, 6/15/2023                                         2,141,100
      176,000    Dixie Group, Inc., Subordinated Note
                 7.000%, 5/15/2012                                           166,540
    9,018,000    Enzon, Inc.
                 4.500%, 7/01/2008                                         8,183,835
    3,901,000    EPIX Pharmaceuticals, Inc., Senior Note
                 3.000%, 6/15/2024                                         2,974,512
    4,865,000    Inhale Therapeutic Systems, Inc., Subordinated Note
                 3.500%, 10/17/2007                                        4,761,619
      500,000    IVAX Corp., Senior Note
                 1.500%, 3/01/2024(h)                                        564,375
    2,360,000    IVAX Corp., Senior Note
                 4.500%, 5/15/2008                                         2,357,050
    5,810,000    Kulicke & Soffa Industries, Inc., Subordinated Note
                 0.500%, 11/30/2008                                        4,292,137
      100,000    Kulicke & Soffa Industries, Inc., Subordinated Note
                 1.000%, 6/30/2010                                            75,875
    7,330,000    Level 3 Communications, Inc.
                 6.000%, 9/15/2009                                         3,839,087
      275,000    Level 3 Communications, Inc.
                 6.000%, 3/15/2010                                           141,281
    2,335,000    Liberty Media Corp.
                 3.500%, 1/15/2031                                         2,314,569
    2,822,000    Maxtor Corp., Subordinated Note
                 5.750%, 3/01/2012(g)                                      2,539,800
    1,180,000    Nektar Therapeutics, Subordinated Note, 144A
                 3.250%, 9/28/2012                                         1,241,950
      625,000    Nextel Communications, Inc., Senior Note
                 5.250%, 1/15/2010                                           629,687
      500,000    Preston Corp., Subordinated Note
                 7.000%, 5/01/2011                                           466,250
   10,385,000    Regeneron Pharmaceuticals, Inc., Subordinated Note
                 5.500%, 10/17/2008                                        9,839,787

  Principal
  Amount +    Description                                                          Value (a)
-----------------------------------------------------------------------------------------------
              United States -- continued
$     311,000 Richardson Electronics, Ltd., 144A
              7.750%, 12/15/2011                                                $       287,675
      600,000 SCI Systems, Inc. Subordinated Note
              3.000%, 3/15/2007                                                         577,500
   12,316,000 Valeant Pharmaceuticals International, Subordinated Note
              3.000%, 8/16/2010                                                      11,192,165
    8,885,000 Valeant Pharmaceuticals International, Subordinated Note
              4.000%, 11/15/2013                                                      8,052,031
    5,225,000 Vertex Pharmaceuticals, Inc., 144A
              5.750%, 2/15/2011                                                       8,216,312
                                                                                ---------------
                                                                                     88,879,182
                                                                                ---------------
              Total Convertible Bonds (Identified Cost $101,836,543)                107,271,983
                                                                                ---------------
              Non-Convertible Bonds -- 82.2%
              Argentina -- 0.8%
    2,405,000 Pecom Energia SA, 144A
              8.125%, 7/15/2010                                                       2,573,350
   34,415,000 Republic of Argentina
              2.000%, 9/30/2014, (ARS)(i)                                            12,204,236
    1,294,608 Republic of Argentina
              8.280%, 12/31/2033(k)                                                   1,335,388
                                                                                ---------------
                                                                                     16,112,974
                                                                                ---------------
              Brazil -- 1.2%
   11,297,000 Republic of Brazil
              8.250%, 1/20/2034                                                      11,353,485
    6,000,000 Republic of Brazil
              8.875%, 4/15/2024                                                       6,402,000
    5,026,000 Republic of Brazil
              10.125%, 5/15/2027                                                      6,021,148
                                                                                ---------------
                                                                                     23,776,633
                                                                                ---------------
              Canada -- 15.0%
    6,105,000 Abitibi-Consolidated, Inc.
              7.500%, 4/01/2028                                                       5,158,725
    1,295,000 Bombardier, Inc.
              7.350%, 12/22/2026, (CAD)                                                 921,305
    6,450,000 Bombardier, Inc., 144A
              7.450%, 5/01/2034                                                       5,450,250
    9,005,000 Calpine Canada Energy Finance ULC
              8.500%, 5/01/2008(h)                                                    5,380,487
    2,800,000 Calpine Canada Energy Finance ULC
              8.750%, 10/15/2007, (CAD)                                               1,493,333
   27,540,000 Canadian Government
              4.250%, 9/01/2008, (CAD)                                               24,225,250
  111,010,000 Canadian Government
              4.500%, 9/01/2007, (CAD)                                               97,545,561
   24,200,000 Canadian Government
              6.000%, 6/01/2008, (CAD)                                               22,180,731
      335,000 General Motors Acceptance Corp. of Canada, Ltd., Series E., (MTN)
              6.625%, 12/17/2010, (GBP)                                                 532,911
      825,000 General Motors Nova Scotia Finance Co.
              8.875%, 7/10/2023, (GBP)                                                1,105,717
      945,000 GMAC Canada Ltd.
              7.750%, 9/26/2008, (NZD)                                                  588,532
    3,750,000 Nortel Networks Corp.
              6.875%, 9/01/2023                                                       3,487,500
    8,435,000 North American Energy Partners, Inc., Senior Note
              8.750%, 12/01/2011                                                      8,013,250

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              Canada -- continued
$   5,990,000 Province of British Columbia
              5.250%, 12/01/2006, (CAD)                                 $     5,265,584
   29,235,000 Province of British Columbia
              6.000%, 6/09/2008, (CAD)                                       26,770,207
   13,000,000 Province of Manitoba
              4.450%, 12/01/2008, (CAD)                                      11,495,131
    6,685,000 Province of Manitoba
              5.750%, 6/02/2008, (CAD)                                        6,081,941
    1,525,000 Province of Ontario
              3.500%, 9/08/2006, (CAD)                                        1,314,268
   33,780,000 Province of Ontario
              5.700%, 12/01/2008, (CAD)                                      30,903,833
    6,240,000 Province of Ontario
              5.900%, 3/08/2006, (CAD)                                        5,433,175
   18,470,000 Province of Saskatchewan
              5.500%, 6/02/2008, (CAD)                                       16,701,011
    8,500,000 Rogers Wireless Communications, Inc., Senior Note
              7.625%, 12/15/2011, (CAD)                                       7,768,817
    2,525,000 Rogers Wireless Communications, Inc., Senior Secured Note
              6.375%, 3/01/2014                                               2,537,625
                                                                        ---------------
                                                                            290,355,144
                                                                        ---------------
              Cayman Islands -- 0.3%
    1,000,000 Enersis SA, Cayman Island
              7.400%, 12/01/2016                                              1,065,759
    3,905,000 Vale Overseas, Ltd.
              8.250%, 1/17/2034                                               4,402,887
                                                                        ---------------
                                                                              5,468,646
                                                                        ---------------
              Chile -- 0.6%
    4,875,000 Empresa Nacional de Electricidad SA, Chile
              7.875%, 2/01/2027                                               5,247,387
      250,000 Empresa Nacional de Electricidad SA, Chile
              8.350%, 8/01/2013                                                 284,578
    1,700,000 Empresa Nacional de Electricidad SA, Chile
              8.625%, 8/01/2015                                               1,984,889
    4,525,000 Enersis SA, Chile
              7.375%, 1/15/2014                                               4,781,273
                                                                        ---------------
                                                                             12,298,127
                                                                        ---------------
              Ireland -- 0.6%
   12,230,000 Elan Finance Corp., Senior Note, 144A
              7.750%, 11/15/2011                                             10,762,400
                                                                        ---------------
              Mexico -- 3.8%
  141,400,000 United Mexican States
              8.000%, 12/07/2023, (MXN)                                      12,167,412
  473,800,000 United Mexican States
              9.000%, 12/20/2012, (MXN)                                      45,143,734
  160,000,000 United Mexican States
              10.000%, 12/05/2024, (MXN)                                     16,501,592
                                                                        ---------------
                                                                             73,812,738
                                                                        ---------------
              Netherlands -- 0.0%
      337,000 GMAC International Finance BV
              8.000%, 3/14/2007, (NZD)                                          228,477
                                                                        ---------------

  Principal
  Amount +    Description                                          Value (a)
-------------------------------------------------------------------------------
              Norway -- 0.3%
$  10,000,000 Kingdom of Norway
              5.500%, 5/15/2009, (NOK)                          $     1,649,558
   22,740,000 Kingdom of Norway
              6.750%, 1/15/2007, (NOK)                                3,650,534
                                                                ---------------
                                                                      5,300,092
                                                                ---------------
              Philippines -- 0.3%
    3,700,000 Philippine Long Distance Telephone Co., (MTN)
              8.350%, 3/06/2017                                       3,824,875
    1,851,938 Quezon Power, Ltd., Senior Secured Note,
              8.860%, 6/15/2017                                       1,805,639
                                                                ---------------
                                                                      5,630,514
                                                                ---------------
              Republic of Korea -- 0.6%
    5,470,000 Hanarotelecom, Inc., 144A
              7.000%, 2/01/2012                                       5,398,666
    5,000,000 Hynix Semiconductor, Inc., 144A
              9.875%, 7/01/2012                                       5,550,000
      300,000 Samsung Electronics Co., Ltd., 144A
              7.700%, 10/01/2027                                        333,555
                                                                ---------------
                                                                     11,282,221
                                                                ---------------
              Singapore -- 0.1%
    1,050,000 SP PowerAssets, Ltd., Series E, (MTN)
              3.730%, 10/22/2010, (SGD)                                 645,943
                                                                ---------------
              South Africa -- 0.1%
   11,405,000 Republic of South Africa
              12.500%, 12/21/2006, (ZAR)                              1,883,214
                                                                ---------------
              Supranational -- 2.2%
   15,543,570 European Investment Bank, 144A
              Zero Coupon, 9/12/2008, (BRL)                           4,575,624
   24,450,000 Inter-American Development Bank, Series E, (MTN)
              6.000%, 12/15/2017, (NZD)                              16,700,576
   80,000,000 Inter-American Development Bank, Series E, (MTN),
              Zero Coupon, 5/11/2009, (BRL)                          21,117,389
                                                                ---------------
                                                                     42,393,589
                                                                ---------------
              Sweden -- 1.5%
  207,265,000 Kingdom of Sweden
              6.500%, 5/05/2008, (SEK)                               29,478,248
                                                                ---------------
              United Kingdom -- 0.4%
    4,570,000 NTL Cable PLC
              9.750%, 4/15/2014, (GBP)                                8,122,862
                                                                ---------------
              United States -- 52.7%
    5,565,000 AES Corp. (The)
              8.375%, 3/01/2011, (GBP)                               10,112,306
    4,020,000 AES Corp. (The), Senior Note
              7.750%, 3/01/2014                                       4,261,200
    1,975,000 AES Corp. (The), Senior Subordinated Note
              8.875%, 11/01/2027                                      2,152,749
    9,525,000 AK Steel Corp., Guaranteed Senior Note
              7.750%, 6/15/2012                                       8,786,812
    9,520,000 Albertson's, Inc., Senior Note
              7.450%, 8/01/2029                                       8,211,981
      775,000 Albertson's, Inc., Senior Note
              8.000%, 5/01/2031                                         705,720
    1,240,000 Albertson's, Inc., Series C, (MTN)
              6.625%, 6/01/2028                                         990,090

                See accompanying notes to financial statements.

Investments as of September 30, 2005

   Principal
   Amount +     Description                                         Value (a)
--------------------------------------------------------------------------------
                United States -- continued
$     1,750,000 Altria Group, Inc.
                7.000%, 11/04/2013                               $     1,915,485
      1,442,789 American Airlines, Inc., Series 93A6
                8.040%, 9/16/2011                                      1,278,470
        750,000 American Airlines, Inc., Series 1999-1, Class A2
                7.024%, 10/15/2009                                       759,865
        825,000 American Airlines, Inc., Series 1999-1, Class B
                7.324%, 10/15/2009                                       722,830
        700,000 American Airlines, Inc., Series 2001-2, Class B
                8.608%, 4/01/2011                                        655,142
      9,853,000 American President Cos., Ltd., Senior Note
                8.000%, 1/15/2024                                     10,111,641
      6,450,000 Amkor Technology, Inc., Senior Note
                7.125%, 3/15/2011                                      5,563,125
        475,000 Amkor Technology, Inc., Senior Note
                7.750%, 5/15/2013                                        406,125
        925,000 Amkor Technology, Inc., Senior Subordinated Note
                10.500%, 5/01/2009(h)                                    786,250
      8,000,000 ASIF Global Financing, 144A
                2.380%, 2/26/2009, (SGD)                               4,682,243
     10,155,000 Astoria Depositor Corp., 144A
                8.144%, 5/01/2021                                     10,090,516
      7,786,254 Atlas Air, Inc., Series 1998-1, Class 1A
                7.380%, 1/02/2018                                      7,752,461
     16,288,877 Atlas Air, Inc., Series 1998-1, Class 1B
                7.680%, 1/02/2014(c)                                  13,748,626
      3,709,380 Atlas Air, Inc., Series 1999-1, Class A1
                7.200%, 1/02/2019                                      3,686,385
        440,293 Atlas Air, Inc., Series 1999-1, Class A2
                6.880%, 7/02/2009                                        423,468
      8,319,594 Atlas Air, Inc., Series 1999-1, Class B
                7.630%, 1/02/2015(c)                                   6,918,750
        784,915 Atlas Air, Inc., Series 2000-1, Class A
                8.707%, 1/02/2019                                        812,976
      5,323,737 Atlas Air, Inc., Series 2000-1, Class B
                9.057%, 1/02/2014(c)                                   4,915,619
    975,000,000 Barclays Bank PLC, 144A
                4.160%, 2/22/2010, (THB)                              22,352,905
 17,310,000,000 Barclays Financial LLC, 144A
                4.060%, 9/16/2010, (KRW)                              16,232,250
    529,000,000 Barclays Financial LLC, 144A
                4.100%, 3/22/2010, (THB)                              12,085,353
 21,340,000,000 Barclays Financial LLC, 144A
                4.460%, 9/23/2010, (KRW)                              20,355,925
        800,000 Bausch & Lomb, Inc.
                7.125%, 8/01/2028                                        861,949
     16,381,000 Borden, Inc.
                7.875%, 2/15/2023                                     13,104,800
      3,079,000 Borden, Inc.
                8.375%, 4/15/2016                                      2,863,470
      4,557,000 Borden, Inc.
                9.200%, 3/15/2021                                      4,146,870
        500,000 Bowater, Inc.
                6.500%, 6/15/2013                                        466,250
      8,470,000 Calpine Corp., Senior Note
                7.750%, 4/15/2009                                      4,404,400
        900,000 Calpine Corp., Senior Note
                7.875%, 4/01/2008(h)                                     531,000
      7,410,000 Calpine Corp., Senior Note
                8.500%, 2/15/2011(h)                                   3,927,300

  Principal
  Amount +    Description                                            Value (a)
------------------------------------------------------------------------------------
              United States -- continued
$   3,560,000 Calpine Corp., Senior Note
              8.625%, 8/15/2010(h)                                $     1,869,000
      355,000 Chesapeake Energy Corp. 144A
              6.500%, 8/15/2017                                           361,212
      425,000 Cincinnati Bell, Inc.
              8.375%, 1/15/2014                                           418,625
    2,500,000 CIT Group, Inc., Series E, Senior Note, (MTN)
              5.500%, 12/01/2014, (GBP)                                 4,514,301
   18,650,000 Citibank NA, 144A
              15.000%, 7/02/2010, (BRL)                                 8,755,022
      925,000 Coastal Corp.
              7.750%, 6/15/2010                                           943,500
    5,320,000 Columbia/HCA, Inc.
              7.050%, 12/01/2027                                        5,024,804
      500,000 Columbia/HCA, Inc.
              7.500%, 12/15/2023                                          496,539
      500,000 Columbia/HCA, Inc. (MTN)
              7.580%, 9/15/2025                                           495,456
    1,204,453 Continental Airlines, Inc., Series 1997-4, Class 4A
              6.900%, 1/02/2018                                         1,177,218
    4,111,029 Continental Airlines, Inc., Series 1997-4, Class 4B
              6.900%, 1/02/2017                                         3,516,385
    1,544,726 Continental Airlines, Inc., Series 1998-1, Class 1B
              6.748%, 3/15/2017                                         1,336,188
    1,646,119 Continental Airlines, Inc., Series 1999-1, Class A
              6.545%, 2/02/2019                                         1,614,052
    7,670,702 Continental Airlines, Inc., Series 1999-1, Class B
              6.795%, 8/02/2018                                         6,637,699
    3,471,945 Continental Airlines, Inc., Series 1999-1, Class C
              6.954%, 8/02/2009                                         3,042,420
    2,003,332 Continental Airlines, Inc., Series 1999-2, Class B
              7.566%, 3/15/2020                                         1,742,265
      556,537 Continental Airlines, Inc., Series 2001-1, Class A1
              6.703%, 6/15/2021                                           528,750
      950,546 Continental Airlines, Inc., Series 2001-1, Class B
              7.373%, 12/15/2015                                          830,452
    6,589,682 Continental Airlines, Inc., Series 2002-2, Class B
              8.307%, 4/02/2018                                         5,819,683
    6,225,000 Corning, Inc.
              5.900%, 3/15/2014                                         6,315,605
    6,220,000 Corning, Inc.
              6.200%, 3/15/2016                                         6,397,880
      650,000 Corning, Inc.
              6.750%, 9/15/2013                                           696,178
    1,000,000 Corning, Inc.
              6.850%, 3/01/2029                                         1,009,241
      400,000 CSC Holdings, Inc., Senior Note
              7.875%, 2/15/2018                                           382,000
      250,000 CSC Holdings, Inc., Series B, Senior Note
              8.125%, 7/15/2009                                           251,875
      250,000 CSC Holdings, Inc., Series B, Senior Note
              8.125%, 8/15/2009                                           251,875
    2,145,000 Cummins, Inc.
              7.125%, 3/01/2028                                         2,177,175
      310,000 Dana Corp.
              5.850%, 1/15/2015                                           243,158
      460,000 Dana Corp.
              7.000%, 3/15/2028                                           349,922
    1,610,000 Dana Corp.
              7.000%, 3/01/2029                                         1,226,044

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                         Value (a)
---------------------------------------------------------------------------------
              United States -- continued
$     200,000 Delphi Automotive Systems Corp.
              6.550%, 6/15/2006(l)                             $       147,000
   11,700,000 Delphi Automotive Systems Corp.
              7.125%, 5/01/2029(l)                                   7,488,000
      425,000 Dillard's, Inc.
              7.875%, 1/01/2023                                        420,750
    7,285,000 Dillard's, Inc.
              6.625%, 1/15/2018                                      6,775,050
    1,350,000 Dillard's, Inc.
              7.000%, 12/01/2028                                     1,242,000
    1,600,000 Dillard's, Inc.
              7.130%, 8/01/2018                                      1,520,000
    1,500,000 Dillard's, Inc.
              7.750%, 7/15/2026                                      1,455,000
      900,000 Dynegy Holdings, Inc.
              7.125%, 5/15/2018                                        832,500
    3,705,000 Edison Mission Energy Corp., Senior Note
              7.730%, 6/15/2009                                      3,908,775
      260,000 El Paso CGP, Co.
              6.375%, 2/01/2009                                        253,500
   14,215,000 El Paso CGP, Co.
              6.950%, 6/01/2028                                     12,793,500
    1,965,000 EL Paso Corp.
              7.000%, 5/15/2011                                      1,960,088
      750,000 EL Paso Corp., Senior Note, (MTN)
              7.800%, 8/01/2031                                        751,875
    1,600,000 El Paso Energy Corp.
              6.750%, 5/15/2009                                      1,584,000
    1,000,000 EL Paso Energy Corp., (MTN)
              7.750%, 1/15/2032(i)                                   1,007,500
    4,000,000 FHLMC
              3.220%, 6/20/2007, (SGD)                               2,395,624
   29,200,000 FNMA
              2.290%, 2/19/2009, (SGD)                              17,108,411
    6,500,000 FNMA
              2.375%, 2/15/2007                                      6,328,335
    9,000,000 FNMA,
              Zero Coupon, 10/29/2007, (NZD)                         5,415,945
    1,000,000 Foot Locker, Inc.
              8.500%, 1/15/2022                                      1,087,500
      150,000 Ford Motor Co.
              6.625%, 10/01/2028                                       108,375
    2,110,000 Friendly Ice Cream Corp., Guaranteed Senior Note
              8.375%, 6/15/2012                                      1,993,950
   50,275,000 General Electric Capital Corp.
              6.500%, 9/28/2015, (NZD)                              34,067,679
   30,350,000 General Electric Capital Corp.
              6.625%, 2/04/2010, (NZD)                              20,873,607
      500,000 General Electric Capital Corp., Series E, (MTN)
              1.725%, 6/27/2008, (SGD)                                 288,850
    3,100,000 General Electric Capital Corp., Series E, (MTN)
              6.125%, 5/17/2012, (GBP)                               5,890,703
    6,625,000 General Motors Acceptance Corp.
              4.5588%, 7/16/2007(i)                                  6,442,309
    8,000,000 General Motors Acceptance Corp.
              4.670%, 3/20/2007(i)                                   7,832,112
    3,401,000 General Motors Acceptance Corp., Series E, (MTN)
              7.500%, 12/01/2006, (NZD)                              2,249,849

  Principal
  Amount +    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              United States -- continued
$   1,350,000 Georgia-Pacific Corp.
              7.250%, 6/01/2028                                         $     1,388,813
    3,200,000 Georgia-Pacific Corp.
              7.375%, 12/01/2025                                              3,328,000
    3,775,000 Georgia-Pacific Corp.
              7.750%, 11/15/2029                                              4,048,688
      885,000 Goodyear Tire & Rubber
              7.000%, 3/15/2028                                                 716,850
    1,845,000 Goodyear Tire & Rubber, 144A
              9.000%, 7/01/2015                                               1,817,325
    2,590,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note
              7.750%, 12/15/2013                                              2,376,325
      840,000 Hawaiian Telcom Communications, Inc., Senior Subordinated
              Note, 144A
              12.500%, 5/01/2015                                                848,400
    1,000,000 HCA, Inc., Senior Note
              5.750%, 3/15/2014                                                 953,172
      270,000 Hercules, Inc., Subordinated Note
              6.500%, 6/30/2029                                                 211,275
    1,780,000 Hertz Corp., Senior Note
              6.350%, 6/15/2010                                               1,683,218
      695,000 Hertz Corp., Senior Note
              6.900%, 8/15/2014                                                 643,715
   16,050,000 HSBC Bank USA, 144A
              3.310%, 8/25/2010                                              16,255,440
    2,515,000 IMC Global, Inc.
              7.300%, 1/15/2028                                               2,584,163
    1,880,000 IMC Global, Inc.
              7.375%, 8/01/2018                                               1,929,350
      640,000 JC Penney Co., Inc.
              7.125%, 11/15/2023                                                704,000
   92,000,000 JPMorgan Chase Bank NA, 144A,
              Zero Coupon, 5/17/2010, (BRL)                                  22,114,404
    1,500,000 K Hovnanian Enterprises, Inc., Senior Note
              6.375%, 12/15/2014                                              1,426,502
      500,000 K Hovnanian Enterprises, Inc., Senior Note, 144A
              6.250%, 1/15/2016                                                 465,574
   12,035,000 Lucent Technologies, Inc.
              6.450%, 3/15/2029                                              10,530,625
    1,250,000 McDonald's Corp., Series E, (MTN)
              3.6275%, 10/10/2010, (SGD)                                        760,520
    1,131,000 Missouri Pacific Railroad Co.
              5.000%, 1/01/2045                                                 843,241
    1,000,000 Morgan Stanley
              5.375%, 11/14/2013, (GBP)                                       1,805,853
    1,000,000 Navistar International
              6.250%, 3/01/2012                                                 950,000
    2,145,000 NGC Corp.
              7.625%, 10/15/2026                                              1,984,125
    7,670,000 NGC Corp. Capital Trust, Series B
              8.316%, 6/01/2027                                               6,883,825
    3,175,000 Northern Telecom Capital Corp.
              7.875%, 6/15/2026                                               3,111,500
      250,235 Northwest Airlines Corp.
              7.950%, 3/01/2015(d)                                              190,581
    6,145,000 Owens-Illinois, Inc., Senior Note
              7.800%, 5/15/2018                                               6,175,725
    3,000,000 Pemex Project Funding Master Trust, 144A
              8.625%, 12/01/2023                                              3,652,500

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +       Description                                                     Value (a)
---------------------------------------------------------------------------------------------
                 United States -- continued
$   4,350,000    Pemex Project Funding Master Trust, 144A
                 9.500%, 9/15/2027                                            $     5,713,725
    2,000,000    Pharma Services Intermediate Holdings Corp., Senior Note,
                 Convertible,
                 0.00% (step to 11.50% on 4/01/2009), 4/01/2014(j)                  1,480,000
    1,920,000    Pioneer Natural Resource
                 5.875%, 7/15/2016                                                  1,889,002
      800,000    Qwest Capital Funding, Inc.
                 6.500%, 11/15/2018                                                   664,000
   33,450,000    Qwest Capital Funding, Inc.
                 6.875%, 7/15/2028                                                 27,512,625
      950,000    Qwest Capital Funding, Inc.
                 7.250%, 2/15/2011                                                    904,875
    1,700,000    Qwest Capital Funding, Inc.
                 7.750%, 2/15/2031                                                  1,466,250
    2,025,000    Qwest Capital Funding, Inc., Guaranteed Note
                 7.000%, 8/03/2009                                                  1,979,438
    2,420,000    Qwest Capital Funding, Inc., Guaranteed Note
                 7.625%, 8/03/2021                                                  2,117,500
    1,350,000    Qwest Corp.
                 7.250%, 9/15/2025                                                  1,258,875
    6,100,000    SLM Corp.
                 6.500%, 6/15/2010, (NZD)                                           4,178,682
    2,595,000    Sungard Data Systems, Inc., 144A
                 10.250%, 8/15/2015                                                 2,627,438
    1,810,000    Sungard Data Systems, Inc., Senior Note, 144A
                 9.125%, 8/15/2013                                                  1,875,613
    6,405,000    Telcordia Technologies, Inc., Senior Subordinated Note, 144A
                 10.000%, 3/15/2013                                                 6,052,725
      496,687    Tiverton Power Associates, LP, 144A
                 9.000%, 7/15/2018                                                    342,714
    3,680,000    Toys R US, Inc.
                 7.375%, 10/15/2018                                                 2,944,000
      315,000    TXU Corp.
                 5.550%, 11/15/2014                                                   299,038
    2,225,000    TXU Corp.
                 6.550%, 11/15/2034                                                 2,065,027
    5,000,000    U.S. Treasury Note
                 1.625%, 2/28/2006                                                  4,954,885
   95,775,000    U.S. Treasury Note
                 2.500%, 5/31/2006                                                 94,820,985
   49,730,000    U.S. Treasury Note
                 2.625%, 5/15/2008                                                 47,822,407
   29,225,000    U.S. Treasury Note
                 2.750%, 6/30/2006                                                 28,948,736
   50,270,000    U.S. Treasury Note
                 3.000%, 2/15/2008                                                 48,940,610
  100,000,000    U.S. Treasury Note
                 3.625%, 4/30/2007                                                 99,156,200
   25,000,000    U.S. Treasury Note
                 3.625%, 6/30/2007                                                 24,761,725
   38,000,000    U.S. Treasury Note
                 4.375%, 5/15/2007                                                 38,126,160
    1,020,000    United Rentals North America, Inc., Senior Subordinated Note
                 7.000%, 2/15/2014                                                    946,050
    2,500,000    Wal-Mart Stores, Inc.
                 4.750%, 1/29/2013, (GBP)                                           4,430,074
      600,000    Williams Cos., Inc.
                 7.875%, 9/01/2021                                                    660,000

  Principal
  Amount +    Description                                                     Value (a)
------------------------------------------------------------------------------------------
              United States -- continued
$     965,000 Williams Cos., Inc., Senior Note
              7.750%, 6/15/2031                                            $     1,044,613
    8,600,000 Williams Cos., Inc., Series A
              7.500%, 1/15/2031                                                  9,137,500
   15,550,000 Xerox Capital Trust I, Guaranteed Note
              8.000%, 2/01/2027                                                 16,133,125
    1,730,000 Xerox Corp., (MTN)
              7.200%, 4/01/2016                                                  1,885,700
                                                                           ---------------
                                                                             1,021,954,624
                                                                           ---------------
              Uruguay -- 0.2%
    1,600,000 Republic of Uruguay
              7.500%, 3/15/2015                                                  1,640,000
    2,877,483 Republic of Uruguay
              7.875%, 1/15/2033(k)                                               2,823,530
                                                                           ---------------
                                                                                 4,463,530
                                                                           ---------------
              Venezuela -- 1.5%
   16,535,000 Cerro Negro Finance, Ltd., 144A
              7.900%, 12/01/2020                                                15,749,588
   13,790,000 Petrozuata Finance, Inc., Series B, 144A
              8.220%, 4/01/2017                                                 13,169,450
                                                                           ---------------
                                                                                28,919,038
                                                                           ---------------
              Total Non-Convertible Bonds (Identified Cost $1,539,895,373)   1,592,889,014
                                                                           ---------------
              Total Bonds and Notes (Identified Cost $1,641,731,916)         1,700,160,997
                                                                           ---------------
   Shares
------------------------------------------------------------------------------------------
Common Stocks -- 4.4%
              Brazil -- 0.3%
      117,000 Cia Vale do Rio Doce, ADR                                          5,131,620
                                                                           ---------------
              United States -- 4.1%
    1,371,000 Associated Estates Realty Corp. (REIT)                            13,435,800
      137,000 Camden Property Trust (REIT)                                       7,637,750
       53,260 Chesapeake Energy Corp.                                            2,037,195
       36,565 CIM High Yield Securities Fund                                       153,573
       41,343 Corning, Inc.                                                        799,160
      182,500 Developers Diversified Realty Corp. (REIT)                         8,522,750
      282,500 Duke Energy Corp.                                                  8,240,525
      460,000 Equity Residential Properties Trust (REIT)                        17,411,000
    1,063,850 High Income Opportunity Fund, Inc.                                 6,691,617
      632,475 Managed High Income Portfolio, Inc.                                3,946,644
      110,211 Morgan Stanley Emerging Markets Debt Fund, Inc.(h)                 1,142,888
      117,700 Simon Property Group, Inc. (REIT)                                  8,723,924
                                                                           ---------------
                                                                                78,742,826
                                                                           ---------------
              Total Common Stocks (Identified Cost $66,439,343)                 83,874,446
                                                                           ---------------
Preferred Stocks -- 2.8%
              Philippines -- 0.4%
      156,314 Philippine Long Distance Telephone Co., Sponsored GDR,
              Convertible,
              $3.50, 12/31/2049                                                  8,206,485
                                                                           ---------------
              United States -- 2.4%
      121,150 AES Trust III, Convertible,
              6.75%, 10/15/2029                                                  5,875,775
       36,725 CMS Energy Trust I, Convertible,
              7.75%, 7/15/2027                                                   1,836,250

                See accompanying notes to financial statements.

Investments as of September 30, 2005

   Shares     Description                                                        Value (a)
----------------------------------------------------------------------------------------------
Preferred Stocks -- continued
              United States -- continued
       51,500 Cummins Capital Trust I, Convertible,
              7.00%, 6/15/2031                                                $     4,802,375
        1,100 Delphi Trust I,
              8.25%, 10/15/2033                                                        10,285
       41,300 Felcor Lodging Trust, Inc. (REIT), Convertible,
              8.08%, 12/13/2049                                                     1,011,850
       24,550 Host Marriott Finance Trust (REIT), Convertible,
              6.75%, 12/2/2026                                                      1,350,250
       13,100 Lucent Technologies Capital Trust I, Convertible,
              7.75%, 3/15/2017                                                     13,214,625
       15,000 Newell Financial Trust I, Convertible,
              5.25%, 12/1/2027                                                        658,125
      312,900 Owens-Illinois, Inc., Convertible,
              4.75%, 12/31/2049                                                    11,303,513
          800 Pacific Gas & Electric Co., Series G,
              4.80%                                                                    17,200
      267,925 Travelers Property Casualty, Convertible,
              4.50%, 4/15/2032                                                      6,446,275
       11,000 United Rentals Trust I, Convertible,
              6.50%, 8/1/2028                                                         442,750
                                                                              ---------------
                                                                                   46,969,273
                                                                              ---------------
              Total Preferred Stocks (Identified Cost $48,853,165)                 55,175,758
                                                                              ---------------
  Principal
  Amount +
----------------------------------------------------------------------------------------------
Short-Term Investments -- 6.4%
$ 116,460,129 Repurchase Agreement with Investors Bank & Trust Co. dated
              9/30/2005 at 2.75% to be repurchased at $116,486,818 on
              10/03/2005, collateralized by $20,742,826 Federal Home Loan
              Mortgage Association Bond, 4.268%, due 1/15/2033 valued at
              $21,000,000, $62,521,043 Federal National Mortgage
              Association Bond, with rates of 3.872% -- 4.180%, with
              maturities from 5/25/2034 -- 10/1/2041 valued at
              $63,000,000, $20,739,274 Government National Mortgage
              Association Bond, 4.625%, due 1/20/2034 valued at
              $21,000,000, and $16,040,480 Small Business Administration
              Bond, with rates of 6.125% -- 6.74%, with maturities from
              6/25/2019 -- 1/25/2029 valued at $17,283,136                        116,460,129
    7,747,758 Repurchase Agreement with Merrill Lynch & Co, dated 9/30/2005 at 3.93% to be repurchased at $7,750,295 on 10/03/2005,
              collateralized by $7,747,580 Federal Home Loan Mortgage
              Association Bond, with rates of 0.00% -- 6.25%, with maturities
              from 1/30/07 -- 7/15/32 valued at $7,902,725(m)                       7,747,758
                                                                              ---------------
              Total Short-Term Investments (Identified Cost $124,207,887)         124,207,887
                                                                              ---------------
              Total Investments -- 101.4%
              (Identified Cost $1,881,232,311)(b)                               1,963,419,088
              Other assets less liabilities -- (1.4)%                             (26,571,347)
                                                                              ---------------
              Total Net Assets -- 100%                                        $ 1,936,847,741
                                                                              ===============

         (a) See Note 2a of Notes to Financial Statements.
         (b) Federal Tax Information:
             At September 30, 2005, the net unrealized appreciation on
             investments based on cost of $1,883,611,622 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                               $   109,892,422
             Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                   (30,084,956)
                                                                                      ---------------
             Net unrealized appreciation                                             $    79,807,466
                                                                                      ===============
         (c) Non-income producing security.
         (d) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
         (e) Security valued at fair value as determined in good faith by or under the direction of the
             Board of Trustees.
         (f) Security is in default of principal and/or interest payments.
         (g) Illiquid security. At September 30, 2005, the value of these securities amounted to
             $2,539,920 or 0.1% of net assets.
         (h) All or a portion of this security was on loan to brokers at September 30, 2005.
         (i) Variable rate security whose interest rate varies with changes in a designated base rate
             (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
         (j) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.
         (k) All or a portion of interest payment is paid in-kind.
         (l) Became non-income producing effective October 8, 2005 due to bankruptcy filing.
         (m) Represents investment of securities lending collateral.
           + Principal amount is in U.S. dollars unless otherwise noted.
     ADR/GDR An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a U.S. Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
       FHLMC Federal Home Loan Mortgage Corporation
        FNMA Federal National Mortgage Association
         MTN Medium Term Note
        REIT Real Estate Investment Trust
        144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the value of these securities amounted to
             $229,990,104 or 11.9% of net assets.
         ARS Argentine Peso
         BRL Brazilian Real
         CAD Canadian Dollar
         EUR Euro
         GBP British Pound
         KRW South Korean Won
         MXN Mexican Peso
         NOK Norwegian Krone
         NZD New Zealand Dollar
         SEK Swedish Krona
         SGD Singapore Dollar
         THB Thai Baht
         ZAR South African Rand

                See accompanying notes to financial statements.

Investments as of September 30, 2005


Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

                        Treasuries                20.0%
                        Sovereigns                13.0
                        Foreign Local Governments  7.1
                        Banking                    6.3
                        Technology                 5.9
                        Electric                   4.2
                        Pharmaceuticals            3.9
                        Wirelines                  3.4
                        Non Captive Diversified    3.1
                        REITs                      2.9
                        Transportation Services    2.9
                        Supranational              2.2
                        Other, less than 2% each  20.1

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                      STATEMENTS OF ASSETS & LIABILITIES

September 30, 2005

                                                                                               Limited Term
                                                                                              Government and
                                           Core Plus Bond Fund        High Income Fund         Agency Fund
                                          ---------------------    ---------------------  ---------------------
                                          ---------------------    ---------------------  ---------------------
ASSETS
 Investments at cost                      $         246,909,334    $          38,403,758  $         163,819,775
 Repurchase agreements at cost                        2,904,133                1,070,282             17,368,595
 Net unrealized appreciation
   (depreciation)                                       585,115                2,426,477             (1,054,918)
                                          ---------------------    ---------------------  ---------------------
   Investments at value                             250,398,582               41,900,517            180,133,452
 Receivable for Fund shares sold                      1,197,630                   28,087                 63,292
 Receivable for securities sold                       2,841,357                   32,402              1,308,495
 Dividends and interest receivable                    2,734,531                  651,838                972,826
 Tax reclaims receivable                                     --                      144                     --
 Receivable from investment adviser                          --                   30,944                     --
 Securities lending income receivable                       969                    5,191                  1,853
 Prepaid expense                                            720                       82                    242
                                          ---------------------    ---------------------  ---------------------
   TOTAL ASSETS                                     257,173,789               42,649,205            182,480,160
                                          ---------------------    ---------------------  ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value                                                     --                  326,432                     --
 Payable for securities purchased                     3,242,337                  576,144             17,110,136
 Payable for Fund shares redeemed                       453,986                  101,695                131,114
 Dividends payable                                      365,132                   98,041                108,675
 Management fees payable                                151,966                   20,673                 68,475
 Deferred Trustees' fees                                201,381                   49,660                176,337
 Transfer agent fees payable                            206,422                   17,498                 40,377
 Administrative fees payable                             13,396                    2,154                  9,205
 Other accounts payable and accrued
   expenses                                              81,424                   51,747                 57,014
                                          ---------------------    ---------------------  ---------------------
   TOTAL LIABILITIES                                  4,716,044                1,244,044             17,701,333
                                          ---------------------    ---------------------  ---------------------
NET ASSETS                                $         252,457,745    $          41,405,161  $         164,778,827
                                          =====================    =====================  =====================
NET ASSETS CONSIST OF:
 Paid-in capital                          $         271,877,715    $         122,535,799  $         191,851,664
 Undistributed (overdistributed) net
   investment income                                  2,160,307                  (64,686)              (134,584)
 Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions                                     (22,171,364)             (83,494,563)           (25,883,335)
 Net unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                        591,087                2,428,611             (1,054,918)
                                          ---------------------    ---------------------  ---------------------
NET ASSETS                                $         252,457,745    $          41,405,161  $         164,778,827
                                          =====================    =====================  =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A shares:
   Net assets                             $         105,111,457    $          25,817,076  $         141,417,316
                                          =====================    =====================  =====================
   Shares of beneficial interest                      9,211,887                5,184,679             12,748,538
                                          =====================    =====================  =====================
   Net asset value and redemption price
    per share                             $               11.41    $                4.98  $               11.09
                                          =====================    =====================  =====================
   Offering price per share
    (100/[100-maximum sales charge] of
    net asset value)                      $               11.95    $                5.21  $               11.43
                                          =====================    =====================  =====================
 Class B shares: (redemption price is
   equal to net asset value less any
   applicable contingent deferred sales
   charge)
   Net assets                             $         132,221,276    $          12,033,607  $          15,114,209
                                          =====================    =====================  =====================
   Shares of beneficial interest                     11,583,483                2,415,247              1,365,648
                                          =====================    =====================  =====================
   Net asset value and offering price
    per share                             $               11.41    $                4.98  $               11.07
                                          =====================    =====================  =====================
 Class C shares: (redemption price is
   equal to net asset value less any
   applicable contingent deferred sales
   charge)
   Net assets                             $           6,065,000    $           3,554,478  $           5,714,799
                                          =====================    =====================  =====================
   Shares of beneficial interest                        530,974                  713,702                515,548
                                          =====================    =====================  =====================
   Net asset value and offering price
    per share                             $               11.42    $                4.98  $               11.08
                                          =====================    =====================  =====================
 Class Y shares:
   Net assets                             $           9,060,012    $                  --  $           2,532,503
                                          =====================    =====================  =====================
   Shares of beneficial interest                        790,604                       --                227,492
                                          =====================    =====================  =====================
   Net asset value, offering and
    redemption price per share            $               11.46    $                  --  $               11.13
                                          =====================    =====================  =====================

 Total value of securities on loan        $                  --    $             317,864  $                  --
                                          =====================    =====================  =====================

                See accompanying notes to financial statements.

          Massachusetts
            Tax Free               Municipal                Strategic
           Income Fund            Income Fund              Income Fund
      ---------------------  ---------------------    ---------------------
                             ---------------------    ---------------------
      $          73,944,884  $         103,666,989    $       1,757,024,424
                    760,125              1,936,077              124,207,887
                  4,360,233              4,203,517               82,186,777
      ---------------------  ---------------------    ---------------------
                 79,065,242            109,806,583            1,963,419,088
                        988                  3,236               25,497,633
                    115,942                 35,451                       --
                  1,300,457              1,620,239               23,616,872
                         --                     --                   11,264
                      3,589                     --                       --
                         --                     --                  110,999
                        189                    182                    1,505
      ---------------------  ---------------------    ---------------------
                 80,486,407            111,465,691            2,012,657,361
      ---------------------  ---------------------    ---------------------
                         --                     --                7,747,758
                         --                837,377               61,451,482
                     50,686                433,004                1,778,164
                     62,735                103,850                3,232,172
                     39,931                 44,588                  922,128
                     57,419                119,045                  134,675
                      9,362                 12,368                  234,990
                      4,415                  5,924                   68,898
                     36,860                 44,765                  239,353
      ---------------------  ---------------------    ---------------------
                    261,408              1,600,921               75,809,620
      ---------------------  ---------------------    ---------------------
      $          80,224,999  $         109,864,770    $       1,936,847,741
      =====================  =====================    =====================
      $          78,407,023  $         106,343,460    $       1,884,673,306
                     17,655                140,917               13,786,896
                 (2,559,912)              (823,124)             (43,592,817)
                  4,360,233              4,203,517               81,980,356
      ---------------------  ---------------------    ---------------------
      $          80,224,999  $         109,864,770    $       1,936,847,741
      =====================  =====================    =====================
      $          77,018,486  $         102,255,243    $         977,198,057
      =====================  =====================    =====================
                  4,635,184             13,673,934               68,946,276
      =====================  =====================    =====================
      $               16.62  $                7.48    $               14.17
      =====================  =====================    =====================
      $               17.36  $                7.83    $               14.84
      =====================  =====================    =====================
      $           3,206,513  $           7,609,527    $         144,080,835
      =====================  =====================    =====================
                    193,407              1,016,400               10,132,667
      =====================  =====================    =====================
      $               16.58  $                7.49    $               14.22
      =====================  =====================    =====================
      $                  --  $                  --    $         765,199,863
      =====================  =====================    =====================
                         --                     --               53,825,835
      =====================  =====================    =====================
      $                  --  $                  --    $               14.22
      =====================  =====================    =====================
      $                  --  $                  --    $          50,368,986
      =====================  =====================    =====================
                         --                     --                3,553,734
      =====================  =====================    =====================
      $                  --  $                  --    $               14.17
      =====================  =====================    =====================

      $                  --  $                  --    $           7,542,497
      =====================  =====================    =====================

                           STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2005

                                                                                        Limited Term Government
                                           Core Plus Bond Fund      High Income Fund        and Agency Fund
                                          ---------------------  ---------------------  -----------------------
                                          ---------------------  ---------------------   ---------------------
NET INVESTMENT INCOME
 Dividends                                $                  --  $             102,887   $                  --
 Interest                                            13,647,132              3,415,219               5,552,283
 Securities lending income                               20,238                 37,568                  23,347
 Less net foreign taxes withheld                             --                   (676)                     --
                                          ---------------------  ---------------------   ---------------------
                                                     13,667,370              3,554,998               5,575,630
                                          ---------------------  ---------------------   ---------------------
 Expenses
   Management fees                                    1,138,592                260,872                 785,427
   Service fees - Class A                               279,297                 61,987                 318,965
   Service and distribution fees -
    Class B                                           1,420,420                155,393                 131,049
   Service and distribution fees -
    Class C                                              62,026                 31,446                  62,191
   Trustees' fees and expenses                           56,309                 21,175                  39,024
   Administrative fees                                  170,210                 27,317                  96,860
   Custodian fees                                        88,441                 57,987                  60,700
   Transfer agent fees - Class A, Class
    B, Class C                                          779,995                132,796                 301,044
   Transfer agent fees - Class Y                         36,549                     --                  16,619
   Audit and tax services                                31,412                 38,685                  24,909
   Legal fees                                            19,161                  5,216                   8,983
   Shareholder reporting                                123,351                 40,103                  80,290
   Registration                                          57,505                 46,554                  64,594
   Miscellaneous                                         20,929                  9,422                  12,735
                                          ---------------------  ---------------------   ---------------------
 Total expenses                                       4,284,197                888,953               2,003,390
   Less waiver/reimbursement                           (154,449)               (61,643)                (11,830)
                                          ---------------------  ---------------------   ---------------------
 Net expenses                                         4,129,748                827,310               1,991,560
                                          ---------------------  ---------------------   ---------------------
 Net investment income                                9,537,622              2,727,688               3,584,070
                                          ---------------------  ---------------------   ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
 Realized gain (loss) on:
   Investments - net                                  4,285,731              1,682,732                  (6,238)
   Foreign currency transactions - net                   57,608                 14,573                      --
 Change in unrealized appreciation
   (depreciation) of:
   Investments - net                                 (8,318,611)              (252,818)             (1,789,947)
   Foreign currency translations - net                  (14,780)                 1,492                      --
                                          ---------------------  ---------------------   ---------------------
 Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                             (3,990,052)             1,445,979              (1,796,185)
                                          ---------------------  ---------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $           5,547,570  $           4,173,667   $           1,787,885
                                          =====================  =====================   =====================






                See accompanying notes to financial statements.

       Massachusetts Tax          Municipal               Strategic
       Free Income Fund          Income Fund             Income Fund
     ---------------------  ---------------------   ---------------------
                            ---------------------   ---------------------
     $                  --  $                  --   $           4,642,868
                 3,968,317              5,454,265              69,081,045
                        --                     --                 474,028
                        --                     --                 (55,901)
     ---------------------  ---------------------   ---------------------
                 3,968,317              5,454,265              74,142,040
     ---------------------  ---------------------   ---------------------
                   495,163                558,306               7,659,002
                   196,494                268,285               1,531,878
                    39,296                 82,344               1,366,616
                        --                     --               4,824,725
                    24,118                 35,995                  83,418
                    52,354                 73,067                 773,439
                    36,828                 39,328                 349,740
                   102,737                129,268               1,980,198
                        --                     --                  39,437
                    25,906                 26,137                  40,474
                     5,436                  7,491                  72,852
                    28,754                 31,690                 498,570
                    20,115                 35,237                 193,471
                     8,941                  8,973                  67,938
     ---------------------  ---------------------   ---------------------
                 1,036,142              1,296,121              19,481,758
                    (3,589)                    --                      --
     ---------------------  ---------------------   ---------------------
                 1,032,553              1,296,121              19,481,758
     ---------------------  ---------------------   ---------------------
                 2,935,764              4,158,144              54,660,282
     ---------------------  ---------------------   ---------------------

                   447,715              1,495,771              21,255,490
                        --                     --                 707,981
                  (258,210)            (1,327,773)             28,039,775
                        --                     --                (505,997)
     ---------------------  ---------------------   ---------------------
                   189,505                167,998              49,497,249
     ---------------------  ---------------------   ---------------------
     $           3,125,269  $           4,326,142   $         104,157,531
     =====================  =====================   =====================

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                            Core Plus Bond Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2005                   2004
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           9,537,622  $          11,076,363
  Net realized gain (loss) on investments and
   foreign currency transactions                           4,343,339              9,525,887
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations                                  (8,333,391)            (6,354,947)
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                         5,547,570             14,247,303
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (5,451,945)            (5,832,828)
   Class B                                                (5,851,384)            (5,866,726)
   Class C                                                  (254,068)              (259,130)
   Class Y                                                  (529,060)              (806,864)
                                               ---------------------  ---------------------
  Total distributions                                    (12,086,457)           (12,765,548)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 10)                                  (26,672,030)           (36,519,835)
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                       578                    164
   Class B                                                       727                    204
   Class C                                                        32                      7
   Class Y                                                        53                     17
                                               ---------------------  ---------------------
                                                               1,390                    392
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                  (33,209,527)           (35,037,688)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of year                                      285,667,272            320,704,960
                                               ---------------------  ---------------------
  End of year                                  $         252,457,745  $         285,667,272
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $           2,160,307  $           2,485,658
                                               =====================  =====================

                                                             High Income Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2005                   2004
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           2,727,688  $           3,223,716
  Net realized gain (loss) on investments and
   foreign currency transactions                           1,697,305              2,160,377
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations                                    (251,326)              (389,892)
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                         4,173,667              4,994,201
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (1,635,303)            (1,756,090)
   Class B                                                  (908,339)            (1,304,202)
   Class C                                                  (182,735)              (172,398)
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                     (2,726,377)            (3,232,690)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 10)                                   (5,264,082)            (6,616,858)
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                     3,017                    146
   Class B                                                     1,868                    110
   Class C                                                       370                     16
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                               5,255                    272
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                   (3,811,537)            (4,855,075)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of year                                       45,216,698             50,071,773
                                               ---------------------  ---------------------
  End of year                                  $          41,405,161  $          45,216,698
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $             (64,686) $            (110,020)
                                               =====================  =====================

                                                  Limited Term Government and Agency Fund
                                               --------------------------------------------
                                                                           Year Ended
                                                     Year Ended           September 30,
                                                 September 30, 2005           2004
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           3,584,070  $           3,418,590
  Net realized gain (loss) on investments and
   foreign currency transactions                              (6,238)             1,021,149
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations                                  (1,789,947)            (2,043,680)
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                         1,787,885              2,396,059
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (3,733,934)            (4,112,174)
   Class B                                                  (285,636)              (358,642)
   Class C                                                  (135,224)              (232,332)
   Class Y                                                   (65,428)              (214,192)
                                               ---------------------  ---------------------
  Total distributions                                     (4,220,222)            (4,917,340)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 10)                                   39,221,920            (16,942,090)
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                                  --                     --
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                   36,789,583            (19,463,371)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of year                                      127,989,244            147,452,615
                                               ---------------------  ---------------------
  End of year                                  $         164,778,827  $         127,989,244
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $            (134,584) $            (110,117)
                                               =====================  =====================

                See accompanying notes to financial statements.

     Massachusetts Tax Free Income Fund                   Municipal Income Fund
--------------------------------------------  --------------------------------------------
     Year Ended             Year Ended             Year Ended               Year Ended
    September 30,          September 30,          September 30,            September 30,
        2005                   2004                   2005                     2004
---------------------  ---------------------  ---------------------    ---------------------
$           2,935,764  $           3,273,976  $           4,158,144    $           5,063,313
              447,715               (325,070)             1,495,771                 (199,243)
             (258,210)             1,181,062             (1,327,773)               1,189,663
---------------------  ---------------------  ---------------------    ---------------------
            3,125,269              4,129,968              4,326,142                6,053,733
---------------------  ---------------------  ---------------------    ---------------------
           (2,824,718)            (3,115,670)            (3,981,690)              (4,693,919)
             (111,486)              (157,408)              (243,518)                (324,812)
                   --                     --                     --                       --
                   --                     --                     --                       --
---------------------  ---------------------  ---------------------    ---------------------
           (2,936,204)            (3,273,078)            (4,225,208)              (5,018,731)
---------------------  ---------------------  ---------------------    ---------------------
           (5,825,158)            (7,548,538)           (11,124,657)             (17,936,186)
---------------------  ---------------------  ---------------------    ---------------------
                   --                     --                     --                       --
                   --                     --                     --                       --
                   --                     --                     --                       --
                   --                     --                     --                       --
---------------------  ---------------------  ---------------------    ---------------------
                   --                     --                     --                       --
---------------------  ---------------------  ---------------------    ---------------------
           (5,636,093)            (6,691,648)           (11,023,723)             (16,901,184)
---------------------  ---------------------  ---------------------    ---------------------
           85,861,092             92,552,740            120,888,493              137,789,677
---------------------  ---------------------  ---------------------    ---------------------
$          80,224,999  $          85,861,092  $         109,864,770    $         120,888,493
=====================  =====================  =====================    =====================
$              17,655  $              18,623  $             140,917    $             146,840
=====================  =====================  =====================    =====================

            Strategic Income Fund
--------------------------------------------
     Year Ended             Year Ended
    September 30,          September 30,
        2005                   2004
---------------------  ---------------------
$          54,660,282  $          27,670,276
           21,963,471             15,404,828
           27,533,778             21,984,923
---------------------  ---------------------
          104,157,531             65,060,027
---------------------  ---------------------
          (31,992,206)           (14,995,915)
           (6,262,718)            (6,962,890)
          (21,270,824)            (8,540,977)
           (1,531,716)              (428,194)
---------------------  ---------------------
          (61,057,464)           (30,927,976)
---------------------  ---------------------
        1,154,844,870            377,319,844
---------------------  ---------------------
               32,202                  1,885
                6,890                    817
               25,315                  1,391
                1,499                     65
---------------------  ---------------------
               65,906                  4,158
---------------------  ---------------------
        1,198,010,843            411,456,053
---------------------  ---------------------
          738,836,898            327,380,845
---------------------  ---------------------
$       1,936,847,741  $         738,836,898
=====================  =====================
$          13,786,896  $           5,317,888
=====================  =====================

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                               Income (loss) from investment operations:       Less distributions:
                               ---------------------------------------     ---------------------------

                    Net asset
                     value,                                                  Dividends
                    beginning      Net         Net realized  Total from         from
                       of       investment    and unrealized investment    net investment     Total      Redemption
                     period       income       gain (loss)   operations        income     distributions     fee
                    ---------- ----------     -------------- ----------    -------------- ------------- ----------
CORE PLUS BOND FUND
   Class A
   9/30/2005        $    11.69 $     0.46(c)    $    (0.18)  $     0.28      $    (0.56)   $    (0.56)  $     0.00(g)
   9/30/2004             11.63       0.47(c)          0.13         0.60           (0.54)        (0.54)        0.00(g)
   9/30/2003(f)          11.28       0.37(c)          0.34         0.71           (0.36)        (0.36)          --
  12/31/2002             11.59       0.63(c)         (0.32)        0.31           (0.62)        (0.62)          --
  12/31/2001(d)          11.52       0.73             0.10         0.83           (0.76)        (0.76)          --
  12/31/2000             11.51       0.78             0.03         0.81           (0.80)        (0.80)          --
   Class B
   9/30/2005             11.70       0.37(c)         (0.18)        0.19           (0.48)        (0.48)        0.00(g)
   9/30/2004             11.62       0.38(c)          0.14         0.52           (0.44)        (0.44)        0.00(g)
   9/30/2003(f)          11.28       0.30(c)          0.34         0.64           (0.30)        (0.30)          --
  12/31/2002             11.59       0.55(c)         (0.32)        0.23           (0.54)        (0.54)          --
  12/31/2001(d)          11.51       0.64             0.10         0.74           (0.66)        (0.66)          --
  12/31/2000             11.51       0.70             0.02         0.72           (0.72)        (0.72)          --
   Class C
   9/30/2005             11.71       0.37(c)         (0.18)        0.19           (0.48)        (0.48)        0.00(g)
   9/30/2004             11.63       0.38(c)          0.14         0.52           (0.44)        (0.44)        0.00(g)
   9/30/2003(f)          11.29       0.30(c)          0.34         0.64           (0.30)        (0.30)          --
  12/31/2002             11.60       0.55(c)         (0.32)        0.23           (0.54)        (0.54)          --
  12/31/2001(d)          11.52       0.65             0.09         0.74           (0.66)        (0.66)          --
  12/31/2000             11.52       0.70             0.02         0.72           (0.72)        (0.72)          --
   Class Y
   9/30/2005             11.74       0.49(c)         (0.18)        0.31           (0.59)        (0.59)        0.00(g)
   9/30/2004             11.69       0.50(c)          0.13         0.63           (0.58)        (0.58)        0.00(g)
   9/30/2003(f)          11.33       0.41(c)          0.35         0.76           (0.40)        (0.40)          --
  12/31/2002             11.63       0.69(c)         (0.32)        0.37           (0.67)        (0.67)          --
  12/31/2001(d)          11.54       0.79             0.10         0.89           (0.80)        (0.80)          --
  12/31/2000             11.54       0.83             0.01         0.84           (0.84)        (0.84)          --
HIGH INCOME FUND*
   Class A
   9/30/2005        $     4.82 $     0.33(c)    $     0.16   $     0.49      $    (0.33)   $    (0.33)  $     0.00(g)
   9/30/2004              4.65       0.33(c)          0.17         0.50           (0.33)        (0.33)        0.00(g)
   9/30/2003(f)           4.12       0.25(c)          0.53         0.78           (0.25)        (0.25)          --
  12/31/2002              4.94       0.39(c)         (0.82)       (0.43)          (0.39)        (0.39)          --
  12/31/2001(d)           6.21       0.66            (1.25)       (0.59)          (0.68)        (0.68)          --
  12/31/2000              8.30       0.86            (2.11)       (1.25)          (0.84)        (0.84)          --
   Class B
   9/30/2005              4.83       0.29(c)          0.15         0.44           (0.29)        (0.29)        0.00(g)
   9/30/2004              4.65       0.30(c)          0.18         0.48           (0.30)        (0.30)        0.00(g)
   9/30/2003(f)           4.12       0.23(c)          0.53         0.76           (0.23)        (0.23)          --
  12/31/2002              4.95       0.36(c)         (0.83)       (0.47)          (0.36)        (0.36)          --
  12/31/2001(d)           6.22       0.62            (1.26)       (0.64)          (0.63)        (0.63)          --
  12/31/2000              8.30       0.81            (2.11)       (1.30)          (0.78)        (0.78)          --


(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $.01 for Class A, $.02 for Class B, and $.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, 5.59% to 5.52% for Class C and 6.75% to 6.68% for Class Y shares. For High Income Fund, the effect of this change was to decrease net investment income per share by $.01 for Class A and Class B and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A and 10.64% to 10.56% for Class B. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                See accompanying notes to financial statements.

                                      Ratios to average net assets:
                                   ------------------------------------

Net asset               Net assets
value, end    Total       end of      Gross      Net     Net investment Portfolio
    of       return       period    Expenses   Expenses      income     turnover
  period     (%) (a)     (000's)   (%) (b) (e) (%) (b)      (%) (b)     rate (%)
---------- ---------    ---------- ----------- --------- -------------- ---------
$    11.41       2.4(h) $  105,111       1.18       1.13        3.93           64
     11.69       5.3(h)    120,009       1.22       1.19        4.05           69
     11.63       6.4       133,887       1.28        N/A        4.31           61
     11.28       2.8       147,647       1.18        N/A        5.65           65
     11.59       7.2       173,836       1.09        N/A        6.26           84
     11.52       7.4       174,969       1.04        N/A        7.03           83
     11.41       1.6(h)    132,221       1.93       1.88        3.18           64
     11.70       4.6(h)    148,556       1.97       1.94        3.29           69
     11.62       5.8       161,317       2.03        N/A        3.55           61
     11.28       2.1       141,188       1.93        N/A        4.90           65
     11.59       6.5       127,520       1.84        N/A        5.49           84
     11.51       6.5       100,353       1.79        N/A        6.28           83
     11.42       1.6(h)      6,065       1.93       1.88        3.17           64
     11.71       4.6(h)      6,162       1.98       1.94        3.30           69
     11.63       5.8         7,612       2.03        N/A        3.55           61
     11.29       2.1         9,024       1.93        N/A        4.90           65
     11.60       6.5        11,470       1.84        N/A        5.52           84
     11.52       6.5        12,541       1.79        N/A        6.28           83
     11.46       2.7(h)      9,060       0.99       0.88        4.18           64
     11.74       5.5(h)     10,941       0.98       0.94        4.30           69
     11.69       6.9        17,889       0.73        N/A        4.85           61
     11.33       3.5        18,346       0.67        N/A        6.15           65
     11.63       7.8        17,351       0.67        N/A        6.68           84
     11.54       7.6        14,013       0.67        N/A        7.40           83
$     4.98      10.3(h) $   25,817       1.72       1.58        6.60           42
      4.82      11.1        24,641       1.65        N/A        6.97           51
      4.65      19.5        23,809       1.71        N/A        7.62           41
      4.12      (8.9)       22,454       1.58        N/A        8.85          114
      4.94     (10.7)       33,471       1.47        N/A       11.31           65
      6.21     (16.1)       46,960       1.36        N/A       11.47           60
      4.98       9.3(h)     12,034       2.47       2.33        5.85           42
      4.83      10.5        17,967       2.40        N/A        6.22           51
      4.65      18.8        23,405       2.46        N/A        6.89           41
      4.12      (9.7)       23,031       2.33        N/A        8.10          114
      4.95     (11.3)       34,713       2.22        N/A       10.56           65
      6.22     (16.6)       47,793       2.11        N/A       10.72           60

(e)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01.
(h)Had certain expenses not been reduced during the period, total return would have been lower.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                      Income (loss) from investment operations:     Less distributions:
                                      ---------------------------------------   ---------------------------

                           Net asset
                            value,                                                Dividends
                           beginning      Net         Net realized  Total from       from
                              of       investment    and unrealized investment  net investment     Total      Redemption
                            period       income       gain (loss)   operations      income     distributions     fee
                           ---------- ----------     -------------- ----------  -------------- ------------- ----------
HIGH INCOME FUND *
 (continued)
   Class C
  9/30/2005                $     4.83 $     0.29(c)    $     0.15   $     0.44    $    (0.29)   $    (0.29)  $     0.00(f)
  9/30/2004                      4.65       0.30(c)          0.18         0.48         (0.30)        (0.30)        0.00(f)
  9/30/2003(e)                   4.12       0.23(c)          0.53         0.76         (0.23)        (0.23)          --
 12/31/2002                      4.94       0.36(c)         (0.82)       (0.46)        (0.36)        (0.36)          --
 12/31/2001(d)                   6.22       0.61            (1.26)       (0.65)        (0.63)        (0.63)          --
 12/31/2000                      8.30       0.81            (2.11)       (1.30)        (0.78)        (0.78)          --
LIMITED TERM GOVERNMENT
 AND AGENCY FUND**
   Class A
  9/30/2005                $    11.30 $     0.28(c)    $    (0.16)  $     0.12    $    (0.33)   $    (0.33)  $       --
  9/30/2004                     11.51       0.30(c)         (0.09)        0.21         (0.42)        (0.42)          --
  9/30/2003(e)                  11.73       0.21(c)         (0.07)        0.14         (0.36)        (0.36)          --
 12/31/2002                     11.36       0.42(c)          0.49         0.91         (0.54)        (0.54)          --
 12/31/2001(d)                  11.16       0.51             0.25         0.76         (0.56)        (0.56)          --
 12/31/2000                     10.97       0.69             0.20         0.89         (0.70)        (0.70)          --
   Class B
  9/30/2005                     11.28       0.20(c)         (0.17)        0.03         (0.24)        (0.24)          --
  9/30/2004                     11.49       0.22(c)         (0.09)        0.13         (0.34)        (0.34)          --
  9/30/2003(e)                  11.71       0.15(c)         (0.06)        0.09         (0.31)        (0.31)          --
 12/31/2002                     11.34       0.35(c)          0.48         0.83         (0.46)        (0.46)          --
 12/31/2001(d)                  11.14       0.44             0.24         0.68         (0.48)        (0.48)          --
 12/31/2000                     10.95       0.62             0.20         0.82         (0.63)        (0.63)          --
   Class C
  9/30/2005                     11.30       0.20(c)         (0.18)        0.02         (0.24)        (0.24)          --
  9/30/2004                     11.50       0.22(c)         (0.08)        0.14         (0.34)        (0.34)          --
  9/30/2003(e)                  11.72       0.15(c)         (0.06)        0.09         (0.31)        (0.31)          --
 12/31/2002                     11.35       0.35(c)          0.48         0.83         (0.46)        (0.46)          --
 12/31/2001(d)                  11.15       0.44             0.24         0.68         (0.48)        (0.48)          --
 12/31/2000                     10.96       0.62             0.20         0.82         (0.63)        (0.63)          --
   Class Y
  9/30/2005                     11.34       0.31(c)         (0.17)        0.14         (0.35)        (0.35)          --
  9/30/2004                     11.55       0.32(c)         (0.09)        0.23         (0.44)        (0.44)          --
  9/30/2003(e)                  11.78       0.25(c)         (0.08)        0.17         (0.40)        (0.40)          --
 12/31/2002                     11.41       0.48(c)          0.48         0.96         (0.59)        (0.59)          --
 12/31/2001(d)                  11.20       0.56             0.26         0.82         (0.61)        (0.61)          --
 12/31/2000                     11.00       0.75             0.19         0.94         (0.74)        (0.74)          --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $.01 for Class C and to decrease the ratio of net investment income to average net assets from 10.63% to 10.54% for Class
   C. For Limited Term Government and Agency Fund, the effect of this change was to decrease net investment income per share by $.04 for Class A, B, C, and Y and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, 4.25% to 3.89% for Class C, and 5.34% to 4.98% for Class Y. Per share data and ratios for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(e)For the nine months ended September 30, 2003.
(f)Amounts round to less than $0.01.

                See accompanying notes to financial statements.

                                       Ratios to average net assets:
                                   -------------------------------------

Net asset              Net assets,
 value,      Total       end of       Gross       Net     Net investment Portfolio
 end of     return       period      Expenses   Expenses      income     turnover
 period     (%) (a)      (000's)     (%) (b)    (%) (b)      (%) (b)     rate (%)
--------- ---------    ----------- ---------    --------- -------------- ---------
 $ 4.98         9.3(h) $    3,554       2.47(i)      2.33        5.82           42
   4.83        10.5         2,608       2.40          N/A        6.22           51
   4.65        18.8         2,858       2.46          N/A        6.89           41
   4.12        (9.5)        2,605       2.33          N/A        8.10          114
   4.94       (11.5)        4,153       2.22          N/A       10.54           65
   6.22       (16.6)        5,369       2.11          N/A       10.72           60
 $11.09         1.1    $  141,417       1.24          N/A        2.50           93
  11.30         1.9       106,701       1.32          N/A        2.60           80
  11.51         1.2       117,225       1.37          N/A        2.41           53
  11.73         8.2       106,013       1.35          N/A        3.66           88
  11.36         6.9       109,189       1.42          N/A        4.52          275
  11.16         8.3       118,833       1.40          N/A        6.18          384
  11.07         0.3        15,114       1.99          N/A        1.75           93
  11.28         1.2        10,107       2.00          N/A        1.95           80
  11.49         0.7        14,637       2.02          N/A        1.77           53
  11.71         7.5        16,263       2.00          N/A        3.01           88
  11.34         6.2        14,317       2.07          N/A        3.85          275
  11.14         7.7        11,884       2.05          N/A        5.53          384
  11.08         0.2         5,715       1.99          N/A        1.75           93
  11.30         1.3         6,949       2.00          N/A        1.94           80
  11.50         0.7         8,704       2.02          N/A        1.77           53
  11.72         7.5         8,079       2.00          N/A        3.01           88
  11.35         6.2         5,851       2.07          N/A        3.89          275
  11.15         7.7         6,617       2.05          N/A        5.53          384
  11.13         1.2(h)      2,533       1.59(g)      1.02        2.77           93
  11.34         2.1         4,233       1.13          N/A        2.82           80
  11.55         1.5         6,886       0.93          N/A        2.87           53
  11.78         8.6         8,529       0.88          N/A        4.14           88
  11.41         7.4         3,441       0.95          N/A        4.98          275
  11.20         8.8         3,254       0.95          N/A        6.63          384

(g)Represents total expenses prior to waiver of a portion of the Class's transfer agent expenses.
(h)Had certain expenses not been reduced during the period, total return would have been lower.
(i)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class C shares which were reorganized into Class C shares of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A, Class B, Class C, and Class Y shares which were reorganized into Class A, Class B, Class C, and Class Y shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                 Income (loss) from investment operations:     Less distributions:
                                                 ----------------------------------------- ---------------------------

                                   Net asset                                                 Dividends
                                    value,          Net        Net realized    Total from       from
                                   beginning     investment   and unrealized   investment  net investment     Total
                                   of period       income      gain (loss)     operations      income     distributions
                                   ----------    ----------   --------------   ----------  -------------- -------------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
   9/30/2005                       $    16.58    $     0.60     $     0.04     $     0.64    $    (0.60)   $    (0.60)
   9/30/2004                            16.41          0.61           0.17           0.78         (0.61)        (0.61)
   9/30/2003(f)                         16.40          0.49           0.01           0.50         (0.49)        (0.49)
  12/31/2002                            15.82          0.67           0.59           1.26         (0.68)        (0.68)
  12/31/2001(d)                         16.06          0.75          (0.24)          0.51         (0.75)        (0.75)
  12/31/2000                            15.48          0.82           0.57           1.39         (0.81)        (0.81)
   Class B
   9/30/2005                            16.54          0.46           0.05           0.51         (0.47)        (0.47)
   9/30/2004                            16.37          0.49           0.18           0.67         (0.50)        (0.50)
   9/30/2003(f)                         16.36          0.41           0.01           0.42         (0.41)        (0.41)
  12/31/2002                            15.78          0.57           0.58           1.15         (0.57)        (0.57)
  12/31/2001(d)                         16.03          0.64          (0.24)          0.40         (0.65)        (0.65)
  12/31/2000                            15.45          0.71           0.58           1.29         (0.71)        (0.71)
MUNICIPAL INCOME FUND
   Class A
   9/30/2005                       $     7.47    $     0.28     $     0.01     $     0.29    $    (0.28)   $    (0.28)
   9/30/2004                             7.41          0.29           0.06           0.35         (0.29)        (0.29)
   9/30/2003(f)                          7.43          0.23          (0.02)          0.21         (0.23)        (0.23)
  12/31/2002                             7.25          0.34           0.18           0.52         (0.34)        (0.34)
  12/31/2001(d)                          7.39          0.36          (0.14)          0.22         (0.36)        (0.36)
  12/31/2000                             7.17          0.40           0.21           0.61         (0.39)        (0.39)
   Class B
   9/30/2005                             7.48          0.22           0.01           0.23         (0.22)        (0.22)
   9/30/2004                             7.41          0.24           0.07           0.31         (0.24)        (0.24)
   9/30/2003(f)                          7.44          0.19          (0.03)          0.16         (0.19)        (0.19)
  12/31/2002                             7.25          0.29           0.19           0.48         (0.29)        (0.29)
  12/31/2001(d)                          7.39          0.31          (0.14)          0.17         (0.31)        (0.31)
  12/31/2000                             7.17          0.35           0.21           0.56         (0.34)        (0.34)

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $0.01 and to decrease net realized and unrealized gains and losses per share by $0.01 for Class A shares and Class B shares and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                      Ratios to average net assets:
                                     --------------------------------

 Net asset               Net assets,                          Net
  value,       Total       end of       Gross      Net     investment Portfolio
  end of      return       period     Expenses   Expenses    income   turnover
  period      (%) (a)      (000's)   (%) (b) (c) (%) (b)    (%) (b)   rate (%)
 ---------- ---------    ----------- ----------- --------- ---------- ---------
 $    16.62       3.9(e) $   77,018        1.22       1.22      3.59          5
      16.58       4.9        81,427        1.33        N/A      3.74         21
      16.41       3.1        86,368        1.38        N/A      3.99          9
      16.40       8.1        92,053        1.34        N/A      4.19         33
      15.82       3.2(e)     89,376        1.35       1.33      4.67         60
      16.06       9.3(e)     91,785        1.39       1.13      5.24         68
      16.58       3.1(e)      3,207        1.97       1.97      2.84          5
      16.54       4.2         4,435        2.00        N/A      3.08         21
      16.37       2.6         6,185        2.03        N/A      3.34          9
      16.36       7.4         6,742        1.99        N/A      3.54         33
      15.78       2.5(e)      8,313        2.00       1.98      4.03         60
      16.03       8.6(e)      8,715        2.04       1.78      4.59         68
 $     7.48       3.9    $  102,255        1.07        N/A      3.65         29
       7.47       4.9       111,801        1.11        N/A      4.00         35
       7.41       2.9       126,906        1.10        N/A      4.14         42
       7.43       7.3       133,005        1.06        N/A      4.67         33
       7.25       3.0       137,852        1.07        N/A      4.89         80
       7.39       8.8       142,539        0.95        N/A      5.39        156
       7.49       3.1         7,610        1.82        N/A      2.90         29
       7.48       4.2         9,087        1.86        N/A      3.25         35
       7.41       2.2        10,884        1.85        N/A      3.39         42
       7.44       6.7        12,326        1.81        N/A      3.92         33
       7.25       2.2        14,549        1.82        N/A      4.14         80
       7.39       8.0        14,520        1.70        N/A      4.64        156

(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)For the nine months ended September 30, 2003.

For a share outstanding throughout each period.


                                                     Income (loss) from investment operations:     Less distributions:
                                                     ----------------------------------------  ---------------------------

                                          Net asset                                              Dividends
                                           value,       Net        Net realized   Total from        from
                                          beginning  investment   and unrealized  investment   net investment     Total
                                          of period  income (c)    gain (loss)    operations       income     distributions
                                          ---------- ----------   --------------  ----------   -------------- -------------
STRATEGIC INCOME FUND*
   Class A
 9/30/2005                                $    13.57 $     0.66     $     0.70    $     1.36     $    (0.76)   $    (0.76)
 9/30/2004                                     12.57       0.75           1.11          1.86          (0.86)        (0.86)
 9/30/2003(d)                                  10.72       0.57           1.93          2.50          (0.65)        (0.65)
 12/31/2002                                     9.88       0.75           0.72          1.47          (0.63)        (0.63)
 12/31/2001(f)                                 10.80       0.91          (0.92)        (0.01)         (0.91)        (0.91)
 12/31/2000                                    11.65       0.99          (0.91)         0.08          (0.93)        (0.93)
   Class B
 9/30/2005                                     13.60       0.56           0.71          1.27          (0.65)        (0.65)
 9/30/2004                                     12.59       0.65           1.10          1.75          (0.74)        (0.74)
 9/30/2003(d)                                  10.71       0.51           1.92          2.43          (0.55)        (0.55)
 12/31/2002                                     9.88       0.67           0.73          1.40          (0.57)        (0.57)
 12/31/2001(f)                                 10.79       0.83          (0.90)        (0.07)         (0.84)        (0.84)
 12/31/2000                                    11.65       0.90          (0.91)        (0.01)         (0.85)        (0.85)
   Class C
 9/30/2005                                     13.60       0.55           0.72          1.27          (0.65)        (0.65)
 9/30/2004                                     12.58       0.64           1.11          1.75          (0.73)        (0.73)
 9/30/2003(d)                                  10.70       0.50           1.93          2.43          (0.55)        (0.55)
 12/31/2002                                     9.87       0.67           0.73          1.40          (0.57)        (0.57)
 12/31/2001(f)                                 10.78       0.83          (0.91)        (0.08)         (0.83)        (0.83)
 12/31/2000                                    11.64       0.90          (0.91)        (0.01)         (0.85)        (0.85)
   Class Y
 9/30/2005                                     13.57       0.70           0.70          1.40          (0.80)        (0.80)
 9/30/2004                                     12.58       0.78           1.11          1.89          (0.90)        (0.90)
 9/30/2003(d)                                  10.74       0.60           1.93          2.53          (0.69)        (0.69)
 12/31/2002                                     9.90       0.80           0.71          1.51          (0.67)        (0.67)
 12/31/2001(f)                                 10.81       0.94          (0.92)         0.02          (0.93)        (0.93)
 12/31/2000                                    11.65       0.96          (0.84)         0.12          (0.96)        (0.96)





                                           Redemption
                                              fee
                                          ----------
STRATEGIC INCOME FUND*
   Class A
 9/30/2005                                $     0.00(g)
 9/30/2004                                      0.00(g)
 9/30/2003(d)                                     --
 12/31/2002                                       --
 12/31/2001(f)                                    --
 12/31/2000                                       --
   Class B
 9/30/2005                                      0.00(g)
 9/30/2004                                      0.00(g)
 9/30/2003(d)                                     --
 12/31/2002                                       --
 12/31/2001(f)                                    --
 12/31/2000                                       --
   Class C
 9/30/2005                                      0.00(g)
 9/30/2004                                      0.00(g)
 9/30/2003(d)                                     --
 12/31/2002                                       --
 12/31/2001(f)                                    --
 12/31/2000                                       --
   Class Y
 9/30/2005                                      0.00(g)
 9/30/2004                                      0.00(g)
 9/30/2003(d)                                     --
 12/31/2002                                       --
 12/31/2001(f)                                    --
 12/31/2000                                       --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(b)Computed on an annualized basis for period less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Had certain expenses not been reduced during the period, total return would have been lower.
(f)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A, 8.03% to 8.02% for Class B and 8.04% to 8.02% for Class C. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                     Ratios to average net assets:
                                    -------------------------------

   Net asset            Net assets,                              Net
   value, end   Total     end of      Gross        Net        investment Portfolio
       of      return     period     Expenses    Expenses       income   turnover
     period    (%) (a)    (000's)   (%) (b)(h)   (%) (b)       (%) (b)   rate (%)
   ---------- --------- ----------- ----------   ---------    ---------- ---------
   $    14.17      10.2 $  977,198       1.18          N/A         4.71         14
        13.57      15.2    343,586       1.23          N/A         5.66         28
        12.57   23.7(e)    140,576       1.31         1.28         6.49         27
        10.72      15.5     92,303       1.33          N/A         7.38         30
         9.88     (0.1)     94,156       1.31          N/A         8.77         10
        10.80       0.7    116,986       1.24          N/A         8.73         13
        14.22       9.5    144,081       1.93          N/A         3.98         14
        13.60      14.3    128,714       1.98          N/A         4.91         28
        12.59   23.0(e)    118,217       2.06         2.03         5.73         27
        10.71      14.6     98,501       2.08          N/A         6.63         30
         9.88     (0.8)    102,159       2.06          N/A         8.02         10
        10.79     (0.2)    120,200       1.99          N/A         7.98         13
        14.22       9.5    765,200       1.93          N/A         3.93         14
        13.60      14.3    255,705       1.98          N/A         4.87         28
        12.58   23.0(e)     66,394       2.06         2.03         5.73         27
        10.70      14.7     27,727       2.08          N/A         6.63         30
         9.87     (0.8)     28,925       2.06          N/A         8.02         10
        10.78     (0.2)     37,208       1.99          N/A         7.98         13
        14.17      10.5     50,369       0.91          N/A         4.98         14
        13.57   15.5(e)     10,833       1.08         1.00         5.93         28
        12.58      24.0      2,193       0.97          N/A         6.83         27
        10.74      15.9      1,039       0.94          N/A         7.77         30
         9.90       0.3        445       0.93          N/A         9.10         10
        10.81       1.0        335       0.90          N/A         9.07         13



(g)Amount rounds to less than $0.01.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A, Class B, Class C and Class Y shares, which were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                         NOTES TO FINANCIAL STATEMENTS

September 30, 2005


1. Organization. IXIS Advisor Funds Trust I (formerly CDC Nvest Funds Trust I), IXIS Advisor Funds Trust II (formerly CDC Nvest Funds Trust II) and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to certain fixed income Funds of the Trusts; the financial statements of the other Funds of the Trusts are presented in separate reports. The following Funds are included in this report:

IXIS Advisor Funds Trust I:
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund")

IXIS Advisor Funds Trust II:
Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund")

Loomis Sayles Funds II:
Loomis Sayles High Income Fund (the "High Income Fund")
Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Government and Agency Fund")
Loomis Sayles Municipal Income Fund (the "Municipal Income Fund")
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund")

Core Plus Bond Fund, Limited Term Government and Agency Fund and Strategic Income Fund each offer Class A, Class B, Class C and Class Y shares. High Income Fund offers Class A, Class B, and Class C shares. Massachusetts Tax Free Income Fund and Municipal Income Fund each offer Class A and Class B shares. Class A shares of all Funds except Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front end sales charge of 3.00% and Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay higher ongoing Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other class of shares and pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or Rule 12b-1 fees. They are generally intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amount.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for those Funds that offer Class Y shares, transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Funds by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking NOCP, at the most recent bid quotation on the NASDAQ National Market. Securities traded on foreign exchanges are valued at the market price on the non-U.S. exchange, unless a Fund believes that an occurrence after the closing of that exchange will materially affect a security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated. All other securities and assets are valued at their fair value as determined in good faith by the Funds' investment adviser, pursuant to the procedures approved by the Board of Trustees.

Certain securities held by High Income Fund and Strategic Income Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from Fund value that would be realized if the securities were sold.

September 30, 2005


b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon thereafter as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and non-class specific expenses are allocated on a pro rata basis to each class based on the relative value of settled shares of each class to the total for the Fund. Realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets for the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund (except Massachusetts Tax Free Income Fund and Municipal Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydowns on mortgage-backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, defaulted bond income accruals, premium amortization accruals, market discounts, capital loss carryforwards, and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax character of distributions paid to shareholders during the years ended September 30, 2005 and 2004 was as follows:

                                          2005 Distributions Paid From:      2004 Distributions Paid From:
-                                         -----------------------------      -----------------------------
                                                     Exempt                             Exempt
                                         Ordinary   Interest                Ordinary   Interest
Fund                                      Income    Dividends     Total      Income    Dividends     Total
----                                      ------    ---------     -----      ------    ---------     -----
Core Plus Bond Fund                     $12,086,457 $       -- $12,086,457 $12,765,548 $       -- $12,765,548
High Income Fund                          2,726,377         --   2,726,377   3,232,690         --   3,232,690
Limited Term Government and Agency Fund   4,220,222         --   4,220,222   4,917,340         --   4,917,340
Massachusetts Tax Free Income Fund           11,120  2,925,084   2,936,204       4,733  3,268,345   3,273,078
Municipal Income Fund                       105,537  4,119,671   4,225,208      22,140  4,996,591   5,018,731
Strategic Income Fund                    61,057,464         --  61,057,464  30,927,976         --  30,927,976

September 30, 2005


As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                        Limited Term  Massachusetts
                                             Core Plus       High      Government and   Tax Free     Municipal    Strategic
                                             Bond Fund    Income Fund   Agency Fund    Income Fund  Income Fund  Income Fund
                                           ------------  ------------  -------------- ------------- ----------- ------------
Undistributed ordinary income/tax exempt
  income                                   $  2,701,746  $     83,014   $    149,838   $   138,099  $  363,811  $ 15,613,715
Capital loss carryforward:
   Expires September 30, 2007                        --            --     (9,755,614)   (1,149,888)   (564,858)           --
   Expires September 30, 2008                        --   (13,289,736)    (4,165,768)     (116,500)         --            --
   Expires September 30, 2009                        --   (43,374,721)    (4,128,091)           --          --   (10,758,584)
   Expires September 30, 2010               (20,960,955)  (26,826,634)      (663,109)   (1,003,440)         --   (21,770,312)
   Expires September 30, 2011                        --            --       (425,323)           --          --    (7,096,274)
   Expires September 30, 2012                        --            --       (193,904)           --    (138,879)           --
   Expires September 30, 2013                        --            --             --      (154,156)         --            --
                                           ------------  ------------   ------------   -----------  ----------  ------------
Total capital loss carryforward             (20,960,955)  (83,491,091)   (19,331,809)   (2,423,984)   (703,737)  (39,625,170)
Deferred net capital losses (post October)           --            --     (5,436,058)           --          --            --
Unrealized appreciation (depreciation)         (619,322)    2,425,139     (2,170,386)    4,224,305   4,084,130    79,601,045
                                           ------------  ------------   ------------   -----------  ----------  ------------
Total accumulated earnings (losses)        $(18,878,531) $(80,982,938)  $(26,788,415)  $ 1,938,420  $3,744,204  $ 55,589,590
                                           ============  ============   ============   ===========  ==========  ============
Capital loss carryforward utilized in the
  current year                             $  2,332,785  $  1,649,813   $  3,602,040   $        --  $1,135,534  $  9,757,916

f. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

g. Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

h. Indemnifications. Under the Funds' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. Purchases and Sales of Securities. For the year ended September 30, 2005, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                                         U.S. Government/Agency       Other Securities
                                         ----------------------       ----------------
Fund                                     Purchases      Sales      Purchases      Sales
----                                     ---------      -----      ---------      -----
Core Plus Bond Fund                     $114,409,343 $116,343,689 $ 55,862,139 $ 75,460,212
High Income Fund                                  --           --   17,647,831   22,351,675
Limited Term Government and Agency Fund  136,788,628  153,665,258    1,034,963           --
Massachusetts Tax Free Income Fund                --           --    4,399,207    9,486,002
Municipal Income Fund                             --           --   33,180,737   43,417,989
Strategic Income Fund                    400,472,116   39,145,189  867,103,078  120,491,121

September 30, 2005


4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                             Percentage of Average Daily Net Assets
                                        -------------------------------------------------
                                           First         Next         Next        Over
Fund                                    $100 million $100 million $1.8 billion $2 billion
----                                    ------------ ------------ ------------ ----------
Core Plus Bond Fund                       0.2500%      0.1875%      0.1875%     0.1875%
High Income Fund                          0.6000%      0.6000%      0.6000%     0.6000%
Limited Term Government and Agency Fund   0.5000%      0.5000%      0.5000%     0.5000%
Massachusetts Tax Free Income Fund        0.3000%      0.2500%      0.2500%     0.2500%
Municipal Income Fund                     0.5000%      0.3750%      0.3750%     0.3750%
Strategic Income Fund                     0.6500%      0.6500%      0.6000%     0.5500%

Prior to March 21, 2005, the management fee for Limited Term Government and Agency Fund was 0.57% on the first $200 million of its average daily net assets, 0.545% on the next $300 million and 0.52% on such assets in excess of $500 million. Prior to July 1, 2005, the management fee for Strategic Income Fund was 0.65% on the first $200 million of its average daily net assets and 0.60% on such assets in excess of $200 million.

For the year ended September 30, 2005, the management fees for each Fund were as follows:

                                                          Percentage of
                                              Management     Average
      Fund                                       Fee     Daily Net Assets
      ----                                    ---------- ----------------
      Core Plus Bond Fund                     $  569,296      0.211%
      High Income Fund                           260,872      0.600%
      Limited Term Government and Agency Fund    785,427      0.527%
      Massachusetts Tax Free Income Fund         247,582      0.300%
      Municipal Income Fund                      558,306      0.483%
      Strategic Income Fund                    7,659,002      0.608%

IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), formerly CDC IXIS Asset Management Advisers, L.P., serves as the advisory administrator to Core Plus Bond Fund and Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreements, each Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

                                             Percentage of Average Daily
                                                    Net Assets
                                             ---------------------------
                                                First          Over
          Fund                               $100 million  $100 million
          ----                               ------------  ------------
          Core Plus Bond Fund                  0.2500%       0.1875%
          Massachusetts Tax Free Income Fund   0.3000%       0.2500%

For the year ended September 30, 2005, the advisory administration fees for each Fund were as follows:

                                             Advisory     Percentage of
                                          Administration     Average
       Fund                                    Fee       Daily Net Assets
       ----                               -------------- ----------------
       Core Plus Bond Fund                   $569,296         0.211%
       Massachusetts Tax Free Income Fund     247,581         0.300%

September 30, 2005


Loomis Sayles and IXIS Advisors are wholly-owned subsidiaries of IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P., which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by the following three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationales des Caisses d'Epargne, a financial institution owned by CDC and by the French regional savings banks known as Caisses d'Epargne; and CNP Assurances, a large French life insurance company. Certain officers and directors of Loomis Sayles and IXIS Advisors are also Trustees of the Funds.

Management and advisory administration fees are presented in the Statements of Operations as management fees.

b. Administrative Expense. IXIS Advisors provides certain administrative services to the Funds. Prior to January 3, 2005, IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly-owned subsidiary of IXIS North America, performed administrative services for the Funds and subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. Effective October 1, 2005, State Street Bank & Trust Company ("State Street Bank") became the subadministrator.

Pursuant to an agreement among IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III (formerly CDC Nvest Funds Trust III), IXIS Advisor Funds Trust IV (formerly CDC Nvest Companies Trust I) and IXIS Advisor Cash Management Trust (formerly CDC Nvest Cash Management Trust) ("IXIS Advisor Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and IXIS Advisors (IXIS Services prior to January 3,
2005), each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts of $5 million.

For the year ended September 30, 2005, amounts paid to IXIS Services and IXIS Advisors for administrative expense were as follows:

                                                     Administrative
             Fund                                         Fees
             ----                                    --------------
             Core Plus Bond Fund                        $170,210
             High Income Fund                             27,317
             Limited Term Government and Agency Fund      96,860
             Massachusetts Tax Free Income Fund           52,354
             Municipal Income Fund                        73,067
             Strategic Income Fund                       773,439

c. Transfer Agent Fees. IXIS Services is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2005, each Fund, for its Class A, B and C shares, pays fees monthly to IXIS Services equal to an annual rate of $25.25 for each open account and $2.00 for each closed account, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum fee for all Load Fixed Income Funds* of approximately $1.7 million. Each Fund, for its Class Y shares, pays fees monthly to IXIS Services equal to an annual rate of $25.25 for each open account and $2.00 for each closed account, subject to a monthly minimum of $1,500 and an annual aggregate minimum fee for all No-Load Retail Funds** and Load Funds - Class Y*** of approximately $1 million.

Prior to January 1, 2005, each Fund, for its Class A, B and C shares, paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.142% of the first $1.2 billion of average daily net assets for Class A, B and C of all Load Fixed Income Funds*, 0.135% of the next $5 billion, and 0.130% of such assets in excess of $6.2 billion, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum equal to approximately $1.5 million. Each Fund for its Class Y shares paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.026% of the average daily net assets for all No-Load Retail Funds** and Load Funds - Class Y***, subject to a monthly minimum of $1,250 and an annual aggregate minimum equal to approximately $650,000.

* Load Fixed Income Funds consist of Core Plus Bond Fund, Massachusetts Tax Free Income Fund, High Income Fund, Limited Term Government and Agency Fund, Municipal Income Fund, Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund.

** No-Load Retail Funds consist of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

*** Load Funds - Class Y consist of all Funds with Class Y offered within the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts.

September 30, 2005


Effective October 1, 2005, BFDS became the transfer and shareholder servicing agent for the Funds.

For the year ended September 30, 2005, amounts paid to IXIS Services as compensation for its services as transfer agent were as follows:

                                                     Transfer Agent
             Fund                                         Fee
             ----                                    --------------
             Core Plus Bond Fund                       $  314,229
             High Income Fund                              95,373
             Limited Term Government and Agency Fund      243,164
             Massachusetts Tax Free Income Fund            86,855
             Municipal Income Fund                        104,381
             Strategic Income Fund                      1,028,317

For the year ended September 30, 2005, IXIS Services waived a portion of its fees for Limited Term Government and Agency Fund Class Y in the amount of $11,830.

IXIS Services, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. In addition, pursuant to other servicing agreements, each Fund pays service fees to other firms that provide similar services for their own shareholder accounts.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., the Fund's distributor (a wholly-owned subsidiary of IXIS North America), a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly service fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2005, the Funds paid the following service and distribution fees:

                                                       Service Fee                     Distribution Fee
-                                       ----------------------------------------- ---------------------------
Fund                                       Class A       Class B       Class C       Class B       Class C
----                                       -------       -------       -------       -------       -------
Core Plus Bond Fund                     $     279,297 $     355,105 $      15,506 $   1,065,315 $      46,520
High Income Fund                               61,987        38,848         7,861       116,545        23,585
Limited Term Government and Agency Fund       318,965        32,762        15,548        98,287        46,643
Massachusetts Tax Free Income Fund            196,494         9,824            --        29,472            --
Municipal Income Fund                         268,285        20,586            --        61,758            --
Strategic Income Fund                       1,531,878       341,654     1,206,181     1,024,962     3,618,544

Commissions (including CDSC) on Fund shares paid to IXIS Distributors by investors in shares of the Funds during the year ended September 30, 2005 were as follows:

               Fund
               ----                                    -
               Core Plus Bond Fund                     $  151,914
               High Income Fund                            81,866
               Limited Term Government and Agency Fund     92,488
               Massachusetts Tax Free Income Fund          22,707
               Municipal Income Fund                       61,673
               Strategic Income Fund                    3,821,485

September 30, 2005


e. Trustees Fees and Expenses. The IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS North America, IXIS Services or their affiliates. Each Trustee who is an independent Trustee of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. The co-chairmen of the Board each receive an additional annual retainer fee at the annual rate of $25,000. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. These fees are allocated to the various funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective October 1, 2005, the compensation schedule for independent Trustees will change. Each independent Trustee will receive a retainer fee at the annual rate of $55,000 and meeting attendance fees of $6,000 for each meeting of the Board of Trustees attended in person and $3,000 for each meeting of the Board of Trustees attended telephonically. Each co-chairman of the Board will receive an additional retainer fee at the annual rate of $25,000. Each committee chairman will receive an additional retainer fee at the annual rate of $10,000. Each committee member will receive a meeting attendance fee of $4,000 per committee meeting attended in person and $2,000 for each committee meeting attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of Fund assets to pay their portion of the annual salary for 2005 of an employee of IXIS Advisors who supports the Funds' Chief Compliance Officer. For the year ended September 30, 2005, each Fund's portion of such expense was approximately $900.

f. Redemption Fees. Shareholders of Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund and shareholders of Class Y shares of Core Plus Bond Fund and Strategic Income Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares and Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs of the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. Line of Credit. High Income Fund and Strategic Income Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participated in a $50,000,000 committed line of credit provided by IBT under a credit agreement (the "Agreement") dated April 30, 2002. Advances under the Agreement were taken primarily for temporary or emergency purposes. Interest was charged to each participating fund based on its borrowing at a rate per annum equal to the Federal Funds rate plus 0.45%. In addition, each Fund was charged its pro rata portion of a facility fee equal to 0.10% per annum on the unused portion of the line of credit. There were no borrowings by High Income Fund and Strategic Income Fund during the year ended September 30, 2005.

Effective October 1, 2005, High Income Fund and Strategic Income Fund, along with certain other portfolios, will participate in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to a Fund based on its borrowing at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a Fund is charged its pro rata portion of a facility fee equal to 0.09% per annum on the unused portion of the line of credit.

6. Securities Lending. Each Fund has entered into an agreement with IBT, as an agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated and at not less than 104.5% or 101.5% of the market value of loaned international or domestic securities, respectively, thereafter. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and IBT as lending agent. The Funds bear the risk of loss with respect to the investment of cash collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2005 were as follows:

                                 Market Value of   Value of Collateral
          Fund                  Securities on Loan      Received
          ----                  ------------------ -------------------
          High Income Fund          $  317,864         $  326,432
          Strategic Income Fund      7,542,497          7,747,758

Effective October 1, 2005, State Street Bank became the securities lending agent for the Funds.

September 30, 2005


7. Contingent Expense Obligations. Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates under "Expiration of Waiver" below and will be reevaluated on an annual basis. For the year ended September 30, 2005, expenses were waived as follows: Core Plus Bond Fund $154,449, High Income Fund $61,643 and Massachusetts Tax Free Income Fund $3,589.

Loomis Sayles is permitted to recover expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent the Funds' expenses fall below the expense limits, provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

At September 30, 2005, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                   Expense Limit as a Percentage of Average                      Expenses Subject
                                          Daily Net Assets                                         to possible
                                   ---------------------------------------   Expiration of        Reimbursement
Fund                               Class A    Class B   Class C   Class Y       Waiver       until September 30, 2006
----                               -------    -------   -------   -------   ---------------- ------------------------
Core Plus Bond Fund                 1.05%      1.80%     1.80%     0.80%    January 31, 2006         $154,449
High Income Fund                    1.45%      2.20%     2.20%       --     January 31, 2006           61,643
Massachusetts Tax Free Income Fund  1.15%      1.90%       --        --     January 31, 2006            3,589
Strategic Income Fund               1.25%      2.00%     2.00%     1.00%    January 31, 2006               --

Prior to July 1, 2005, the expense limits as a percentage of average daily net assets were as follows:

       Fund                               Class A Class B Class C Class Y
       ----                               ------- ------- ------- -------
       Core Plus Bond Fund                 1.15%   1.90%   1.90%   0.90%
       High Income Fund                      --      --      --      --
       Massachusetts Tax Free Income Fund  1.40%   2.05%     --      --
       Strategic Income Fund               1.25%   2.00%   2.00%   1.00%

8. Concentration of Credit. Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At September 30, 2005, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: College and University 33.8%, Hospital 13.9%, Water and Sewerage 10.6%, and State General Obligation 10.1%. The Fund had investments in securities of issuers insured by American Municipal Bond Assurance Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC), and Municipal Bond Investors Assurance Corporation (MBIA) which aggregated 14.5%, 7.5%, and 6.9% of its net assets, respectively, at September 30, 2005.

At September 30, 2005, Municipal Income Fund had more than 10% of its net assets invested in the following: New York 16.8%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

9. Acquisition of Assets. After the close of business on March 18, 2005, the Limited Term Government and Agency Fund (the "Fund") acquired all of the assets and liabilities of Loomis Sayles Government Securities Fund ("Government Securities Fund"), pursuant to a plan of reorganization approved by the shareholders of the Government Securities Fund on March 10, 2005. The acquisition was accomplished by a tax-free exchange of 4,449,445.112 Class A shares of the Fund for 4,190,454.806 shares of Government Securities Fund
Class A, 834,916.727 Class B shares of the Fund for 783,996.906 shares of Government Securities Fund Class B, and 356.134 Class Y shares of the Fund for
337.738 shares of Government Securities Fund Class Y. Government Securities Fund net assets at that date of $58,846,725, including $237,787 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $116,337,680. The combined net assets of the Fund immediately following the acquisition were $175,184,405. The Fund acquired capital loss carryovers, subject to limitations, of $4,791,200 from Government Securities Fund.

September 30, 2005


10. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                    Year Ended                           Year Ended
                                                September 30, 2005                   September 30, 2004
                                       -----------------------------------  -----------------------------------
Core Plus Bond Fund                         Shares             Amount            Shares             Amount
-----------------------------------    ----------------  -----------------  ----------------  -----------------
Class A:
   Shares sold                                1,388,801  $      16,079,888         1,605,711  $      18,625,859
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     374,646          4,342,323           399,777          4,638,774
                                       ----------------  -----------------  ----------------  -----------------
                                              1,763,447         20,422,211         2,005,488         23,264,633
   Shares repurchased                        (2,814,749)       (32,644,448)       (3,251,762)       (37,683,812)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   (1,051,302) $     (12,222,237)       (1,246,274) $     (14,419,179)
                                       ----------------  -----------------  ----------------  -----------------
Class B:
   Shares sold                                3,051,314  $      35,378,116         3,593,650  $      41,729,759
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     138,384          1,605,875           162,394          1,885,405
                                       ----------------  -----------------  ----------------  -----------------
                                              3,189,698         36,983,991         3,756,044         43,615,164
   Shares repurchased                        (4,304,577)       (49,860,073)       (4,934,717)       (57,311,673)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   (1,114,879) $     (12,876,082)       (1,178,673) $     (13,696,509)
                                       ----------------  -----------------  ----------------  -----------------
Class C:
   Shares sold                                  117,915  $       1,367,189            94,805  $       1,102,148
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      12,453            144,537            13,177            153,074
                                       ----------------  -----------------  ----------------  -----------------
                                                130,368          1,511,726           107,982          1,255,222
   Shares repurchased                          (125,755)        (1,458,081)         (236,056)        (2,722,618)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                        4,613  $          53,645          (128,074) $      (1,467,396)
                                       ----------------  -----------------  ----------------  -----------------
Class Y:
   Shares sold                                  294,003  $       3,417,059           330,962  $       3,859,687
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      36,213            421,543            59,164            689,033
                                       ----------------  -----------------  ----------------  -----------------
                                                330,216          3,838,602           390,126          4,548,720
   Shares repurchased                          (471,320)        (5,465,958)         (989,193)       (11,485,471)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                     (141,104) $      (1,627,356)         (599,067) $      (6,936,751)
                                       ----------------  -----------------  ----------------  -----------------
   Increase (decrease) from capital
    share transactions                       (2,302,672) $     (26,672,030)       (3,152,088) $     (36,519,835)
                                       ================  =================  ================  =================

September 30, 2005


10. Capital Shares (continued).

                                                    Year Ended                           Year Ended
                                                September 30, 2005                   September 30, 2004
                                       -----------------------------------  -----------------------------------
High Income Fund                            Shares             Amount            Shares             Amount
-----------------------------------    ----------------  -----------------  ----------------  -----------------
Class A:
   Shares sold                                1,843,627  $       9,144,401         1,288,493  $       6,184,887
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     201,974          1,002,839           229,520          1,097,920
                                       ----------------  -----------------  ----------------  -----------------
                                              2,045,601         10,147,240         1,518,013          7,282,807
   Shares repurchased                        (1,968,099)        (9,761,214)       (1,529,706)        (7,301,820)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                       77,502  $         386,026           (11,693) $         (19,013)
                                       ----------------  -----------------  ----------------  -----------------
Class B:
   Shares sold                                  127,125  $         632,910           226,956  $       1,090,578
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      79,627            395,537           117,713            563,684
                                       ----------------  -----------------  ----------------  -----------------
                                                206,752          1,028,447           344,669          1,654,262
   Shares repurchased                        (1,513,258)        (7,517,536)       (1,651,156)        (7,900,417)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   (1,306,506) $      (6,489,089)       (1,306,487) $      (6,246,155)
                                       ----------------  -----------------  ----------------  -----------------
Class C:
   Shares sold                                  304,056  $       1,494,195            84,117  $         402,199
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      17,043             84,652            16,780             80,318
                                       ----------------  -----------------  ----------------  -----------------
                                                321,099          1,578,847           100,897            482,517
   Shares repurchased                          (147,783)          (739,866)         (174,710)          (834,207)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                      173,316  $         838,981           (73,813) $        (351,690)
                                       ----------------  -----------------  ----------------  -----------------
   Increase (decrease) from capital
    share transactions                       (1,055,688) $      (5,264,082)       (1,391,993) $      (6,616,858)
                                       ================  =================  ================  =================

September 30, 2005


10. Capital Shares (continued).

                                                    Year Ended                            Year Ended
                                                September 30, 2005                    September 30, 2004
                                       -----------------------------------   -----------------------------------
Limited Term Government and Agency
Fund                                        Shares              Amount            Shares             Amount
-----------------------------------    ----------------   -----------------  ----------------  -----------------
Class A:
   Shares sold                                1,025,368   $      11,507,822         1,157,697  $      13,126,606
   Shares issued in connection with
    acquisition of Loomis Sayles
    Government Securities Fund                4,449,445          49,566,819                --                 --
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     223,935           2,506,659           239,161          2,713,978
                                       ----------------   -----------------  ----------------  -----------------
                                              5,698,748          63,581,300         1,396,858         15,840,584
   Shares repurchased                        (2,390,415)        (26,770,920)       (2,142,804)       (24,327,014)
                                       ----------------   -----------------  ----------------  -----------------
   Net increase (decrease)                    3,308,333   $      36,810,380          (745,946) $      (8,486,430)
                                       ----------------   -----------------  ----------------  -----------------
Class B:
   Shares sold                                   90,600   $       1,011,141           134,092  $       1,517,724
   Shares issued in connection with
    acquisition of Loomis Sayles
    Government Securities Fund                  834,917           9,275,925                --                 --
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      20,684             230,974            25,006            283,349
                                       ----------------   -----------------  ----------------  -----------------
                                                946,201          10,518,040           159,098          1,801,073
   Shares repurchased                          (476,529)         (5,324,127)         (537,206)        (6,100,694)
                                       ----------------   -----------------  ----------------  -----------------
   Net increase (decrease)                      469,672   $       5,193,913          (378,108) $      (4,299,621)
                                       ----------------   -----------------  ----------------  -----------------
Class C:
   Shares sold                                   67,790   $         759,450           106,715  $       1,211,584
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                       7,387              82,688            12,725            144,384
                                       ----------------   -----------------  ----------------  -----------------
                                                 75,177             842,138           119,440          1,355,968
   Shares repurchased                          (174,813)         (1,960,779)         (260,938)        (2,968,972)
                                       ----------------   -----------------  ----------------  -----------------
   Net increase (decrease)                      (99,636)  $      (1,118,641)         (141,498) $      (1,613,004)
                                       ----------------   -----------------  ----------------  -----------------
Class Y:
   Shares sold                                  206,094   $       2,316,707            57,198  $         653,419
   Shares issued in connection with
    acquisition of Loomis Sayles
    Government Securities Fund                      356               3,981                --                 --
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                       5,628              63,325            18,709            213,178
                                       ----------------   -----------------  ----------------  -----------------
                                                212,078           2,384,013            75,907            866,597
   Shares repurchased                          (357,795)         (4,047,745)         (298,779)        (3,409,632)
                                       ----------------   -----------------  ----------------  -----------------
   Net increase (decrease)                     (145,717)  $      (1,663,732)         (222,872) $      (2,543,035)
                                       ----------------   -----------------  ----------------  -----------------
   Increase (decrease) from capital
    share transactions                        3,532,652   $      39,221,920        (1,488,424) $     (16,942,090)
                                       ================   =================  ================  =================

On September 30, 2005, one shareholder owned 9.25% of the Fund's total shares outstanding.

September 30, 2005


10. Capital Shares (continued).

                                                                        Year Ended
                                                                    September 30, 2005
                                                           -----------------------------------
Massachusetts Tax Free Income Fund                              Shares             Amount
--------------------------------------------------------   ----------------  -----------------
Class A:
   Shares sold                                                      108,967  $       1,818,083
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                            124,767          2,082,631
                                                           ----------------  -----------------
                                                                    233,734          3,900,714
   Shares repurchased                                              (509,747)        (8,484,290)
                                                           ----------------  -----------------
   Net increase (decrease)                                         (276,013) $      (4,583,576)
                                                           ----------------  -----------------
Class B:
   Shares sold                                                        3,203  $          53,537
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                              4,326             72,024
                                                           ----------------  -----------------
                                                                      7,529            125,561
   Shares repurchased                                               (82,197)        (1,367,143)
                                                           ----------------  -----------------
   Net increase (decrease)                                          (74,668) $      (1,241,582)
                                                           ----------------  -----------------
   Increase (decrease) from capital share transactions             (350,681) $      (5,825,158)
                                                           ================  =================

                                                                        Year Ended
                                                                    September 30, 2004
                                                           -----------------------------------
Massachusetts Tax Free Income Fund                              Shares             Amount
--------------------------------------------------------   ----------------  -----------------
Class A:
   Shares sold                                                       92,298  $       1,517,739
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                            138,812          2,281,926
                                                           ----------------  -----------------
                                                                    231,110          3,799,665
   Shares repurchased                                              (583,207)        (9,546,927)
                                                           ----------------  -----------------
   Net increase (decrease)                                         (352,097) $      (5,747,262)
                                                           ----------------  -----------------
Class B:
   Shares sold                                                        6,385  $         104,899
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                              5,985             98,181
                                                           ----------------  -----------------
                                                                     12,370            203,080
   Shares repurchased                                              (122,073)        (2,004,356)
                                                           ----------------  -----------------
   Net increase (decrease)                                         (109,703) $      (1,801,276)
                                                           ----------------  -----------------
   Increase (decrease) from capital share transactions             (461,800) $      (7,548,538)
                                                           ================  =================

                                                    Year Ended                           Year Ended
                                                September 30, 2005                   September 30, 2004
                                       -----------------------------------  -----------------------------------
Municipal Income Fund                       Shares             Amount            Shares             Amount
-----------------------------------    ----------------  -----------------  ----------------  -----------------
Class A:
   Shares sold                                  417,124  $       3,133,149           562,771  $       4,169,045
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     359,731          2,701,656           431,284          3,197,822
                                       ----------------  -----------------  ----------------  -----------------
                                                776,855          5,834,805           994,055          7,366,867
   Shares repurchased                        (2,060,532)       (15,468,783)       (3,170,451)       (23,420,778)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   (1,283,677) $      (9,633,978)       (2,176,396) $     (16,053,911)
                                       ----------------  -----------------  ----------------  -----------------
Class B:
   Shares sold                                   91,090  $         683,767           128,884  $         956,534
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      20,236            152,169            27,197            201,837
                                       ----------------  -----------------  ----------------  -----------------
                                                111,326            835,936           156,081          1,158,371
   Shares repurchased                          (309,437)        (2,326,615)         (409,784)        (3,040,646)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                     (198,111) $      (1,490,679)         (253,703) $      (1,882,275)
                                       ----------------  -----------------  ----------------  -----------------
   Increase (decrease) from capital
    share transactions                       (1,481,788) $     (11,124,657)       (2,430,099) $     (17,936,186)
                                       ================  =================  ================  =================

September 30, 2005


10. Capital Shares (continued).

                                                    Year Ended                           Year Ended
                                                September 30, 2005                   September 30, 2004
                                       -----------------------------------  -----------------------------------
Strategic Income Fund                       Shares             Amount            Shares             Amount
-----------------------------------    ----------------  -----------------  ----------------  -----------------
Class A:
   Shares sold                               50,308,376  $     706,576,467        18,605,688  $     246,707,247
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                   1,468,469         20,639,715           769,347         10,148,557
                                       ----------------  -----------------  ----------------  -----------------
                                             51,776,845        727,216,182        19,375,035        256,855,804
   Shares repurchased                        (8,154,982)      (114,434,654)       (5,231,023)       (68,866,251)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   43,621,863  $     612,781,528        14,144,012  $     187,989,553
                                       ----------------  -----------------  ----------------  -----------------
Class B:
   Shares sold                                3,250,360  $      45,753,417         2,393,606  $      31,720,078
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     252,300          3,556,640           330,396          4,369,393
                                       ----------------  -----------------  ----------------  -----------------
                                              3,502,660         49,310,057         2,724,002         36,089,471
   Shares repurchased                        (2,831,055)       (39,810,800)       (2,654,105)       (34,998,138)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                      671,605  $       9,499,257            69,897  $       1,091,333
                                       ----------------  -----------------  ----------------  -----------------
Class C:
   Shares sold                               37,693,843  $     531,354,799        14,515,841  $     193,058,623
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     386,067          5,441,310           242,679          3,207,880
                                       ----------------  -----------------  ----------------  -----------------
                                             38,079,910        536,796,109        14,758,520        196,266,503
   Shares repurchased                        (3,055,156)       (42,960,385)       (1,236,758)       (16,245,858)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   35,024,754  $     493,835,724        13,521,762  $     180,020,645
                                       ----------------  -----------------  ----------------  -----------------
Class Y:
   Shares sold                                3,058,044  $      42,955,389           850,431  $      11,206,980
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      30,007            421,552            14,335            188,666
                                       ----------------  -----------------  ----------------  -----------------
                                              3,088,051         43,376,941           864,766         11,395,646
   Shares repurchased                          (332,834)        (4,648,580)         (240,560)        (3,177,333)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                    2,755,217  $      38,728,361           624,206  $       8,218,313
                                       ----------------  -----------------  ----------------  -----------------
   Increase (decrease) from capital
    share transactions                       82,073,439  $   1,154,844,870        28,359,877  $     377,319,844
                                       ================  =================  ================  =================

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Massachusetts Tax Free Income Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Core Plus Bond Fund, a series of IXIS Advisor Funds Trust I, the Loomis Sayles Massachusetts Tax Free Income Fund, a series of IXIS Advisor Funds Trust II, and the Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and the Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 23, 2005

                            ADDITIONAL INFORMATION


Shareholder Meetings (Unaudited)

At a special shareholders' meeting held on June 2, 2005, shareholders of IXIS Advisor Funds Trust I, of which the Loomis Sayles Core Plus Bond Fund is a series, voted for the following proposals:

             1. Election of Trustees for IXIS Advisor Funds Trust I ("Trust I")

                                                Votes
                                Votes For      Withheld      Total Votes
      -                         ---------      --------      -----------
      Graham T. Allison, Jr. 131,745,061.272 3,213,785.211 134,958,846.483
      Edward A. Benjamin     131,812,753.170 3,146,093.313 134,958,846.483
      Daniel M. Cain         131,896,620.650 3,062,225.833 134,958,846.483
      Paul G. Chenault       131,736,188.725 3,222,657.758 134,958,846.483
      Kenneth J. Cowan       131,624,646.555 3,334,199.928 134,958,846.483
      Richard Darman         131,920,983.533 3,037,862.950 134,958,846.483
      Sandra O. Moose        131,873,816.605 3,085,029.878 134,958,846.483
      John A. Shane          131,718,823.070 3,240,023.413 134,958,846.483
      Charles D. Baker       131,824,162.901 3,134,683.582 134,958,846.483
      Cynthia L. Walker      131,866,957.031 3,091,889.452 134,958,846.483
      Robert J. Blanding     131,879,975.460 3,078,871.023 134,958,846.483
      John T. Hailer         131,817,344.611 3,141,501.872 134,958,846.483

             2. Approval of an Amended and Restated Agreement and Declaration
                of Trust for Trust I

                      Voted       Abstained      Broker
     Voted For       Against        Votes       Non-Votes      Total Votes
     ---------       -------        -----       ---------      -----------
   96,227,281.438 3,171,004.690 3,467,338.355 32,093,222.000 134,958,846.483

At a special shareholders' meeting held on June 2, 2005, shareholders of IXIS Advisor Funds Trust II, of which the Loomis Sayles Massachusetts Tax Free Income Fund is a series, voted for the following proposals:

             1. Election of Trustees for IXIS Advisor Funds Trust II ("Trust
                II")

                                                Votes
                                 Votes For     Withheld    Total Votes
        -                        ---------     --------    -----------
        Graham T. Allison, Jr. 22,764,239.374 514,958.204 23,279,197.578
        Edward A. Benjamin     22,770,172.406 509,025.172 23,279,197.578
        Daniel M. Cain         22,772,091.712 507,105.866 23,279,197.578
        Paul G. Chenault       22,749,975.557 529,222.021 23,279,197.578
        Kenneth J. Cowan       22,758,192.528 521,005.050 23,279,197.578
        Richard Darman         22,761,355.077 517,842.501 23,279,197.578
        Sandra O. Moose        22,783,421.156 495,776.422 23,279,197.578
        John A. Shane          22,758,852.839 520,344.739 23,279,197.578
        Charles D. Baker       22,746,708.764 532,488.814 23,279,197.578
        Cynthia L. Walker      22,774,049.885 505,147.693 23,279,197.578
        Robert J. Blanding     22,771,113.391 508,084.187 23,279,197.578
        John T. Hailer         22,773,708.397 505,489.181 23,279,197.578

             2. Approval of an Amended and Restated Agreement and Declaration
                of Trust for Trust II

                        Voted     Abstained     Broker
        Voted For      Against      Votes      Non-Votes    Total Votes
        ---------      -------      -----      ---------    -----------
      16,078,256.237 402,230.847 539,405.494 6,259,305.000 23,279,197.578

                            ADDITIONAL INFORMATION



At a special shareholders' meeting held on June 2, 2005, shareholders of Loomis Sayles Funds II, of which the Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund are series, voted for the following proposals:

             1. Election of Trustees for Loomis Sayles Funds II ("Loomis Trust
                II")

                                                Votes
                               Votes For       Withheld         Total
     -                         ---------       --------         -----
     Graham T. Allison, Jr. 132,584,909.794 22,128,560.082 154,713,469.876
     Edward A. Benjamin     132,612,377.523 22,101,092.353 154,713,469.876
     Daniel M. Cain         132,610,853.597 22,102,616.279 154,713,469.876
     Paul G. Chenault       132,528,522.129 22,184,947.747 154,713,469.876
     Kenneth J. Cowan       132,560,768.058 22,152,701.818 154,713,469.876
     Richard Darman         132,450,040.167 22,263,429.709 154,713,469.876
     Sandra O. Moose        132,566,101.551 22,147,368.325 154,713,469.876
     John A. Shane          132,564,423.970 22,149,045.906 154,713,469.876
     Charles D. Baker       132,593,048.677 22,120,421.199 154,713,469.876
     Cynthia L. Walker      132,584,766.724 22,128,703.152 154,713,469.876
     Robert J. Blanding     132,514,900.631 22,198,569.245 154,713,469.876
     John T. Hailer         132,593,553.721 22,119,916.155 154,713,469.876

             2. Approval of an Amended and Restated Agreement and Declaration
                of Trust for Loomis Trust II

                      Voted       Abstained       Broker
     Voted For       Against        Votes        Non-Votes      Total Votes
     ---------       -------        -----        ---------      -----------
  103,245,838.162 2,321,818.870 22,868,247.134 32,828,038.000 161,263,942.166

With respect to this proposal, the meeting was adjourned initially to June 22, 2005 and again to July 21, 2005 due to insufficient votes to pass the proposal.

                        TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-343-2029.

                       Position(s) Held with the                                      Number of Portfolios in
                         Trust, Length of Time         Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*       During Past 5 Years**       and Other Directorships Held
---------------------- --------------------------       ---------------------       ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.   Trustee, since 1984 for   Douglas Dillon Professor and     38;
(3/23/40)              IXIS Advisor Funds Trust I; Director of the Belfer Center    Director, Taubman Centers,
                       since 1993 for IXIS Advisor of Science and International     Inc. (real estate investment
                       Funds Trust II; since 2003  Affairs, John F. Kennedy         trust); Advisory Board
                       for Loomis Sayles Funds II; School of Government,            Member, USEC Inc. (energy
                           Contract Review and     Harvard University               supplier)
                          Governance Committee
                                 Member

Charles D. Baker          Trustee, since 2005;     President and Chief Executive    38;
(11/13/56)                 Contract Review and     Officer, Harvard Pilgrim         None
                          Governance Committee     Health Care (health plan)
                                 Member

Edward A. Benjamin       Trustee, since 2003 for   Retired                          38;
(5/30/38)              IXIS Advisor Funds Trust I                                   Director, Coal, Energy
                         and II; since 2002 for                                     Investments & Management,
                         Loomis Sayles Funds II;                                    LLC; Director, Precision
                           Contract Review and                                      Optics Corporation (optics
                          Governance Committee                                      manufacturer)
                                 Member

Daniel M. Cain           Trustee, since 1996 for   President and Chief Executive    38;
(2/24/45)              IXIS Advisor Funds Trust I  Officer, Cain Brothers &         Trustee, Universal Health
                         and II; since 2003 for    Company, Incorporated            Realty Income Trust;
                         Loomis Sayles Funds II;   (investment banking)             Director, Sheridan
                        Co-Chairman of the Board,                                   Healthcorp (physician
                         since 2004; Chairman of                                    practice management)
                           the Audit Committee

Paul G. Chenault         Trustee, since 2003 for   Retired; Trustee, First Variable 38;
(9/12/33)              IXIS Advisor Funds Trust I  Life (variable life insurance)   Director, Mailco Office
                         and II; since 2000 for                                     Products, Inc. (mailing
                         Loomis Sayles Funds II;                                    equipment)
                           Contract Review and
                          Governance Committee
                                 Member

                        TRUSTEE AND OFFICER INFORMATION


                        Position(s) Held with the                                     Number of Portfolios in
                          Trust, Length of Time         Principal Occupation(s)       Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*       During Past 5 Years**      and Other Directorships Held
----------------------  --------------------------       ---------------------      ----------------------------

INDEPENDENT TRUSTEES
continued

  Kenneth J. Cowan        Trustee, since 1993 for    Retired                       38;
  (4/5/32)              IXIS Advisor Funds Trust I;                                None
                        since 1975 for IXIS Advisor
                        Funds Trust II; since 2003
                        for Loomis Sayles Funds II;
                         Co-Chairman of the Board,
                          since 2004; Chairman of
                          the Contract Review and
                           Governance Committee

  Richard Darman          Trustee, since 1996 for    Partner, The Carlyle Group    38;
  (5/10/43)             IXIS Advisor Funds Trust I   (investments); formerly,      Director and Chairman of the
                          and II; since 2003 for     Professor, John F. Kennedy    Board of Directors, AES
                          Loomis Sayles Funds II;    School of Government,         Corporation (independent
                            Contract Review and      Harvard University            power company); Chairman-
                           Governance Committee                                    Designate of the Smithsonian
                                  Member                                           National Museum of
                                                                                   American History; Trustee,
                                                                                   Howard Hughes Medical
                                                                                   Institute

  Sandra O. Moose         Trustee, since 1982 for    President, Strategic Advisory 38;
  (2/17/42)             IXIS Advisor Funds Trust I;  Services (management          Director, Verizon
                        since 1993 for IXIS Advisor  consulting); formerly, Senior Communications; Director,
                       Funds Trust II and III; since Vice President and Director,  Rohm and Haas Company
                          2003 for Loomis Sayles     The Boston Consulting Group,  (specialty chemicals);
                         Funds II; Audit Committee   Inc. (management consulting)  Director, AES Corporation
                                  Member

  John A. Shane           Trustee, since 1993 for    President, Palmer Service     38;
  (2/22/33)             IXIS Advisor Funds Trust I;  Corporation (venture capital  Director, Gensym
                        since 1982 for IXIS Advisor  organization)                 Corporation (software and
                          Funds Trust II and III;                                  technology services provider);
                           since 2003 for Loomis                                   Director, Abt Associates Inc.
                         Sayles Funds II; Contract                                 (research and consulting
                           Review and Governance                                   firm)
                             Committee Member

  Cynthia L. Walker     Trustee, since 2005; Audit   Dean for Finance and CFO      38;
  (7/25/56)                  Committee Member        (formerly, Associate Dean for None
                                                     Finance & CFO), Harvard
                                                     Medical School

                        TRUSTEE AND OFFICER INFORMATION


                        Position(s) Held with the                                     Number of Portfolios in
                          Trust, Length of Time        Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*      During Past 5 Years**       and Other Directorships Held
----------------------  --------------------------      ---------------------       ----------------------------

INTERESTED TRUSTEES

Robert J. Blanding/1/      Trustee, since 2002;    President, Chairman, Director           38;
(4/14/47)               Chief Executive Officer of and Chief Executive Officer,            None
555 California Street    Loomis Sayles Funds II,   Loomis, Sayles & Company,
San Francisco, CA 94104         since 2003         L.P.

John T. Hailer/2/          Trustee, since 2000;    President and Chief Executive           38;
(11/23/60)                 President and Chief     Officer, IXIS Asset                     None
                        Executive Officer of IXIS  Management Distributors,
                         Advisor Funds I and II,   L.P.; President and Chief
                         since 2000; President of  Executive Officer, IXIS
                         Loomis Sayles Funds II,   Advisor Funds
                                since 2003

OFFICERS

Coleen Downs Dinneen    Secretary, Clerk and Chief Senior Vice President, General          Not Applicable
(12/16/60)              Legal Officer, since 2004  Counsel, Secretary and Clerk
                                                   (formerly, Deputy General
                                                   Counsel, Assistant Secretary
                                                   and Assistant Clerk) IXIS
                                                   Asset Management
                                                   Distribution Corporation, IXIS
                                                   Asset Management
                                                   Distributors, L.P. and IXIS
                                                   Asset Management Advisors,
                                                   L.P.

Michael C. Kardok          Treasurer, Principal    Senior Vice President, IXIS             Not Applicable
(7/17/59)                Financial and Accounting  Asset Management Advisors,
                           Officer, since 2004     L.P. and IXIS Asset
                                                   Management Distributors,
                                                   L.P.; formerly, Senior Director,
                                                   PFPC Inc.

Max J. Mahoney            Anti-Money Laundering    Senior Vice President, Deputy           Not Applicable
(5/1/62)                  Officer and Assistant    General Counsel, Assistant
                          Secretary, since 2005    Secretary and Assistant Clerk,
                                                   IXIS Asset Management
                                                   Distribution Corporation, IXIS
                                                   Asset Management
                                                   Distributors, L.P. and IXIS
                                                   Asset Management Advisors,
                                                   L.P.; Chief Compliance
                                                   Officer, IXIS Asset
                                                   Management Advisors, L.P.;
                                                   formerly, Senior Counsel,
                                                   MetLife, Inc.; formerly,
                                                   Associate Counsel, LPL
                                                   Financial Services, Inc.

                        TRUSTEE AND OFFICER INFORMATION


                       Position(s) Held with the                                    Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)       Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*      During Past 5 Years**      and Other Directorships Held
---------------------- --------------------------      ---------------------      ----------------------------

OFFICERS
continued

 John E. Pelletier      Chief Operating Officer,   Executive Vice President and          Not Applicable
 (6/24/64)                     since 2004          Chief Operating Officer
                                                   (formerly, General Counsel,
                                                   Secretary and Clerk), IXIS
                                                   Asset Management
                                                   Distributors, L.P. and IXIS
                                                   Asset Management Advisors,
                                                   L.P.; Executive Vice President
                                                   (formerly, Senior Vice
                                                   President, General Counsel,
                                                   Secretary and Clerk), IXIS
                                                   Asset Management
                                                   Distribution Corporation;
                                                   formerly, Director IXIS Asset
                                                   Management Services
                                                   Company

 Daniel J. Fuss        Executive Vice President of Vice Chairman and Director,           Not Applicable
 (9/27/33)               Loomis Sayles Funds II,   Loomis, Sayles & Company,
 One Financial Center          since 2003          L.P.; Prior to 2002, President
 Boston, MA 02111                                  and Trustee of Loomis Sayles
                                                   Funds II

 Kristin Vigneaux       Chief Compliance Officer,  Chief Compliance Officer for          Not Applicable
 (9/25/69)                     since 2004          Mutual Funds, IXIS Asset
                                                   Management Distributors, L.P.
                                                   and IXIS Asset Management
                                                   Advisors, L.P.; formerly, Vice
                                                   President, IXIS Asset
                                                   Management Services
                                                   Company

* The year provided is the earliest year during which a Trustee was elected or appointed to the Trusts. All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72, but was suspended for the calendar year 2006. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy but to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor and Loomis Sayles Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis,
    Sayles & Company, L.P. ("Loomis Sayles") are omitted if not materially different from a Trustee's or officer's current position with such entity.

*** The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust:
      President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. As of the date hereof, Ms. Cynthia L. Walker, and Mr. Daniel M. Cain, both members of the audit committee, have been designated as `audit committee financial experts" by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees paid to Principal Accountant by the Fund.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

                                 Audit fees      Audit-related fees      Tax fees/1/      All other fees
                             ------------------  ------------------   -----------------  ----------------
                               2004      2005     2004        2005     2004      2005     2004      2005
                             --------  --------  ------      ------   -------   -------  ------    ------
Loomis Sayles Massachusetts
Tax Free Income Fund         $ 21,900  $ 22,350     --          --    $ 5,467   $ 8,304     --        --

1. The tax fees consist of a review of the Registrant's tax returns (2004), preparation of fiscal year-end distribution analysis, financial statement disclosures, and tax return (2005), review of year-end shareholder reporting (2005), and review of tax compliance (2005).

Aggregate fees billed to the Registrant for non-audit services during 2004 and 2005 were $5,467 and $8,304, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust's principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                       Audit-related fees      Tax fees         All other fees
                       ------------------  ----------------  -------------------
                         2004      2005     2004     2005      2004       2005
                       --------  --------  ------  --------  --------   --------
Control Affiliates     $ 73,600  $ 97,600      --  $ 35,725  $ 54,400   $ 47,800

Aggregate fees billed to Control Affiliates for non-audit services during 2004 and 2005 were $128,000 and $181,125, respectively.

None of the audit-related, tax and other services provided by the Registrant's principal accountant were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

     Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

     If, in the opinion of management, a proposed engagement by the Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1)
     (b) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibits
               (a)(2)(1)and (a)(2)(2), respectively.
     (a)  (3)  Not applicable.
     (a) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as exhibit (b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    IXIS Advisor Funds Trust II

                                    By: /s/ John T. Hailer

                                    Name:  John T. Hailer
                                    Title: President and Chief Executive Officer
                                    Date:  November 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                    By: /s/ John T. Hailer

                                    Name:  John T. Hailer
                                    Title: President and Chief Executive Officer
                                    Date:  November 28, 2005


                                    By: /s/ Michael C. Kardok

                                    Name:  Michael C. Kardok
                                    Title: Treasurer
                                    Date:  November 28, 2005